Pages or exhibits where confidential treatment has been requested pursuant to the Company's application under Rule 406 of the Securities Act of 1933 are stamped "Confidential material omitted and filed separately with the Securities and Exchange Commission." The appropriate section has been marked at the appropriate place with an "*".


                               MASTER AGREEMENT

         Agreement dated as of May 26, 1998, between EM Industries, Incorporated ("EMI"), a corporation organized under the laws of New York and having offices at 7 Skyline Drive, Hawthorne, New York, 10532, and Dey Laboratories L.P. ("Dey"), a limited partnership organized under the laws of Delaware and having offices at 2751 Napa Valley Corporate Drive, Napa, California 94558.

         WHEREAS, EMI has the right to license the Intellectual Property (as hereinafter defined) used in connection with the development, production, marketing and distribution of the Products (as hereinafter defined); and

         WHEREAS, Dey desires to acquire a license (or sub-license, as the case may be) to use the Intellectual Property in connection with the development, production, marketing and distribution of the Products within the Territory (as hereinafter defined); and

         WHEREAS, EMI is the distributor of certain Products, including without limitation EpiPen(R) and related products under agreements (as amended and supplemented with any ancillary agreements thereto, and as listed in Schedule A hereof, the "Schedule A Agreements") with certain third parties (the "Schedule A Third Parties"); and

         WHEREAS, Dey desires to become a sub-distributor for the exclusive marketing of these Products in the Territory; and

         WHEREAS, EMI is a party to certain distribution agreements (as amended and supplemented with any ancillary agreements thereto, and as listed in Schedule B hereof, the "Schedule B Agreements"; together with the Schedule A Agreements, the "Third-Party Agreements") with certain third parties (the "Schedule B Third Parties"; together with the Schedule A Third Parties, the "Third Parties"), with respect to the distribution of EpiPen(R) and related products in Canada and in Europe and EMI desires to transfer and assign to Dey all of its right, title and interest, and delegate to Dey the performance of all its duties and obligations, in and under the Schedule B Agreements, and Dey has agreed to accept such assignment and delegation of such Schedule B Agreements;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereby agree as follows:

1.       DEFINITIONS

         For the purpose of this Agreement, the terms set forth below shall have the following meanings:

         1.1 "ACAROSAN Products" means those Products specified in the Allergopharma Agreement.

         1.2 "Allergopharma Agreement" means that certain distribution agreement dated April 1, 1994 between Allergopharma Joachim Ganzer KG ("Allergopharma", as assignee of Werner & Mertz GmbH for the agreement dated June 22, 1988 between Werner & Mertz GmbH and Chemical Services and Finances AG) and EMI, through its Center Laboratories division, relating to ACAROSAN, as amended.

         1.3 "ASTECH Products" means those Products referred to in the BIOTRINE Agreement.

         1.4 "BIOTRINE Agreement" means that certain technology purchase agreement dated April 1, 1994 between Biotrine Corporation ("BIOTRINE") and EMI relating to the Home Peak Flow Meter, as amended.

         1.5 "Confidential Information" means any and all proprietary or confidential information of either of the parties, including without limitation any and all know-how, data, information, results, procedures, methodology, trade secrets, technical and scientific expertise, marketing information and customer lists which relate to the Products, business, financial, marketing, manufacturing, sales, distribution and supply information, and information related to the party's internal organization, personnel, methods and procedures, finances, facilities, capabilities, research, development, planning or products, and any other information including Know-How and Patent Rights (to the extent applicable) that would reasonably be considered to be confidential for purposes of this Agreement. Notwithstanding the foregoing, in the context of each individual Schedule A Agreement, "Confidential Information" shall have the meaning ascribed to it in such Schedule A Agreement.

         1.6 "EpiPen(R) Agreement" means that certain agreement dated October 21, 1996, as amended, between Survival Technology, Inc. ("Meridian") and EMI through its Center Laboratories division, relating to, without limitation, EpiPen(R), EpiPen(R) Jr., Epi E= Z Pen(R) and Epi E= Z Pen(R), Jr.

         1.7 "EpiPen(R) Products" means those Products specified in the EpiPen(R) Agreement.

         1.8 "FDA" means the United States Food and Drug Administration.

         1.9 "Net Sales" means, with respect to each Product, gross sales of each such Product less chargebacks, discounts, allowances (including without limitation, returns and all other credit memos), and rebates for such Product.

         1.10 "Gross Profit" means, with respect to each Product, the net sales of such Product less the cost of goods sold for such Product.

         1.11 "Intellectual Property" means collectively, the Know-How, the Trademarks and the Patent Rights. "Owned Intellectual Property" shall mean all Patent Rights, Know-How and Trademarks except those licensed to EMI pursuant to the Allergopharma Agreement.

         1.12 "Know-How" means, with respect to each individual Product, technical data, knowledge or information, trade secrets, or advice, written or oral, relating to the design, development engineering, manufacture, assembly, use, sale, marketing, distribution, installation, operation or servicing of such Products, including without limitation all Technical Information (as defined in the Allergopharma Agreement), any improvements in Products referred to in the BIOTRINE Agreement (whether made by BIOTRINE or EMI), trade secrets, unpatented inventions, protocols, know-how, product formulae, product formulations, systems, manufacturing, processes, procedures, recipes, records of inventions, test information, drawings, diagrams, designs and operating manuals, software and other proprietary information related to such Products, whether acquired or made prior to, on or after the date hereof.

         1.13 "Patent Rights" means, with respect to each individual Product, any and all rights owned or licensed by EMI under certificates of invention, patents, certificates of protection and all decrees, grants, concessions, licenses and contracts (and applications therefor) whereby any government or governmental authority confers upon an individual, partnership, association, corporation or other entity the exclusive right within any territory, for any period of time to manufacture, sell or use a process, apparatus or article, to license others to perform these activities and/or to restrain others from so doing, and which relate to the design, engineering, development, assembly, manufacture, installation or sale of the Products, including without limitation those identified in Schedule C attached hereto and such other Patent Rights as EMI shall from time to time designate in writing to Dey in its sole discretion.

         1.14 "Products" means any and all of those pharmaceutical products, allergy-reduction devices and other consumer products referred to in the Schedule A Agreements for purposes of this Agreement. In the context of each individual Schedule A Agreement,"Products" shall have the meaning ascribed to it in such Schedule A Agreement.

         1.15 "Term" means the period from the date hereof until termination of this Agreement in accordance with Article 12 hereof.

         1.16 "Territory" means all the countries of the world with respect to this Agreement. Notwithstanding the foregoing, in the context of each individual Schedule A Agreement, "Territory" shall have the meaning ascribed to it in such Schedule A Agreement.

         1.17 "Trademarks" means the trademarks and trade names set forth in Schedule D attached hereto as they shall be modified from time to time by EMI, and such other trademarks and trade names used in connection with the Products as EMI shall from time to time designate in writing to Dey in its sole discretion.

Article 2.   GRANT OF RIGHTS

         2.1 License to the Patent Rights.

         EMI hereby grants to Dey and Dey hereby accepts, during the term of this Agreement and subject to the terms and conditions set forth below, an exclusive right and license to use the Patents Rights in connection with the production, marketing, sale and distribution (as applicable) of each respective Product, in accordance with each respective Schedule A Agreement or Schedule B Agreement.

         2.2 Trademark License.

         EMI hereby grants to Dey and Dey hereby accepts, during the term of this Agreement and subject to the terms and conditions set forth below, an exclusive right and license to use the Trademarks in connection with the production, marketing, sale and distribution (as applicable) of each respective Product, in accordance with each respective Third-Party Agreement.

         2.3 License to Know-How.

         EMI hereby grants to Dey and Dey hereby accepts, during the term of this Agreement and subject to the terms and conditions set forth below, an exclusive right and license to use the Know-How in connection with the production, marketing, sale and distribution (as applicable) of each respective Product, in accordance with each respective Third-Party Agreement.

         2.4 Dey shall not, directly or indirectly, register, or attempt to register, in any country, territory or jurisdiction any rights as to any of the Intellectual Property, either during the Term of this Agreement or after its expiration or termination.

         2.5 Dey acknowledges and agrees that EMI is the sole owner of the Owned Intellectual Property and all goodwill relating thereto, and that Dey shall not, by reason of this Agreement or otherwise, acquire any right, title or other interest therein, other than the limited rights of use granted hereunder. Dey shall not sublicense its rights under this Article 2 without the prior written consent of EMI. All goodwill arising from the use of the Owned Intellectual Property by Dey shall inure solely to the benefit of EMI, and Dey hereby irrevocably assigns to EMI all other rights and any goodwill created by or arising out of such use.

Article 3.   APPOINTMENT OF SUB-DISTRIBUTOR

         3.1 Engagement.

         EMI hereby appoints Dey to act during the Term as its exclusive sub-distributor of Products, to the extent permitted by each Schedule A Agreement, within the Territory, as the Territory shall be constituted from time to time, and Dey hereby accepts such appointment.

         3.2 Duties of Dey as Sub-Distributor.

         Dey shall at its own cost and expense distribute, sell, market, promote, service, support and maintain the Products in the Territory, in accordance with each Schedule A Agreement. Dey shall arrange the terms of sale, including the price of the Products, between itself and its customers, in accordance with each Schedule A Agreement.

         3.3 Dey shall purchase each respective Product, as applicable, from the Schedule A Third Parties in accordance with the terms of each respective Schedule A Agreement. Dey agrees to produce, sell, market and distribute, as applicable, each respective Product in accordance with each respective Schedule A Agreement, and further agrees that all aspects of the production, sale, marketing and distribution of each Product shall be subject to and governed by each respective Schedule A Agreement.

         3.4 Notwithstanding the foregoing, and provided such actions do not contravene each respective Schedule A Agreement, Dey may appoint sub-distributors for each respective Product upon written notification to EMI. EMI acknowledges and agrees that upon assignment and assumption of the Schedule B Agreements by Dey in accordance with the Assignment and Assumption Agreement in form attached hereto as Schedule E, the Schedule B Third Parties shall become sub-distributors of Dey with respect to the EpiPen(R) Product Line.

Article 4.   ASSIGNMENT OF SCHEDULE B CONTRACTS.

         EMI hereby agrees to transfer and assign to Dey all of its right, title and interest, and delegate to Dey the performance of all its duties and obligations, in and under the Schedule B Agreements and Dey hereby accepts such assignment and delegation, all in accordance with the Assignment and Assumption Agreement attached hereto as Schedule E.

Article 5.   FEES

         5.1 In consideration of the sub-license by EMI to Dey of the Intellectual Property, the appointment by EMI of Dey as sub-distributor under the Schedule A Agreements and the assignment from EMI to Dey of the Schedule B Agreements, Dey shall pay to EMI:

                  5.1.1 on a quarterly basis, in U.S. dollars, within fifteen
(15) calendar days of the conclusion of each calendar quarter, a royalty payment equal to 16.5% (the "EpiPen(R) Royalty Percentage") of the aggregate applicable Net Sales for the EpiPen(R) Products during such calendar quarter; provided, that if such Net Sales exceed $15.75 million in 1997 or $31.5 million for any calendar year thereafter, such Net Sales shall be deemed to equal $15.75 million for 1997 or $31.5 million for any such year thereafter, as applicable (such amount, the "EpiPen(R) Royalty Amount"). Notwithstanding the foregoing, in the event that the aggregate Net Sales for the EpiPen(R) Products fall below $14.25 million for 1997 or below $28.5 million for any calendar year thereafter, or in the event that the aggregate Gross Profit for the EpiPen(R) Products falls below $7.3 million for 1997 or below $14.6 million for any calendar year thereafter, the Parties agree to negotiate in good faith to determine a new EpiPen(R) Royalty Percentage which should be applicable to such year and subsequent years, and, as appropriate, revised sales projections and cost estimates as well as the establishment of a new minimum gross profit level, utilizing the same valuation principles used to calculate the original EpiPen(R) Royalty Percentage. Any negotiated or renegotiated EpiPen(R) Royalty Percentage shall be applied retroactively to the first day of the calendar quarter in which gross profit falls below the specified amount.

                  5.1.2 within 30 days of the execution of this Agreement, $71,000 for the ACAROSAN Products, provided that no further royalty amounts shall be paid for the ACAROSAN Products.

                  5.1.3 on a quarterly basis, in U.S. dollars, within fifteen
(15) calendar days of the conclusion of each calendar quarter, a royalty payment equal to 7% of the aggregate applicable Net Sales for the ASTECH Products (the "ASTECH Royalty Payment").

         5.2 Notwithstanding anything to the contrary herein, all calculations in Section 5.1 shall be made pro rata for any partial years in which this Agreement is in effect.

         5.3 Verification of Net Sales and Gross Profit

                  5.3.1 Once after the conclusion of each calendar year, Dey agrees to grant EMI access to all books, records and documentation maintained by Dey with respect to the EpiPen(R) Products and the ASTECH Products for the purpose of verification of Net Sales on the EpiPen(R) Products and the ASTECH Products.

                  5.3.2 Once after the conclusion of each calendar year, Dey agrees to grant EMI access to all books, records and documentation maintained by Dey with respect to the EpiPen(R) Products for the purpose of verification of Gross Profit on the EpiPen(R) Products; provided, however, that such access will only be granted in the event that the aggregate Gross Profit for the EpiPen(R) Products falls below $7.3 million for 1997 or below $14.6 million for any calendar year thereafter.

         5.4 In the event that EMI shall dispute the calculation of Net Sales, pursuant to 5.3.1, or the calculation of Gross Profit, pursuant to 5.3.2, and the Presidents of EMI and Dey shall fail to resolve such dispute in accordance with Article 14 hereof, then the parties agree to appoint the San Francisco office of KPMG Peat Marwick, or such other nationally recognized accounting firm as both parties shall agree (the "Independent Auditor"), to review such calculations and its opinion shall be final and binding upon the parties. The Independent Auditor's fees for such review shall be the sole cost and obligation of, and shall be paid by, the party whose position is determined by the Independent Auditor to be incorrect; provided, however, that if a compromise is reached on any such dispute after the Independent Auditor has been engaged, the Independent Auditor's fees shall be apportioned between the parties as part of the determination of the relevant dispute or controversy, in such manner as the Independent Auditors shall deem equitable in light of the issues raised and the degree to which each party shall have prevailed.

         5.5 Without limitation of Section 5.1.1., promptly upon Dey's written notification to EMI that marketplace conditions with respect to, or the profitability of, any of the Products have materially deteriorated, both parties agree to negotiate in good faith to determine whether any adjustment to the provisions of this Article 5 is desirable.

Article 6.   REGULATORY REQUIREMENTS

         6.1 All licenses, registrations and approvals for the Products after the date hereof shall be applied for in the name of Dey ("Dey Product Registrations"). Unless otherwise specified in the Third-Party Agreements, Dey shall be responsible for all costs related to such actions.

         6.2 In order to assist Dey in fulfilling its obligations under this
Article 6, EMI agrees (i) to make available at no cost to Dey all documents available and used for the registration and distribution of the Products in the Territory and (ii) to make available at no cost to Dey the reasonable assistance of EMI personnel, not involving any out-of-pocket expense to EMI and not unduly interfering with such personnel's normal business activities, in the preparation of such filings as may be required under laws and regulations throughout the Territory to effectuate and maintain registration and other regulatory approvals of Products in the Territory.

         6.3 EMI agrees to transfer to Dey, as soon as practicable, all permits, licenses, approvals, product registrations, product clearances and authorizations issued by governmental or regulatory bodies to EMI or in the name of EMI, with respect to the Products, to the extent the same are transferable.

         6.4 EMI hereby grants to Dey and Dey hereby accepts, until such time as Dey has exhausted all remaining supplies of labels, packaging and promotional materials used exclusively in connection with the Products bearing the name, mark, logo and/or design of Center Laboratories (collectively, the "Center Marks"), a non-exclusive, royalty-free license (without the right to sublicense) to use the Center Marks solely with respect to such supplies.

Article 7.   MISCELLANEOUS COVENANTS

         7.1 Dey shall be responsible for the maintenance of selling and marketing staff for the sale of the Products in the United States and may utilize this same group of personnel to sell other Dey products. Dey may offer employment to former employees of EMI, provided, however, that Dey shall not have or assume any liability with respect to any claims by or in respect of any current, former or future employees of EMI, or their spouses, dependents, beneficiaries, heirs or assigns, relating to EMI (the "Employee Liabilities").

         7.2 Dey Performance Obligations.

                  7.2.1 Dey shall perform on behalf of EMI under any supply arrangements, forward sales contracts, price commitments and sales commitments with customers of EMI relating to the Products (the "Customer Arrangements"); provided, however, that Dey shall not have any liability under the Customer Arrangements arising prior to July 1, 1997 (the "Sales Liabilities").

                  7.2.2 From and after July 1, 1997, Dey shall process on behalf of EMI, all EMI chargebacks, EMI Medicaid rebates, and EMI credit memos for returned or expired products, all as attributable exclusively to sales made by the Center Laboratories division of EMI prior to July 1, 1997 (the "Miscellaneous Items"). Promptly, upon written notice from time to time by Dey to EMI, and in a manner specified by Dey, EMI shall reimburse Dey for all expenditures and liabilities incurred by Dey and attributable to the Miscellaneous Items. Dey shall not incur any cost, have any obligation with respect to, or have any liability of any kind or nature, whether fixed, contingent or otherwise, attributable to any EMI chargebacks, EMI Medicaid rebates, or EMI credit memos for returned or expired products, including those processed for payment on or after July 1, 1997. All chargebacks processed by Dey on or after July 1, 1997 through and including September 30, 1997 relating to Products and all Medicaid rebates processed by Dey relating to the third and fourth quarters of 1997 and in connection with Products shall be deemed to be Miscellaneous Items for purposes of this Section 7.2.2. Without limitation of the foregoing, Dey and EMI hereby agree to grant each other credit for cash collections erroneously received by the other party.

         7.3 EMI shall promptly deliver to Dey from time to time all correspondence and purchase orders received after the date hereof and relating to the Products.

         7.4 EMI shall hold in trust for Dey, and shall remit to Dey as Dey may specify from time to time, any funds received attributable to the Products (including, without limitation, customer payments) and shall refer all inquiries relating to the Products by any person to Dey.

         7.5 On or after the date hereof, in the event that EMI shall have a claim, as determined by either EMI or Dey individually, against any Schedule A Third Party for breach or misrepresentation under any Schedule A Agreement, the parties shall promptly consult and jointly agree upon a course of action.

         7.6 Insurance.

         Dey and EMI shall each maintain comprehensive general liability insurance, including contractual and product liability insurance against claims for bodily injury or property damage arising from its activities contemplated by this Agreement, with such insurance companies and in such amounts as it customarily maintains for similar activities; provided further that Dey shall maintain or cause to be maintained at all times during the term of this Agreement insurance policies of a kind and in an amount sufficient under the terms of each Third-Party Agreement.

Article 8.   REPRESENTATIONS AND WARRANTIES

         8.1 EMI Warranties.

         EMI represents and warrants that:

                  8.1.1 (i) Ownership and title to the Intellectual Property is either vested solely in EMI or licensed to EMI pursuant to valid licenses; (ii) EMI has acquired, through assignment or through valid license, or developed the Know-How; (iii) the Trademarks are duly and validly registered to the extent specifically so noted in Schedule D; (iv) EMI has not entered into any agreement or commitment with any person which would impair, interfere with or infringe upon the rights granted hereunder; (v) to the best of EMI's knowledge, the utilization of Patent Rights, Know-How and the Trademarks will not result in the infringement of any person's patents, trademarks, trade names, or know-how; and
(vi) to the best of EMI's knowledge, there are no claims or actions pending or threatened relating to the Patent Rights, Know-How or the Trademarks or the rights granted hereunder.

                  8.1.2 Except as disclosed in Schedule F hereof, there are no suits, actions, claims, proceedings (including, without limitation, arbitral and administrative proceedings) or governmental investigations pending or, to the best knowledge of EMI, threatened against or contemplated against EMI (or any of its Affiliates or agents) relating to or affecting, directly or indirectly, the Products. There is no judgment, order, injunction, decree or award issued by any court, arbitrator, governmental body or agency thereof to which EMI is a party and which would materially affect the Products, which is unsatisfied or which requires continuing compliance therewith by EMI.

                  8.1.3 Each Third-Party Agreement is in full force and effect; neither EMI nor (to the best knowledge of the EMI) any other party is in default under any such agreement and no event has occurred which constitutes, or with the lapse of time or the giving of notice or both would constitute, a default by EMI or (to the best knowledge of EMI) a default by any other party under such contract; and (iii) to the best knowledge of EMI, there are no disputes or disagreements between the Seller and any other party with respect to any such contract.

         8.2 EMI WARRANTIES SET FORTH IN THIS ARTICLE 8 ARE ITS EXCLUSIVE WARRANTIES TO DEY WITH RESPECT TO THE PRODUCTS, AND ARE GIVEN AND ACCEPTED IN LIEU OF ANY AND ALL OTHER WARRANTIES, GUARANTEES, CONDITIONS, AND REPRESENTATIONS, EXPRESS OR IMPLIED, CONCERNING THE PRODUCTS, AND INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, EXCEPT THAT EMI WARRANTS THAT DEY WILL HAVE GOOD TITLE TO THE ASTECH PRODUCTS SUPPLIED BY EMI TO DEY HEREUNDER. EMI AGREES THAT DEY SHALL BE ENTITLED TO ANY BENEFIT THAT EMI RECEIVES FROM ANY WARRANTIES WITH RESPECT TO THE PRODUCTS UNDER LAW OR BY AGREEMENT WITH THIRD PARTIES.

         8.3 Mutual Representations and Warranties.

         Each of the parties represents and warrants to the other that:

                  8.3.1 This Agreement, when executed and delivered, will be the legal, valid, and binding obligation of such party, enforceable in accordance with its terms; and

                  8.3.2 Except as provided herein, the execution, delivery, and performance of this Agreement by such party does not conflict with, or constitute a breach or default under (a) its charter documents, (b) any law, order, judgment or governmental rule or regulation applicable to it, or (c) any provision of any agreement, contract, commitment, or instrument to which it is a party, and the execution and delivery of this Agreement does not require the consent, approval or authorization of, or notice declaration, filing, or registration with, any governmental or regulatory authority.

Article 9.   INDEMNIFICATION

         9.1 Product Liabilities. Dey shall not have any liability with respect to, and EMI hereby agrees to indemnify and hold Dey harmless from any loss, damage, claim, liability, obligation, suit, fee, cost or expense of any nature whatsoever (including, without limitation, reasonable attorneys' fees) with respect to claims (i) relating to any of the Products or (ii) based upon any law, judgment, order, rule, standard or regulation promulgated by the FDA or foreign governmental authority, relating to the Products (including, without limitation, regulations requiring the testing of such Products or the withdrawal of such Products from the marketplace) (the foregoing collectively, "Product Liabilities"), except as expressly provided in Section 9.2 below.

         9.2 Reduction of Royalties. The EpiPen(R) Royalty Amount or the ASTECH Royalty Amount, as applicable, shall be reduced on a dollar-for-dollar basis (i) for the full amount of any claim for indemnity by Dey which is not a claim related to Product Liabilities; (ii) for the full amount of any indemnity claim by Dey which is related to Product Liabilities arising prior to July 1, 1997; and (iii) to the extent that the amount of any claim for indemnity by Dey related to Product Liabilities arising on or after July 1, 1997, together with the accumulated amount of all previous such indemnity claims (including, without limitation, all costs of investigation and reasonable attorneys' fees), exceeds $350,000 per year. Such reduction shall be effected first by reducing any Royalty amounts currently due and payable, next by reducing any future Royalty payments, and finally by refunding to Dey Royalty payments made since the inception of this Agreement. Any such reduction in the EpiPen(R) Royalty Amount or the ASTECH Royalty Amount, as applicable, shall be net of any amounts recovered by Dey from Meridian, Allergopharma or Biotrine, as applicable, under the terms of the respective Schedule A Agreements.

         9.3 Other Liabilities. EMI hereby agrees to indemnify and hold Dey harmless from any loss, damage, claim, liability, obligation, suit, fee, cost or expense of any nature whatsoever (including, without limitation, reasonable attorneys' fees) with respect to:

                  (i) the breach of any representation or warranty of EMI in this Agreement;

                  (ii) the failure to perform any of the covenants, agreements or undertakings of EMI in this Agreement;

                  (iii) any Employee Liabilities, Sales Liabilities or any claims by any person, against EMI relating to the Schedule A Agreements or Schedule B Agreements relating to the Products; and

                  (iv) EMI Tax Liabilities (as defined below).

         In the event of a third-party claim or suit for which Dey makes an indemnity claim, Dey shall give prompt written notice thereof, and shall permit EMI to undertake and control the defense and settlement thereof, at EMI's expense. Dey shall cooperate in such defense, to the extent reasonably requested by EMI, at EMI's expense. Dey shall have the right to participate in such defense at its own expense.

         9.4 Dey Indemnifications. Dey hereby agrees to indemnify and hold EMI harmless from, and to reimburse EMI for, any loss, damage, claim, liability, suit, fee, cost or expense of any nature whatsoever (including, without limitation, reasonable attorneys' fees) with respect to:

                  (i) the breach of any representation or warranty of Dey in this Agreement;

                  (ii) the failure to perform any of the covenants, agreements or undertakings of Dey in this Agreement; and

                  (iii) Dey Tax Liabilities (as defined below).

         In the event of a third-party claim or suit for which EMI makes an indemnity claim, EMI shall give prompt written notice thereof and shall permit Dey to undertake and control the defense and settlement thereof, at Dey's expense. EMI shall cooperate in such defense, to the extent reasonably requested by Dey, at Dey's expense. EMI shall have the right to participate in such defense at its own expense.

         9.5 For purposes hereof, a "Tax Claim" shall mean a determination by any taxing authority that the amount of any royalty payment by Dey for any Product is excessive or inadequate (e.g., under Internal Revenue Code Section 482 or applicable transfer pricing laws and regulations). An "EMI Tax Liability" shall mean the amount equal to: (i) the extent that

Dey's taxable income is increased (or loss decreased) for any taxable year as a result of a Definitively Resolved (as hereinafter defined) Tax Claim, plus (ii) any interest, penalties or other charges by a governmental authority assessed with respect to the foregoing, plus (iii) all costs (including, without limitation, reasonable attorney's and accountants' fees) incurred by Dey in obtaining Definitive Resolution of such Tax Claim. A "Dey Tax Liability" shall mean the amount equal to: (i) the extent that EMI's taxable income is increased (or loss decreased) for any taxable year as a result of a Definitively Resolved Tax Claim, plus (ii) any interest, penalties or other charges by a governmental authority assessed with respect to the foregoing, plus (iii) all costs (including, without limitation, reasonable attorney's and accountants' fees) incurred by EMI in obtaining Definitive Resolution of such Tax Claim. "Definitive Resolution" shall occur when: (i) a claim is settled by written agreement of the indemnified party and the taxing authority; or (ii) a final non-appealable judgment, order or award of a court of competent jurisdiction or arbitrator deciding such Tax Claim has been rendered, as evidenced by a certified copy of such judgment, order or award.

         9.6 The provisions of this Article 9 shall survive termination of this Agreement.


Article 10.   CONFIDENTIAL INFORMATION AND RESTRICTIVE COVENANT

         10.1 Except as specifically authorized by this Agreement, each party will, for the Term and for three (3) years after the expiration or termination of this Agreement for any reason, keep confidential, not disclose to others and use only for the purposes provided for or permitted under this Agreement, all of the Confidential Information; provided, however, that each party shall have the right to disclose such Confidential Information to its officers and employees to the extent necessary to discharge its duties and obligations under this Agreement. Nothing in this Article 10.1 will prevent disclosure or use of information which is or becomes public knowledge without the fault of either of the parties hereto or information already known to the parties or received from any third party having the right to convey it. Notwithstanding the foregoing, such information may be (a) disclosed to government agencies and to others to the extent such disclosure may be required by law; (b) provided to third parties under appropriate terms and conditions, including without limitation, confidentiality provisions substantially equivalent to those in this Agreement for consulting, manufacturing, development, supply, external testing and marketing trials with respect to the Products, consistent with industry practice; (c) published, if and to the extent such publication has been approved in writing by each of the parties; or (d) disclosed to the extent required by applicable laws or regulations or as ordered by a court or other regulatory body of competent jurisdiction.

         10.2 During the Term, EMI agrees that it shall not enter into any additional agreements with any Third Party, nor appoint additional sub-licensees or sub-distributors, with respect to the Products, without the prior written consent of Dey. During the Term, Dey may enter into additional agreements directly with any Third Party with respect to the Products, upon prior written notice to EMI.

Article 11.   RELATIONSHIP OF THE PARTIES

         Nothing herein contained shall be construed to constitute a partnership, employer-employee relationship, joint venture or agency relationship between the parties hereto. Except as expressly provided for in this Agreement, no party nor any of its employees or agents shall have any authority to bind or commit the other party or to assume any obligation of any kind, express or implied, for or on behalf of the other party.

Article 12.   TERM AND TERMINATION

         12.1 This Agreement shall be deemed effective as of July 1, 1997.

         12.2 Term of this Master Agreement. This Agreement will continue in effect until the earlier of one or more of the following:

                  12.2.1 The date by which all of the Third-Party Agreements have either expired by their terms or been terminated;

                  12.2.2 The date by which all of the Products have been withdrawn from the market for any reason;

                  12.2.3 The date on which the non-defaulting party hereunder delivers a written notice of termination to the other party, provided that such notice shall be given only in the event that the other party:

                    (i) Commits a material breach or default under this Agreement (other than the payment of money when due, as provided in Article
12.2.4 below), which breach or default is not remedied within forty-five (45) days after the receipt of written notice thereof by the party in breach or default;

                    (ii) Has made a material misrepresentation herein; or

                    (iii) Makes an assignment for the benefit of creditors, permits the appointment of a trustee or receiver of all or a substantial part of its assets, admits in writing its inability to meet its obligations when due, commits any other act indicating that a bankruptcy or insolvency proceeding has been commenced against it, or permits, consents to, acquiesces in, admits the material allegations of or defaults in answering a petition filed against it in an involuntary bankruptcy or insolvency proceeding;

                  12.2.4 The date by which EMI delivers to Dey a written notice of termination of this Agreement, which notice may be given only in the event that Dey fails to make a payment of money to EMI when due and such failure is not cured within thirty (30) days after Dey's receipt of written notice thereof from EMI, which notice shall specify such failure and the right of EMI to terminate the Agreement; or

                  12.2.5 The termination or expiration of the EpiPen(R)
Agreement.

         12.3 Limitation of the Scope of Master Agreement/ Termination with Respect to Individual Agreements.

                  12.3.1 Subject to Section 12.2, this Agreement shall expire with respect to any one of the Third-Party Agreements upon the earlier of the following (the "Third-Party Agreement Expiration Events"):

                              (a) The date on which such Third-Party Agreement
               has expired by its terms or been terminated for whatever reason;

                              (b) The date on which the Product(s) specified in
               such Third-Party Agreement has been withdrawn from the market for any reason, voluntary or involuntary.

                  12.3.2 This Agreement may be terminated by Dey with respect to any one of the Third-Party Agreements upon ninety (90) days' written notice by Dey to EMI, if in Dey's sole opinion the Products specified in such Third-Party Agreement are not deemed marketable on a profitable basis in the Territory (together with the Third-Party Agreement Expiration Events, the "Third-Party Agreement Termination Events") provided, further that such written notice shall contain the name of the Product, the Territory involved and Dey's rationale for such termination.

                  12.3.3 Upon the occurrence of such Third-Party Agreement Termination Event, this Agreement shall be construed to exclude such Third-Party Agreement from the scope thereof as of the date of such termination, and such Third-Party Agreement shall be deemed to be stricken from the definition of "Schedule A Agreement" or "Schedule B Agreement", as the case may be; provided, however, that to the extent that any indemnity claims by Dey or indemnity claims by EMI have arisen in the time period from the date hereof until the Third-Party Agreement Termination Event, Article 9 shall be deemed to apply with respect to such aforementioned Third-Party Agreement.

         12.4 Product-by-Product Termination.

                  12.4.1 Subject to Section 12.2, Dey may specify, with ninety
(90) days' written notice to EMI, that any individual Product specified in a Third-Party Agreement is not deemed marketable on a profitable basis in any portion or all of the Territory and may, in its discretion, terminate this Agreement with respect to such portion or all of the Territory; provided, further that such written notice shall contain the name of the Product, the specific portion of the Territory involved and Dey's rationale for such termination. Following such termination, EMI may, in its sole discretion but upon approval of the Third Party and amendment of the Third-Party Agreement as necessary, offer a new sub-license or sub-distributorship arrangement (the "New Arrangement") to any person, on such terms and conditions as EMI may in its discretion determine, for the Product that is the subject of Dey's notice. Dey and EMI shall cooperate to secure the consent of such Third-Party and amendment of such Third-Party Agreement, as necessary.

                  12.4.2 Upon the execution of such New Arrangement, this Agreement shall be construed to exclude such Product from the scope thereof as of the date of such execution, and such Product shall be deemed to be stricken from the definition of "Products"; provided, however, that to the extent that any indemnity claims by Dey or indemnity claims by EMI have arisen in the time period from the date hereof until the execution of such New Arrangement, Article 9 shall be deemed to apply with respect to such aforementioned Product.

                  12.4.3 Subject to Section 12.2., this Agreement shall be deemed terminated with respect to the ASTECH Products, and such ASTECH Products shall be deemed stricken from the definition of "Products," upon the date of expiration of the patent listed in Schedule C hereof.

         12.5 Upon Termination of this Agreement.

                  12.5.1 Promptly upon termination of this Agreement and upon notice by EMI of its intentions with respect to the Schedule B Agreements, Dey shall transfer and assign to EMI all of its right, title and interest, and delegate to EMI the performance of all its duties and obligations, in and under the Schedule B Agreements.

                  12.5.2 Within thirty (30) days after termination of this Agreement, each party will return to the other party all Confidential Information of the other party, relating to the Products.

                  12.5.3 Promptly upon termination of this Agreement, all sub-license rights of Dey and all sub-distribution rights of Dey granted by EMI pursuant to this Agreement shall be terminated; provided, however, that EMI acknowledges and agrees that Dey shall be permitted to exhaust its inventory of Products and promotional materials (including, without limitation, labelling and packaging materials) relating thereto in a commercially reasonable amount of time.

Article 13.   FORCE MAJEURE

         13.1 EMI and Dey will each be relieved of its obligations under this Agreement to the extent that fulfillment of such obligations is prevented by strikes, embargoes, riots, fires, floods, war, hurricanes, windstorms, earthquakes, acts or defaults of common carriers, governmental laws, acts or regulations, shortages of material or any other occurrence, whether or not similar to the foregoing, beyond the reasonable control of the party affected thereby.

         13.2 If either party is prevented from fulfilling its obligations under this Agreement by reason of a circumstance covered by this Article 13, the party unable to fulfill its obligations will, upon the occurrence of any such circumstance, promptly notify the other party of such circumstance and of the likely duration thereof, and will promptly notify the other party upon cessation of such circumstance.

Article 14.   DISPUTE RESOLUTION

         14.1 Any controversy or claim arising out of or relating to this Agreement, or any failure to agree where agreement of the parties is necessary pursuant hereto, shall be decided jointly by the respective Presidents of each party.

Article 15.   GENERAL PROVISIONS

         15.1 A copy of each of the Third-Party Agreements is attached as Annexes hereto and incorporated herein by this reference. Anything in this Agreement to the contrary notwithstanding, the parties agree that they shall take no action or omit to take any action which would be contrary to the provisions of the above-referenced Third-Party Agreements or cause a breach of any of such provisions, and Dey hereby acknowledges and agrees that this Agreement shall be subject to all of the provisions of the Third-Party Agreements and the rights of each respective Third Party, as applicable thereunder.

         15.2 Assignability.

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. Neither the rights nor the obligations of EMI or Dey hereunder may be assigned or delegated without the prior written consent of the other party.

         15.3 Governing Law.

                  This Agreement will be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law provisions thereunder.

         15.4 Counterparts.

                  This Agreement may be executed simultaneously in two counterparts, each of which will be deemed an original, but all of which together with constitute one and the same instrument.

         15.5 Article Headings.

                  All Article headings herein are inserted for convenience only and will not modify or affect the construction or interpretation of any provision of this Agreement.

         15.6 Amendment.

                  This Agreement may be modified, amended and supplemented only by mutual written agreement of the parties. Each amendment, modification or supplement shall be in writing signed by the party to be charged.

         15.7 Entire Agreement.

                  This Agreement contains the entire agreement of the parties regarding the subject matter contained herein. All prior agreements, negotiations and discussions between the parties which are not reflected or set forth in this Agreement are merged into this Agreement and have no force and effect.

         15.8 Waiver of Compliance.

                  Except as otherwise provided in this Agreement, any failure of either of the parties to comply with any obligation, covenant or agreement contained herein may be waived only by a written notice from the party entitled to the benefits thereof. No failure by either party hereto to exercise, and no delay in exercising, any right hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of either right hereunder preclude any other or future exercise of that right by that party.

         15.9 Severability.

         In case any one or more of the provisions of this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions will not in any way be affected or impaired thereby.

         15.10 Notices.

         All notices, requests, demands, and other communications hereunder will be addressed to the addresses set forth at the head of this Agreement and deemed to have been duly given upon receipt when delivered personally, mailed by registered mail, return receipt requested, or telexed or telefaxed with confirmed answer back to such address or to such other address designated by ten
(10) days prior written notice by the recipient in accordance with the foregoing.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

EM INDUSTRIES, INC.                            DEY LABORATORIES, L.P.

By: /s/ Peter A. Wriede                        By:   /s/ Pamela R. Marrs
    ------------------------                         -------------------------
Name:  Peter A. Wriede                         Name:  Pamela R. Marrs
Title: President &  CEO                        Title: Executive Vice President
                                                      & CFO

                                  SCHEDULE A

1. Distribution Agreement dated April 1, 1994 between Allergopharma Joachim Ganzer KG (as assignee of Werner & Mertz GmbH) and Center Laboratories, as a division of EM Industries, Inc. (as assignee of Chemicals Services and Finances
AG), as amended --ACAROSAN.

2. Technology Purchase Agreement dated April 1, 1994 between Biotrine Corporation and EM Industries, Inc., as amended -- Home Peak Flow Meter.

3. Agreement dated October 21, 1996 between Survival Technology, Inc. and Center Laboratories, a division of and acting on behalf of EM Industries, Inc., as amended.

                                  SCHEDULE B

1. Distribution agreement dated December 1, 1994 between ALK Laboratories and EM Industries, Inc., as amended, relating to EpiPen(R) in Europe; and

2. Distribution agreement dated January 1, 1997 between Allerex Laboratory Ltd. and Center Laboratories (as a division of EM Industries, Inc.), as amended, relating to EpiPen(R) in Canada.

                                  SCHEDULE C

1.    Home Peak Flow Meter

         United States Patent #5,246,010 - Method and Apparatus for Exhalation Analysis

         Issued September 21, 1993

                                  SCHEDULE D

1.       Registered Trademarks

         a.       ASTECH (Registration Nos. 1,806,703; 1,837,802)
         b.       Epi Pen (Registration Nos. 1,124,454; 1,479,294)
         c.       Epi E-Z Pen (Registration No. 2,059,337)

                                  SCHEDULE E

                      ASSIGNMENT AND ASSUMPTION AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT is entered into this 26th day of May, 1998 between DEY LABORATORIES, L.P. ("Assignee") and EM INDUSTRIES, INC., for itself and on behalf of its Center Laboratories division ("Assignor").

                              W I T N E S S E T H:

         WHEREAS, pursuant to an Agreement of even date herewith between Assignor and Assignee (the "Master Agreement"), Assignor has agreed to transfer and assign to Assignee all of its right, title and interest, and delegate to Assignee the performance of all its duties and obligations, under certain contracts and leases of Assignor identified in Exhibit A hereto, as amended and supplemented, and any agreements ancillary thereto (the "Contracts") and Assignee has agreed to accept such assignment and delegation of such Contracts, effective as of July 1, 1997;

         NOW THEREFORE, in consideration of the mutual covenants contained herein and in the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

         1. Assignor hereby assigns to Assignee all of its rights, title and interest, and delegates to Assignee the performance of all of its duties and obligations, under the Contracts arising out of the period from and after July 1, 1997.

         2. Assignee hereby accepts the assignment and delegation of the Contracts.

         3. The parties acknowledge that this Assignment and Assumption Agreement is subject in all respects to the terms of the Master Agreement.

         4. This Assignment and Assumption Agreement shall inure to the benefit of and be binding upon the parties, their successors and assigns.

         5. The parties have agreed that the validity, construction, operation and effect of all of the terms and provisions of this Agreement, and the respective rights, duties and obligations of the parties hereunder, shall be determined and enforced in accordance with the laws of the State of New York without giving effect to principles of conflicts of law thereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                      EM INDUSTRIES, INC.

                                      By:
                                         -------------------------------------
                                         Name:  Peter A. Wriede
                                         Title:  President & CEO

                                      DEY LABORATORIES, L.P.

                                      By:
                                         -------------------------------------
                                         Name:  Charles Rice
                                         Title:  President & CEO

                                   EXHIBIT A

I.       Agreements relating to EpiPen(R):

         A. Distribution agreement dated December 1, 1994 between ALK Laboratories and EM Industries, Inc., as amended, relating to EpiPen(R) in Europe; and

         B. Distribution agreement dated January 1, 1997 between Allerex Laboratory Ltd. and Center Laboratories (as a division of EM Industries, Inc.), as amended, relating to EpiPen(R) in Canada.

                                  SCHEDULE F

                 EpiPen(R) Product Liability Claims / Litigation

Yevon Creel, et ux. v. EM Industries, Inc., et al.
Case No. 97-216-CIV-ORL-19
U.S. District Court, Middle District, Orlando Division

Debbye F. Kurty - Representation Letter - June 24, 1996
Maryland

Patricia Misson v. Donna Martin v. EM Industries, Inc.
Case # 1013-C of 1997
Court of Common Pleas, Luzerne County, Pennsylvania

Mary Ellen Saba - Representation Letter - April 17, 1995
New York

Stephen J. Verin, Jr., et ux v. EM Industries, Inc., et al
Civil Action - 5210 of 1996
Court of Common Pleas, Westmoreland County, Pennsylvania

                                                                         ANNEX 1

                             DISTRIBUTION AGREEMENT

THIS AGREEMENT made and entered into this 1st day of April, 1994, by and between

                  ALLERGOPHARMA JOACHIM GANZER KG
                  Hermann-Korner-Strasse 52
                  D-21465 Reinbek
                  Federal Republic of Germany

hereinafter called ALLERGOPHARMA

and               CENTER LABORATORIES
                  35 Channel Drive
                  Port Washington, NY  11050
                  USA

hereinafter called CENTER.

WHEREAS, ALLERGOPHARMA acquired from Werner & Mertz ("W&M") the rights to certain acaricidal products, plan to expand and further develop these acaricidal products and desire to enter into a product distribution agreement for the United States;

WHEREAS, CENTER manufactures and markets allergenic extracts and other products to the allergy and asthma health care markets in the United States and desires to expand its product line to include acaricidal products;

WHEREAS, CENTER is negotiating with Chemical Services and Finances AG ("CSF") for the purchase of CSF's distribution rights to the ALLERGOPHARMA acaricidal products in the United States and subject to the successful conclusion of that negotiation, desires to enter into a new Distribution Agreement with ALLERGOPHARMA.

NOW THEREFORE, in consideration of the mutual covenants contained herein and other valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

                        REPLACEMENT OF PRIOR CONTRACTS

This Agreement will specifically terminate and supersede the Agreement dated June 22, 1988 between W&M and CSF which agreement was assigned by W&M to ALLERGOPHARMA and by CSF to CENTER, respectively.

                             Article 1 - Definitions

In this Agreement the following words shall have the meanings set forth below:

1.1      Products shall mean together

         a) the complete ALLERGOPHARMA product-line of preparations for the prevention of mite allergies which includes those products for the determination, elimination and protection from house-dust mite debris, their allergens and feces material as defined in Appendix A and which are promoted to physicians and allergy care specialists; and,

         b) new products for the prevention of allergic diseases developed and manufactured by ALLERGOPHARMA during the term of this Agreement as may be expressly agreed in writing between the parties.

1.2 Territory shall mean the United States of America, its territories and possessions.

1.3 Government Approval shall mean all ongoing necessary health, environmental, packaging and other approvals required from the relevant authorities in the Territory, both Federal and State, for the manufacture, use, distribution and sale of the Products.

1.4 Technical Information shall mean all necessary information, in the English language, and all such data as may be required to obtain and maintain Government Approval.

1.5 Patents shall mean those Patents and Patent Applications, together with any Patents issuing thereon, or any substitute, continuation, continuation-in-part, or divisional application thereof which claim an invention developed by or for W&M and licensed to ALLERGOPHARMA and/or which may be licensed to CENTER in the Territory and which claim in any way the Products, the process and/or a use thereof, including but not limited to those listed in Appendix C.

1.6 The Specifications shall mean the specifications of the Products as established by ALLERGOPHARMA set out in Appendix B hereof or as amended thereafter by mutual agreement of the parties or as shall be required for Government Approval.

1.7 The Trademarks shall mean those trademarks set out in Appendix D hereof or such other trademarks licensed to ALLERGOPHARMA and licensed to CENTER.

                            Article 2 - License Grant

2.1 ALLERGOPHARMA hereby grants to CENTER the sole and exclusive right and license to distribute and sell the Products under the Patents and Technical Information in the Territory.

                         Article 3 - Government Approval

3.1 The right of CENTER to distribute and sell the Products in the Territory is expressly conditional upon ALLERGOPHARMA and/or CENTER having first obtained the necessary individual and separate Government Approval(s) for the Territory. CENTER and ALLERGOPHARMA shall become individual registrants under the provisions of the Federal Insecticide, Fungicide and Rodenticide Act (FIFRA) codified in 40 C.F.R. 162.6(a)(1), whereunder any person who distributes, sells, offers, holds, ships or delivers a pesticide may apply for registration. The part of this Agreement calling for pesticide registrations by both parties shall be conditional upon the Government Authorities' acceptance of registration applications from both parties as described under FIFRA Section 3(c)(7)(A). CENTER shall be identified on all labeling, advertising, promotional material, packaging, and use instructions. ALLERGOPHARMA hereby agrees to the joint use of identification thereon within the parameters of prescribed Trademark law. The registration shall identify ALLERGOPHARMA as the manufacturer and supplier of the Products. CENTER shall be the exclusive distributor in the Territory and ALLERGOPHARMA shall not register supplemental distributors as described in 40 C.F.R. 162.6(b)(4) other than CENTER except as otherwise provided under terms of this Agreement. In no event will the Product registrations be transferred to any other party except a wholly-owned subsidiary of ALLERGOPHARMA or CENTER without prior approval of the other party to this Agreement. ALLERGOPHARMA shall appoint CENTER to be the official representative before all regulatory authorities, as described in 40 C.F.R. 162.6(a)(3), for the purpose of obtaining and maintaining registrations of the Products on behalf of ALLERGOPHARMA.

3.2 ALLERGOPHARMA will reimburse CENTER for the costs of registration fees, once having obtained Government Approval, excluding, however, out of pocket costs incurred by CENTER in making submissions to Governmental authorities. Such costs to be born by CENTER refer to transportation, travel, consultant and legal data compensation.

3.3 In the event that CENTER is required to conduct other work to obtain or sustain Government Approval ALLERGOPHARMA will supply sufficient quantities of the Products at no charge to CENTER for the purpose of conducting said clinical trials or other work. In the event any such clinical trials are required, ALLERGOPHARMA shall be responsible for the conduct of such clinical trial or other work and shall fund the entire cost of any such clinical trial or other work.

3.4 CENTER shall regularly inform ALLERGOPHARMA in writing of the progress of all applications for Government Approval every three (3) months including reports on trial activity, if any. CENTER shall inform ALLERGOPHARMA in writing within one (1) month of the receipt by CENTER of Government Approval.

3.5 CENTER shall commence distribution and sale of the Products within three (3) months of the grant of Government Approval.

3.6 At CENTER's request, ALLERGOPHARMA will assist CENTER in providing a prompt response to inquiries relating to Governmental Approval.

3.7 ALLERGOPHARMA agrees to grant CENTER and representatives from those bodies from whom Government Approval will be sought reasonable access to the manufacturing area of the Products and to records and other data relating to the Products. ALLERGOPHARMA agrees to provide CENTER promptly with copies of any reports which result from any inspection of ALLERGOPHARMA's manufacturing area of the Products including by the bodies from whom Government Approval is sought.

3.8 Before making any changes to the method of manufacture, specification, labeling, packaging, test methods or any other aspect of the Products that might affect Government Approval of the Products, ALLERGOPHARMA will notify CENTER in writing and obtain CENTER's agreement to the changes, such agreement of CENTER not to be unreasonably withheld.

                               Article 4 - Prices

4.1 Prices for the Products shall be negotiated in accordance with and subject to the following conditions:

         Prices will be based on German Deutsche Mark and will be set for one calendar year.

         The initial price, which shall be effective through December 31, 1995, charged by ALLERGOPHARMA to CENTER for the Products to be ordered, beginning with the first delivery, shall be:

         a)       Moist Powder as defined in Appendix A
                           package of 3 bags of 750 g.                DM 36,-

         b)       Moist Powder of 1 bag                               DM 14,30

         The above prices are understood "ex factory ALLERGOPHARMA."

         Prices will be firm for current packaging adapted to English. If any revision to existing packaging is required to meet Government Approval, except labeling statements, or other packaging changes requested by CENTER which are different in cost from the current packaging, then ALLERGOPHARMA shall re-cost the Products and determine a change in purchase prices. ALLERGOPHARMA shall fully document the basis for the additional price changes to CENTER.

4.2 Beginning January 1, 1996 and at intervals of not less than twelve (12) months during the term of this Agreement, ALLERGOPHARMA may revise the Products' prices to reflect the increase in the production costs since the date of this Agreement.

         Each price revision requires two (2) months prior written notice to CENTER prior to its implementation and will be applicable to all shipments subsequent thereto.

4.3 Provided that a) Government Approval has been gained throughout the Territory without material exception, b) ALLERGOPHARMA performs its duties and obligations in accordance with this Agreement, including, but not limited to those duties and obligations relating to the supply of the Products to CENTER, then CENTER will purchase and take delivery of the following total target quantities of the Products as per Article
         4.1 a), b) to the German Deutsche mark value each calendar year:

                           1994                           800.000,   --

                           1995                           900.000,   ----

                           1996                         1.200.000,   --

                           1997                         1.400.000,   --


         The above figures only refer to the purchases of the Moist Powder and will be revised as soon as Acarosan Foam and Acarex-Test or other products have been registered and available for sale.

4.4 In the event the aforesaid minimum values are not purchased by CENTER, ALLERGOPHARMA may by written notice to CENTER convert CENTER's exclusive right under this Agreement to non-exclusive rights and will be free to seek additional licensees for Products in the Territory; provided, however, that in no event will CENTER lose its exclusive right to use the Trademarks. In no event will ALLERGOPHARMA sell Products to other licensees in the Territory at prices lower than those charged to CENTER. ALLERGOPHARMA may exercise this right only during the first three months following the calendar year in which CENTER has not purchased the aforesaid minimum values.

4.5      If CENTER should purchase and take delivery of Products as per Article
         4.1 a), b) in 1997 and any consecutive year up to the end of this Agreement as defined in Article 13 of less than DM 1.000.000,--, ALLERGOPHARMA shall be entitled to terminate this Agreement within the first three months following the calendar year during which CENTER fails to purchase and take delivery of such quantities, such termination to be effective as of the end of the then current calendar year. In compliance with Article 4.3, the amount of DM 1.000.000,-- only refers to the purchases of the Acarosan Moist Powder.

                        Article 5 - Payment and Delivery

All purchases of the Products by CENTER from ALLERGOPHARMA shall be subject to the following conditions:

5.1      CENTER shall purchase the Products solely from ALLERGOPHARMA.

5.2 ALLERGOPHARMA warrants to CENTER that Products supplied under this Agreement (i) will meet the Specifications set out in Appendix B and
         (ii) will meet the requirements of the Government Approval. ALLERGOPHARMA shall supply a Certificate of Analysis with each lot of Product sold to CENTER.

5.3 CENTER shall be invoiced by ALLERGOPHARMA for all purchases made. Title to the products sold by ALLERGOPHARMA to CENTER shall pass ex-factory ALLERGOPHARMA. Payment terms shall be sixty (60) days from the date of invoice. Payment shall be in DM to a bank determined by ALLERGOPHARMA. Freight and insurance charges, if any, will be billed separately to CENTER.

5.4 Notwithstanding ALLERGOPHARMA's obligations and liabilities stated elsewhere in this Agreement, Products which do not meet the required Specifications shall at ALLERGOPHARMA's expense either be returned to ALLERGOPHARMA or destroyed by CENTER on ALLERGOPHARMA instructions, and the purchase price thereof deducted from the invoiced price. In certain circumstances, CENTER may be able to rework the Products not meeting their Specifications and the parties agree to negotiate CENTER's performing any such rework and a reasonable reimbursement to CENTER. CENTER shall be entitled to rely on ALLERGOPHARMA's Certificate of Analysis. Should CENTER perform any quality control tests and find any inconsistencies against Specifications, CENTER shall report any such inconsistencies against Specifications within thirty (30) days of its inspection of Products.

5.5 Should any of the Products be found not to meet the Specifications upon receipt thereof by CENTER in the Territory, whether through ALLERGOPHARMA's fault or not, ALLERGOPHARMA shall use its best efforts to provide CENTER with replacement Products as soon as possible with a view to avoiding CENTER's running out of stocks of the Products in the Territory.

5.6 ALLERGOPHARMA shall incorporate CENTER's logo and trade name in the packaging material in accordance with regulations in force in the Territory. There will be no changes made to such agreed packaging without the consent of both parties in writing. Any such change in packaging will not be implemented before ALLERGOPHARMA has used and balanced its inventory of existing packaging unless otherwise agreed between the parties.

                        Article 6 - Forecasts and Orders

6.1 Each year on October 1st CENTER shall supply to ALLERGOPHARMA a forecast of its requirements for the Products for the succeeding twelve
         (12) month period on a quarterly basis. CENTER shall revise this forecast forward at quarterly intervals thereafter. CENTER undertakes that at all time it will use its reasonable efforts to achieve accuracy in the preparation of the forecast. CENTER will place orders for a minimum of eighty percent (80%) of each twelve (12) month forecast.

6.2 CENTER shall submit quarterly orders for the Products specifying quantities, delivery dates and shipping location except that in the case of the first forecast CENTER shall submit orders for delivery within 3 months recognizing that ALLERGOPHARMA does require a certain amount of time to complete the first order.

6.3 ALLERGOPHARMA shall deliver all subsequent orders within two (2) months of CENTER placing the order. ALLERGOPHARMA shall not be obligated to deliver in any one calendar quarter an amount which exceeds one hundred and twenty-five (125) percent of the forecast supplied by CENTER under
         Article 6.1 hereof. If the orders placed by CENTER exceed one hundred and twenty-five (125) percent of the forecasts, ALLERGOPHARMA shall use all reasonable efforts to supply CENTER with the excess quantities required.

                       Article 7 - Promotion and Marketing

7.1 CENTER agrees to discuss with ALLERGOPHARMA the sales and marketing activities for the Products in the Territory which may include establishing such wholesale and other distribution channels to ensure adequate market coverage and penetration. The parties agree to meet on an annual basis to review the progress of the sales and marketing activities.

7.2 ALLERGOPHARMA agrees to make available to CENTER, together with an English translation thereof, samples of catalogues, brochures and other advertising material regarding the Products at no charge, as well as samples of other like promotional, packaging and informational material developed by ALLERGOPHARMA and other licensees in other territories and/or other parties which may be reasonably necessary or desirable for successful marketing of the Products by CENTER.

                           Article 8 - Confidentiality

8.1 Neither party shall divulge any information obtained from the other party relating to trade secrets, business techniques, or other confidential matters relating to the Products without the other parties written consent.

8.2      CENTER shall not use confidential information referred to in Article
         8.1 hereof otherwise than for the purpose of registration, promotion and sale of the Products or for the purpose of medical emergency or as required by a Court of Law or administrative agency or as agreed by the parties in writing.

8.3 The obligation of confidentiality shall not apply to any information which is or becomes known to the public through no fault of the party receiving the information, was known to the receiving party prior to its receipt from the other party as established by the receiving party's written records, is disclosed to the receiving party by a third party not in breach of an obligation of confidentiality to the other party, or is independently developed by the receiving party as established by the receiving party's written records.

8.4 The aforesaid obligations of confidentiality shall survive any termination of this Agreement, irrespective of the legal basis thereof, for a period of three (3) years following such termination.

                   Article 9 - Representations and Warranties

9.1 ALLERGOPHARMA represents and warrants that as of the date this Agreement becomes effective, ALLERGOPHARMA has not granted any third party a license to use, distribute or sell the Products in the Territory.

9.2 ALLERGOPHARMA represents and warrants that as of the date of this Agreement it has not been, nor is currently being, made aware of any claims and liabilities whatsoever, which have arisen as a result of the sale or use of the Products anywhere.

9.3 ALLERGOPHARMA represents and warrants that during the continuance of this Agreement it shall not sell directly or indirectly, or license, authorize or appoint any other party to distribute or sell the Products in the Territory to any other party than CENTER, except as provided in
         Article 4.4 hereof.

9.4 CENTER represents and warrants that to the extent legally permissible in the Territory during the continuance of this Agreement it shall not sell directly or indirectly the products outside of the Territory, except as prior thereto agreed in writing by ALLERGOPHARMA.

9.5 ALLERGOPHARMA represents and warrants that during the term of this Agreement it shall not appoint any third party as a distributor in the Territory of any improved, developed or modified versions of the Products utilizing the Technical Information and Patents herein licensed. Furthermore, should ALLERGOPHARMA develop product(s) related to the Products in terms of marketplace or therapeutic use not covered by license grants herein, then ALLERGOPHARMA shall first exclusively offer to CENTER said new products(s) at terms and conditions no less favorable than offered to a third party for its evaluation for a period of ninety (90) days from when CENTER shall have received sufficient information, in its opinion, to make a reasonable decision thereon.

9.6      CENTER will at her own expenses and for the duration of this Agreement
         - and for 3 (three) years thereafter, beginning from the day this Agreement will end - effect a liability insurance in order to cover all costs, claims for damages or other financial obligations of which CENTER could be made liable for satisfying the requirements of law in the Territory with respect to claims which may result from the distribution of the Products.

         In case of customer's complaints ALLERGOPHARMA has to be informed at once, justified complaints will be settled by replacing the corresponding products free of charge. CENTER shall secure ALLERGOPHARMA against all claims and demands which may be brought against ALLERGOPHARMA arising from the distribution of the Product. On the other hand ALLERGOPHARMA ensures to dispose of a manufacturer liability insurance and secures CENTER against all claims and demands which may be brought against CENTER due to the fact that all ALLERGOPHARMA supplied CENTER with defective Products.

         Should there be any side effects and complaints related to the Products delivered by ALLERGOPHARMA, CENTER has to advise ALLERGOPHARMA at once, providing ALLERGOPHARMA with the respective information in order to enable ALLERGOPHARMA to investigate the matter, provided the authorities do not object the transfer of these data.

9.7 If recall of any of the Products is deemed advisable by CENTER or by ALLERGOPHARMA, such recall shall be promptly implemented and administered by CENTER in a manner which is appropriate and reasonable under the circumstances and in conformity with accepted regulations and trade practices. CENTER shall promptly notify ALLERGOPHARMA, if circumstances arise, which in CENTER's opinion may be advisable to institute such recall of any of the Products and, if the circumstances allow, shall give ALLERGOPHARMA an opportunity to participate in the decision on such Product recall. In the event that a recall is required for any reason, ALLERGOPHARMA shall reimburse CENTER for all properly documented expenses incurred in connection with implementing the recall, except for recalls due to reasons for which CENTER is responsible.

                       Article 10 - Intellectual Property

10.1 ALLERGOPHARMA represents and warrants that to the best of its present knowledge the manufacture, distribution, use and sale of the Products does not infringe any patent or other Intellectual Property rights of any third party in the Territory.

10.2 In the event that infringement proceeding are commenced by a third party against CENTER for alleged infringement by CENTER in the Territory of patent or other Intellectual Property rights in relation to the Products, CENTER shall notify ALLERGOPHARMA promptly of the commencement thereof.

10.3 ALLERGOPHARMA agrees to defend and indemnify CENTER for costs, including, but not limited to, attorney's fees, arbitration fees, data compensation requirements and damages in any infringement proceedings in relation to the Products, provided that ALLERGOPHARMA has been given the opportunity to defend such proceedings and generate or acquire technical data at its own expense.

10.4 CENTER shall immediately inform ALLERGOPHARMA of any infringement in the Territory of any Patent or other Intellectual Property right owned by ALLERGOPHARMA and relating to the Products of which it becomes aware and will at ALLERGOPHARMA's cost cooperate fully with any action which ALLERGOPHARMA may take to defend the validity of any such Patent or other Intellectual Property right and to prosecute any infringement thereof.

10.5 ALLERGOPHARMA will be responsible for, and pay within the time allotted therefore, all fees or other payments which may be required to maintain the Patents and other Intellectual Property rights, including trademarks, relating to the Products in full force and effect, except for such Patents and other Intellectual Property rights which have been transferred to CENTER.

                             Article 11 - Trademarks

11.1 The Trademarks for the Products shall be determined by ALLERGOPHARMA with the consent of CENTER, which consent shall not be unreasonably withheld.

11.2 CENTER shall have the exclusive right to distribute, sell, promote and advertise the Products in the Territory using the Trademarks.

11.3 ALLERGOPHARMA represents and warrants that to the best of its knowledge the use of the Trademarks for the Products do not infringe any rights of any third party within the Territory.

11.4 CENTER may, in addition to the Trademarks, use the CENTER name and logo on and in association with the Products, within the parameters of prescribed trademark law. ALLERGOPHARMA shall have no right, title or interest in or to the CENTER name and logo.

                              Article 12 - Records

12.1 CENTER agrees to keep and maintain records of unit and currency sales of each of the Products sold for a period of no less than five (5) years from the date of sale of the Products. ALLERGOPHARMA agrees to keep and maintain appropriate quality control records and batch samples relating to the Products for a period of five (5) years from the date of supply of the Products to CENTER.

12.2 ALLERGOPHARMA agrees to maintain all records required under U.S. Environmental Protection Agency regulations 40 C.F.R. 169.2. Such records as specified in 40 C.F.R. 169.3 shall be available for inspection by the other party and by appropriate government agencies upon reasonable prior notice to the other party.

                        Article 13 - Term and Termination

13.1 This Agreement shall come into effect on the date hereof, and unless earlier terminated under the provisions hereunder, shall remain in force for an initial period expiring ten (10) years from the date hereof or on the expiration of any Patent(s) described in Appendix C as granted at the date of this Agreement or any Patents relating to the Products, their manufacturing process or use thereof which may become effective during the Agreement, whichever is longer. Following this period, this Agreement will be automatically renewed for two-year periods at a time, unless terminated by either party by giving not less than six (6) months notice prior to the end of the appropriate two (2) year period.

13.2 If, due to salient changes of technology or the economic or legal situation (e.g. fluctuation of exchange rates, competitive environment, market potential, etc.), for which the party affected thereby shall furnish valid proof, the Products can no longer be sold or produced economically, then such party may demand and both parties shall negotiate in good faith such changes or adjustments of this Agreement as may be deemed reasonable and necessary, taking into account the original balance of interests as provided herein. Provided, however, that neither party shall be required to distribute or produce the Products at a loss or at costs only. If such change or adjustment cannot be agreed upon by the parties to correct said proven inadequacies, the party materially affected may terminate this Agreement by giving six (6) months notice of termination.

13.3 Either party may terminate this Agreement forthwith at any time by giving written notice to the other party in the event that there is any material breach of this Agreement by the other party which is not corrected within sixty (60) days after receipt of written notification thereof from the first party. Any termination of this Agreement pursuant to this section shall be in addition to and shall be exclusive of or not prejudicial to any other rights or remedies, at law or in equity, which one party may have on account of the default or the other.

13.4 Upon termination as provided for under Article 13.3 ALLERGOPHARMA immediately shall be free to confer upon others as of the effective date of such termination all rights herein granted to CENTER. Termination hereof shall not release either party from any liability pertaining to this Agreement.

13.5 Upon termination of the Agreement as herein provided, each party shall forthwith cease to use any information or licensed property except as otherwise provided in this Agreement received by it from the other party hereunder in connection with the manufacture, use or sale of the Products. In addition, each party shall return promptly to the other party any and all information previously furnished to it by the other party under this Agreement which is still in its possession or under its control.

13.6 Upon termination of the Agreement CENTER shall transfer at ALLERGOPHARMA's expense all Government Approvals necessary to enable the use, distribution or sale of the Products to ALLERGOPHARMA or a third party.

13.7 If either party shall become bankrupt or insolvent and/or if the business of that party shall be placed in the hands of a receiver, assignee or trustee, whether by a voluntary act or otherwise, then this Agreement may be immediately terminated by the other party.

                Article 14 - Disposal of Products on Termination

14.1 In the event of this Agreement terminating early for any reason, ALLERGOPHARMA shall at its option:

         a) enable CENTER to dispose of any stock of the Products in its possession, or which CENTER is obliged to purchase under
                  Article 6.1 within twelve (12) months after the date of such termination,

                                       or

         b) take back all or any of the Products which may be in stock with CENTER at the delivered cost of the Products to CENTER. ALLERGOPHARMA shall repackage the same in packaging which makes no reference to CENTER and shall destroy the original packaging and provide evidence of destruction as CENTER shall reasonably require.

14.2 Upon termination of this Agreement for any reason, ALLERGOPHARMA shall destroy all excess packaging materials in its possession which relate to the Products and which contain any reference to CENTER and shall provide such evidence of destruction as CENTER may reasonably request.

                           Article 15 - Force Majeure

         Neither party shall be liable for failure to perform or delay in performing any obligation under this Agreement or any individual contract of sale hereunder if such failure or delay is due to act of God, fire, flood, earthquake, war (declared or undeclared), embargo, blockade, legal prohibition, governmental action, riot, insurrection, damage, destruction, strike, lock-out, or any other cause beyond the control of such defaulting party preventing or delaying performance. However, the affected party shall promptly provide the other with complete information concerning such force majeure and shall endeavor to achieve performance by other available means.

                           Article 16 - Miscellaneous

16.1 This Agreement shall be binding upon and inure to the benefit of the parties herein, their successors and assignees. Neither party shall assign or transfer its rights or obligations under this Agreement without the prior written consent of the other party, such consent not to be unreasonably withheld. CENTER may so assign or transfer this Agreement to another company within the CENTER group, provided, that all liabilities shall be guaranteed by CENTER and further provided that at all times the marketing of the Products shall be maintained under the name "Center" and the respective logo. In the event of assignment of this Agreement, the assignees shall agree to be bound by this Agreement, but in no event shall the assignor be relieved from any liability pertaining to this Agreement.

16.2 If any provision of this Agreement shall be determined to be invalid, inoperative or unenforceable by a Court of competent jurisdiction, the same shall not affect any of the remaining provisions of this Agreement.

16.3 All notices and communications provided for herein shall be in writing and shall be deemed to be sufficiently given for all purposes hereof ten (10) days after being sent by registered airmail addressed to the party to whom it is to be given as follows;

         for ALLERGOPHARMA:                      ALLERGOPHARMA
                                                 JOACHIM GANZER KG
                                                 Hermann-Korner-Strasse 52
                                                 D-21465 Reinbek
                                                 Federal Republic of Germany
         for CENTER:                             CENTER LABORATORIES
                                                 35 Channel Drive
                                                 Port Washington, NY 11050
                                                 USA

         Either party may change the address to which notices are to be sent by notifying the other party in accordance with the provisions of this Article.

16.4 In the event of a dispute between the parties, which cannot be amicably resolved, the parties hereby agree that if a lawsuit or other judicial process is initiated by CENTER or ALLERGOPHARMA, it shall be brought before the courts of Lubeck under the law of the Federal Republic of Germany.

16.5 These foregoing articles constitute the entire agreement between the parties on the subject matter hereof and supersede any and all prior or other agreements and understandings between ALLERGOPHARMA and CENTER regarding the Products, whether oral or written, between the parties with respect to the subject matter hereof and no variation, waiver or modification of any of the terms of this Agreement shall be binding unless made in writing and signed on behalf of CENTER by its duly authorized officer and on behalf of ALLERGOPHARMA by its duly authorized officer.

IN WITNESS WHEREOF the parties being entitled to enter into this Agreement have caused this Agreement to be executed by their duly authorized officers and this Agreement shall become effective as of the day and year first above written.

For and on behalf of                                       For and on behalf of

ALLERGOPHARMA                                              CENTER LABORATORIES
JOACHIM GANZER KG

/s/ Joachim Ganzer                                         /s/ Alan Pernick
--------------------                                       --------------------
    Reinbek, 14.9.94
---------------------

                                   Appendix A

                                    Products

1.       Acarosan Moist Power

         A cleansing composition for treating textile surfaces such as carpets and carpet floors, including the ACARICIDAL component Benzyl Benzoate for the elimination of house dust mites and their larvae and providing for the physical removal of house dust mite debris, their allergens, feces and other household dust or mold particles by normal vacuum cleaning of said textile surfaces.

2.       Allergocover

         Encasings to cover mattresses, duvets and pillows, made of a tight woven micro-fabric; impermeable for mites and their feces but permeable for vapor and air for preventing the contact of the patient with allergens caused by house dust mites.

3.       Acarex Test

         A diagnostic test to locate and determine the extent of house dust mites and allergens in mattresses, upholstered furniture, carpets, carpet floors and other textiles for use in conjunction with Acarosan Foam and Acarosan Moist Powder.

4.       Acarosan Foam

         A cleansing composition for treating textile surfaces such as mattresses, upholstered furniture and small textiles, including the ACARICIDAL component Benzyl Benzoate for the elimination of house dust mites and their larvae and providing for the physical removal of house dust mite debris, their allergens, feces and other household dust or mold particles by normal vacuum cleaning of said textile surfaces.

5.       Acaril

         A washing additive for treating textiles such as clothes, blankets, linen and others, including the ACARICIDAL component Benzyl Benzoate for the elimination of house dust mites and their larvae and washing components for the removal of house dust mite debris, their allergens, feces and other household dust or mold particles by washing the said textiles at a temperature below 60(degree) C.

                                   APPENDIX B

                             PRODUCTS SPECIFICATIONS

                    SPECIFICATIONS FOR ACAROSAN MOIST POWDER

APPEARANCE:                    Soft, white, easily pourable, sweetish/aromatic
                               powder, without large lumps

DRY RESIDUE:                   48 +/- 2%, dry residue determined with Inframatic
                               equipment after 10 minutes

ASSAY FOR BENZYL BENZOATE:     5.0+/-1.0% gas chromatographic method

IDENTIFICATION:                IR spectrum compares to reference

WEIGHT OF POWDER IN BAG:       The mean of the number of packages tested is not
                               less than 750 g, and not more than 2% of the number of packages tested weigh less than 739 g, and no package weighs less than 727 g

PACKAGE:                       One bag Of 750 g per package or
                               Three bags of 750 g per package

SHELF LIFE:                    60 months from date of manufacture

                                   APPENDIX B

                             PRODUCTS SPECIFICATIONS

                    SPECIFICATIONS FOR ACAREX DIAGNOSTIC TEST

APPEARANCE:                    Test Kit containing:

                               - test solution, clear,
                               colorless liquid (10 bags)
                               - dip sticks (10x)
                               - small measuring spoon (1x)
                               - instruction leaflet

COMPOSITION OF TEST            Potassium hydroxide:  4.3 % w/w
SOLUTION:                      (= 3.7+/-0.2%, w/v)
                               Methanol:  71.8 % w/w
                               Water:  23.9 % w/w

ASSAY FOR POTASSIUM            titration method; after dilution of the contents
HYDROXIDE IN METHANOL          of one bag with 20 mL purified water it is
WATER:                         titrated with 0.5 N HCL.

IDENTIFICATION:                the content of one bag is diluted with purified
                               water, 1:10 mL and then checked with pH-paper
                               (strong alkaline solution)
                               or
                               refraction of liquid 1.3465-1.3475.

COMPOSITION OF DIP STICKS:     specially solidified diazonium salt

FILL VOLUME:                   - one bag contains 1.2 mL+/-0.1 mL fluid

PACKAGE:                       10 bags of solution and 10 dipsticks per test kit

SHELF LIFE:                    One year from date of manufacture

                                   APPENDIX B

                             PRODUCTS SPECIFICATIONS

                   SPECIFICATIONS FOR ACAROSAN FOAM (AEROSOL)

APPEARANCE:                    A White, aerosol foam propelled by a mixture of
                               butane and propane

ASSAY FOR BENZYL BENZOATE:     2.6+/-0.5% gas chromatographic method

PRESSURE:                      4.3+/-0.3 kg/cm2

DENSITY:                       9.919+/-0.002 gm/mL (liquid in the can)

IDENTIFICATION:                IR spectrum compares to reference

RATE OF LEAKAGE                Not more than 3.5% w/w per year

NET CONTENTS:                  The mean content of
                               the number of cans
                               tested is not less
                               than 300 mL (275.7 g),
                               and not more than 2% of
                               the number of cans tested
                               contain less than 291 mL
                               (267.4 g), and no can
                               contains less than 282 mL
                               (259.2 g).

PACKAGE:                       One can of 300 mL in one box or 6 cans of 300
                                 mL in one box

SHELF LIFE:                    60 months from date of manufacture

                                   APPENDIX C

                         PATENTS APPLIED FOR AND GRANTED

1.       ACAREX-TEST

                  Application No.:  016623
                  Filing Date:  July 19, 1987
                  Patent Number:  4 806 490
                  Date of Grant:  February 21, 1989

2.       ACAROSAN

                  Application No.:  767 476
                  Filing Date:  August 20th, 1985
                  Patent Number:  4 666 940
                  Date of Grant:  May 19th, 1987

                                                  APPENDIX D

                                                  TRADEMARKS

1.       ACAREX-TEST

         Application No.                           566341
         Filing Date                               January 11th, 1985
         Registration No.                          1405 404
                                                   August 19th, 1986

2.       ACAROSAN

         Application No.                           677 186
         Filing Date:                              August 6th, 1987
         Registration No.                          1500 038
                                                   August 3, 1988
                                      -20-

                                                                         ANNEX 2
                          TECHNOLOGY PURCHASE AGREEMENT

This Agreement effective this 1st day of April, 1994 by and between EM INDUSTRIES, INCORPORATED, a New York corporation, having its principal place of business at 5 Skyline Drive, Hawthorne, NY 10532 ("CENTER") and BIOTRINE CORPORATION, a Massachusetts corporation, with its principal place of business at 52 Dragon Court, Woburn, MA 01801 ("BIOTRINE").

                                   RECITALS

I. BIOTRINE is the owner of patented and proprietary technology for a Home Peak Flow Meter (the "Meter") and a Letter Patent of the United States, No. 5,246,010, was issued to BIOTRINE on September 21, 1993.

II. CENTER desires to purchase and acquire all rights and licenses to the patents, know-how and technology covering the Meter.

III. BIOTRINE and CENTER have previously entered into an Exclusive Marketing and Licensing Agreement on July 8, 1991 and desire to have this Technology Purchase Agreement terminate and supersede the prior Exclusive Marketing and Licensing Agreement.

     NOW THEREFORE in consideration of the mutual undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1.0      REPLACEMENT OF PRIOR CONTRACTS

                  1.1 This Agreement will specifically terminate and supersede the Exclusive Marketing and Licensing Agreement dated July 8, 1991 between BIOTRINE and CENTER.

         2.0      DEFINITIONS

                  For the purposes of this Agreement, the following terms will have the following meanings:

                  2.1 "Affiliate" means each and every business entity controlled by, controlling, or under common control with a party hereto. For purposes of this definition, control will mean ownership, directly or indirectly, of at least fifty percent (50%) of the voting shares of the business entity.

                  2.2 "Controlled By" means the right in BIOTRINE to grant rights, licenses or immunities relative to the controlled material, either with or without a corresponding obligation on the part of BIOTRINE to account to others by reason of such grant.

                  2.3 "Improvement" means a change to the Meter structure or design which improves performance, marketability, safety, etc. (for example and not by way of limitation, increases the accuracy or ease of reading of the Meter).

                  2.4 "Know-How" means all unpatented scientific, engineering, economic or other know-how, technical data or information, all methods, processes and procedures and any other intangible property now or at any time owned or Controlled By BIOTRINE relating to or useful in connection with the manufacture, sale or use of the Meter which is the subject of this Agreement.

                  2.5 "Meter" means the Home Peak Flow Meter and Improvements thereto which conforms to the specifications described in the Patent Rights and as from time to time amended by the mutual agreement of the parties. Any such amendments will be reflected on Exhibit A.

                  2.6 "Net Quantity" shall mean the total invoiced quantity of all sales, excluding the quantities of sales at no charge for samples, of Meters made by CENTER, its Affiliates or its sublicensee to any independent third party less amounts credited by reason of rejections or returns of goods.

                  2.7 "Patent Rights" means the patents and applications listed in Exhibit A and any and all patents and applications now or hereafter owned or Controlled By BIOTRINE which are necessary or useful in connection with the manufacture or use of a Meter.

                  2.8 "Trademark Rights" means any and all trademarks, including the ASTECH trademark, service marks, trade names, logotypes, commercial symbols, and other designations identifying the Meters and any and all processes and services associated therewith, including any and all applications for trademark registrations, trade name registrations, if any, trademark and service mark registrations, application for registrations of trademarks and service marks, and the right to file for trademark registration and service mark registration.

         3.0      SALE TO CENTER

                  3.1 BIOTRINE Representations - BIOTRINE represents and warrants that:

                      a. It is the owner of the Know-How and the owner of each of the patents and applications specified in the Patent Rights.

                      b. It has disclosed all information known to it regarding any patent or pending applications, other than those in Exhibit A, having claims which would be infringed by the manufacture, use or sale of the Meters.

                      c. It is the unrestricted owner of the Meter and all the related technology and has the unrestricted right to sell the Meter and all its related technology to CENTER.

                      d. The patents and applications in Exhibit A and the Know-How represent all of the technology necessary to make and use the Meter.

                  3.2 Technology Purchase - On the terms and subject to the conditions hereinafter set forth, and in consideration for the payment to BIOTRINE by CENTER of the purchase price as set forth more fully in Section 3.4 below, BIOTRINE hereby sells, transfers, and assigns to CENTER, and CENTER hereby purchases all of BIOTRINE's right, title, and interest in the Meter and its related technology, free and clear of any and all liens, encumbrances, security interests, or rights of any other party whatsoever.

                  3.3 Assignment - BIOTRINE hereby assigns to CENTER all of BIOTRINE's right, title, and interest in the Patent Rights, Copyright Rights, and Trademark Rights in the Meter and its related technology and the Improvements.

                      3.3.1 Concurrently with the execution of this Agreement by the parties hereto, BIOTRINE shall execute a formal assignment of all of BIOTRINE's right, title, and interest in the Meter technology, Improvements, Patent Rights, and Trademark Rights, in the form attached hereto as Exhibit "B."

                  3.4 Improvement Assignment - If BIOTRINE makes any Improvement, then, without payment or further consideration, all of BIOTRINE's right, title, and interest in such Improvement shall be assigned to CENTER, and BIOTRINE shall promptly communicate such Improvement to CENTER and give CENTER full information regarding the Improvement and the mode of using it. Such information may be transmitted orally, in writing, and/or through demonstrations, as the occasion requires, and shall be sufficient in scope to enable CENTER, its Affiliates, and their attorneys to understand, apply, evaluate the subject matter, and file patent and/or copyright applications thereon as appropriate to the subject matter.

                  3.5 Further Acts - BIOTRINE shall do all acts considered by counsel for CENTER necessary or advisable to assist CENTER in obtaining, recording, sustaining, reissuing, or extending (i) trademark and service mark registrations, (ii) letters patent on patent applications and (iii) copyrights, including, without limitation, the execution and delivery to CENTER, its Affiliates, and their attorneys of such documents as may be deemed by counsel to CENTER to be necessary or advisable for filing and recording in the appropriate patent or copyright office, and shall give testimony in cases of interference as well as provide evidence in conjunction therewith, and in conjunction with any litigation or any such patent, copyright, or trademark.

                  3.6 Purchase Price Payment to BIOTRINE - In consideration for the sale of the Meter and its related technology and Improvements to CENTER, and subject to paragraphs 3.10 and 6.4 hereof, CENTER has paid the amounts stated in paragraph 6.1 and will pay BIOTRINE an additional amount for each Meter sold by CENTER, its Affiliates or its sub-licensees according to the following schedule:

      April 1, 1994 - September 30, 1998                   $.50 / Meter sold,
      October 1, 1998 - September 30, 2001                 $.30 / Meter sold,
      October 1, 2001 - Agreement Termination              $.10 / Meter sold.

The parties agree that the amount payable per Meter sold shall be reduced by one-half (1/2) on all Meters sold on promotional orders. A Promotional Order is defined as being any order at a price per Meter which is less than the lowest contract price per Meter at the time the Promotional Order is placed. Before accepting a promotional order for more than five hundred (500) units, CENTER shall request BIOTRINE's written approval, which approval shall not be unreasonably withheld.

Notwithstanding all of the above, no amount will be due or payable from CENTER for a Meter purchased from BIOTRINE or an Affiliate of BIOTRINE.

                  3.7 Purchase Price Payments - CENTER will, within thirty (30) days following each calendar quarter commencing with the quarter wherein it made its first sale of a Meter manufactured by a party other than BIOTRINE or an Affiliate or agent of BIOTRINE, submit to BIOTRINE an accounting report of (a) the Net Quantity of Meters sold by CENTER, its Affiliates or its sub-licensees and (b) the amount earned by BIOTRINE as a result thereof. The amount due to BIOTRINE, subject to the offset provided for in paragraph 6.4, will accompany such report.

                  3.8 Book and Records - CENTER will keep or cause to be kept books, records and accounts in accordance with good accounting practice and principles consistently applied covering its activities hereunder and containing all information necessary for the true and accurate determination of the amounts earned and paid hereunder. CENTER will, not more than once per year and upon prior reasonable written notice by BIOTRINE, permit a certified public accountant appointed and paid for by BIOTRINE (the "Auditor") to inspect each CENTER facility manufacturing Meters and to review the previous two (2) years books, records and accounts to verify the amounts earned by BIOTRINE and paid by CENTER hereunder. The Auditor will furnish to both parties reports stating only his findings during such inspection as to the accuracy, or the nature and extent of any inaccuracy of such books, records, accounts and payments. Accounting reports supplied by CENTER which are more than two (2) years old will be conclusively presumed to be correct. In the event the Auditor finds a discrepancy of more than ten percent (10%), CENTER will pay the Auditor's reasonable audit fees.

                      3.8.1 Any deficiency identified by the Auditor between the amounts actually earned by BIOTRINE under Paragraph 3.7 hereof and the amounts reported to be earned and paid on by CENTER in accordance with Paragraph 3.8 hereof will be paid to BIOTRINE, plus interest computed at two percent (2.0%) over the prime bank lending rate as published in the Wall Street Journal on the day of the Auditor's report, within thirty (30) days of receipt by CENTER of the Auditor's report.

                      3.8.2 The termination of this Agreement for any reason will not prejudice BIOTRINE's right, for at least one (1) year subsequent to such termination, to examine CENTER's books, records and accounts. A final accounting and the amount due and payable by CENTER to

BIOTRINE, if any, will be provided to BIOTRINE within sixty (60) days of the termination of this Agreement.

                  3.9 Transfer of Know-How - BIOTRINE will, within fifteen (15) days of the signing of this Agreement, transfer the then present state of BIOTRINE's Meter Know-How to CENTER. Such Meter Know-How transfer will be by way of writings, drawings, specifications, flow diagrams, material data sheets and other documents prepared by or on behalf of BIOTRINE and will be in sufficient depth and detail to permit CENTER to fully understand the manufacture, quality control and use of the Meters manufactured by BIOTRINE for CENTER under Article
4.0 hereof. BIOTRINE will thereafter provide to CENTER, within fifteen (15) days of the creation by BIOTRINE, its agents or Affiliates any additional Know-How relating to the Meters.

                      3.9.1 During the term of this Agreement, BIOTRINE shall assist, at no additional charge, CENTER as is reasonably necessary in completing development and production of METERS. Such assistance may include, but is not limited to, the testing and qualification of aluminum tubes from new vendors, the thorough investigation of adhesive backing for scale, the rework of Meters produced by BIOTRINE, the resolution of any field problems with Meters, the development of temperature ratings of zone indicators and vendor and part sourcing and qualification for springs and other Meter components.

                  3.10 Conflicting Patents - If, at any time during the life of this Agreement, CENTER discovers that any Meter manufactured, used or sold by CENTER are covered by any patent which is owned or controlled by a person, firm or corporation other than BIOTRINE, CENTER may negotiate with such person, firm or corporation for a license on such terms as CENTER deems appropriate. Should the license agreement with such person, firm or corporation require the payment of earned royalties on such Meter made, used or sold or processes employed by CENTER or any of its direct or indirect customers, the earned amounts otherwise payable to BIOTRINE under Paragraph 3.6 will be reduced by the same amount that earned royalties are paid to such other person, firm or corporation. Notwithstanding the preceding sentence, the earned amounts otherwise payable to BIOTRINE under Paragraph 3.6 will not be reduced to less than either five cents ($.05) per Meter sold or ten cents ($.10) per Meter sold, as the case may be.

         4.0      MANUFACTURE AND SALE OF METERS

                  4.1 Meters for CENTER - Until such time as CENTER has built an adequate inventory of Meters and is producing new Meters at a rate commensurate with market demand, BIOTRINE agrees to and will manufacture, have manufactured, sell and deliver to CENTER and CENTER will purchase and take from BIOTRINE all of CENTER's additional requirements of Meters.

                  4.2 Purchase Price for Meters - CENTER will pay BIOTRINE
 * for each Meter ordered by and delivered to Center. It is expressly understood that CENTER is free to determine and set its own prices for Meters sold to third parties.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                  4.3 Trademarks and Trade Dress - CENTER will specify the trademarks and tradename of each of the Meters sold to or by CENTER under this Agreement.

                  4.4 Time of Delivery - BIOTRINE will deliver to CENTER the quantities of Meters specified in CENTER's Purchase Orders not later than twenty-one (21) days following the date mutually agreed upon by the parties unless both parties agree to change such agreed upon shipping date.

                  4.5 Shipment Terms - BIOTRINE will deliver Meters to CENTER, F.O.B. BIOTRINE.

                  4.6 Payment Terms - CENTER will pay each BIOTRINE invoice for Meters ordered by CENTER for its account within thirty (30) days of the later of: (a) receipt of the invoice, or (b) receipt of the Meters referenced on such invoice.

                  4.7 Warranty - BIOTRINE warrants that all Meters will be free from defects in materials and workmanship and will conform to the specifications therefor in Exhibits A or C. Any Meter which fails to meet the foregoing warranty will be replaced by BIOTRINE without cost or expense to CENTER.

EXCEPT AS TO THE FOREGOING AND THE WARRANTY OF TITLE THERE ARE NO OTHER WARRANTIES, EXPRESS OR IMPLIED RELATIVE TO THE METERS AND NONE SHALL BE CREATED INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ALL WARRANTIES ARISING FROM CUSTOM OR USAGE IN THE TRADE OR THE COURSE OF DEALINGS BETWEEN THE PARTIES.

                  4.8 Inspection and Test - BIOTRINE agrees to and will, prior to shipment, inspect or have inspected each of the Meters sold to CENTER and perform each of the quality tests specified in Exhibit C. CENTER has loaned to BIOTRINE a "wave form generator" test instrument for BIOTRINE's use in testing and inspecting Meters. During the period that the wave form generator instrument is installed on BIOTRINE's or BIOTRINE's agent's premises, BIOTRINE shall assume full responsibility for all risks of physical loss or damage to the wave form generator instrument, ordinary wear and tear excepted. BIOTRINE shall return the wave form generator to CENTER, at CENTER's expense, upon thirty (30) day's written notice.

                  4.9 Purchase and Sale Forms - Any terms and conditions on either a CENTER Purchase Order or a BIOTRINE Order Acknowledgment or any other document relating to the purchase, sale or transfer of products or services between the parties which are in conflict with, or impose obligations in addition to, any of the terms and conditions of this Agreement will be null and void and without any legal effect.

         5.0      REGULATORY MATTERS

                  5.1 Good Manufacturing Practices - BIOTRINE represents and warrants on behalf of itself and its agents and Affiliates providing Products hereunder to CENTER, that it will at all times comply with and conform to FDA Good Manufacturing Practices, as amended and in effect at such time of manufacture, and to all other applicable federal, state and local statutes, laws, regulations and ordinances.

                  5.2 510k Maintenance - CENTER shall maintain and keep current the FDA 510k filing covering the Meters. BIOTRINE will take all necessary and reasonable measures with the FDA to ensure the orderly transfer of the 510k to CENTER.

                  5.3 Product Problem - BIOTRINE will promptly communicate to CENTER all information which comes to its attention pertaining to any adverse reactions, product anomalies or other problems relative to or having a bearing on the Meters sold under this Agreement. CENTER, will bring similar problems to the attention of BIOTRINE. BIOTRINE will promptly investigate and report back to CENTER on its resolution of all such problems.

         6.0      PRIOR AGREEMENT ACCOUNTING RECONCILIATION

                  6.1 Prepaid Account - Under the Exclusive Marketing and Licensing Agreement of July 8, 1991, certain advance payments were made to BIOTRINE by CENTER totaling Two Hundred Eighty-Three Thousand Three Hundred Seventy-Six Dollars and Fifty-Eight Cents ($283,376.58). Against this advance payment, BIOTRINE manufactured and sold Meters to CENTER valued at One Hundred Forty-Seven Thousand Five Hundred Ninety-Two Dollars and Fifty Cents ($147,592.50). BIOTRINE has or will transfer to CENTER Meter component parts worth Sixty-Nine Thousand Three Hundred Sixty-Three Dollars and Seventy-Eight Cents ($69,363.78) and packaging components and supplies worth Fourteen Thousand Four Hundred Eighty-Eight Dollars and No Cents ($14,488.00) leaving a prepaid balance in favor of CENTER amounting to Fifty-One Thousand Nine Hundred Thirty-Two Dollars and Thirty Cents ($51,932.30).

                  6.2 Trademark Rights Consideration - The consideration for assignment of the Trademark Rights is Three Thousand Two Hundred Thirty-Four Dollars and No Cents ($3,234.00) and CENTER shall reduce BIOTRINE's obligation against the prepaid account by this amount.

                  6.3 Additional Payments to BIOTRINE - CENTER may make additional prepayments to BIOTRINE or on behalf of BIOTRINE during the term of this Agreement, including, but not limited to, payments to Ms. Nancy Sander on behalf of BIOTRINE. BIOTRINE agrees that any such payments shall be added to the prepaid account and will remain an obligation of BIOTRINE until such time as CENTER, in the exercise of its right of purchase price payment offset, fully liquidates the BIOTRINE prepaid account.

                  6.4 Purchase Price Payment Offset - Until the balance in the BIOTRINE prepaid account is reduced to zero, CENTER shall have the right to reduce any amounts payable made to BIOTRINE under the provisions of Article 3 by an amount equal to fifty percent (50%) of such amounts payable or the remaining balance of the BIOTRINE prepaid account, whichever is less. All purchase price payment offsets shall be clearly indicated as such on any purchase price payment accounting provided to BIOTRINE.

         7.0      CONFIDENTIALITY

                  Each party will maintain in confidence any information received from the other party in writing and marked confidential during the term of this Agreement, and will neither publish, disseminate nor disclose such information to any third party nor use such information except for the furtherance of the purposes of this Agreement without the express written permission of such other party. Subject to the next sentence, the foregoing obligations of confidentiality and non-use will continue for two (2) years after the expiration of this Agreement. The obligation of the first sentence will not apply to any information which is: (a) now or hereafter comes into the public domain, or (b) which is already in the possession of the receiving party other than as a result of having received it from the disclosing party and as shown by written records, or (c) is brought to the receiving party by a third party who does not require that it be maintained confidential by the receiving party, or
(d) is independently developed by the receiving party without use of or access to the information of the disclosing party.

         8.0      THIRD PARTY PATENTS AND COPYRIGHTS

                  If any Meter is in any suit or proceeding held to constitute infringement of any Letters Patent or copyright and the further manufacture, sale and/or use thereof is enjoined, BIOTRINE will use its best efforts, at CENTER's expense, to modify it so it becomes noninfringing.

         9.0      HOLD HARMLESS

                  9.1 Respective Responsibilities in Private Actions - BIOTRINE will not be liable for, and CENTER assumes responsibility for, all personal injury and property damage resulting from the handling, possession, use or sale of the Meters following delivery thereof to CENTER. In no event will BIOTRINE be liable for special, incidental or consequential damages, whether the claim is in contract, negligence, strict liability or otherwise. CENTER will hold harmless, defend and indemnify BIOTRINE, its officers, directors, agents and employees from and against any and all damages, claims, liabilities, demands, losses or expenses, including reasonable attorneys' fees, arising from or allegedly arising from the Meters or any use thereof; provided that CENTER's agreement to hold harmless, defend and indemnify BIOTRINE will not be applicable to, and BIOTRINE will indemnify, hold harmless and defend CENTER from, any damage, claim, liability, demand, loss or expense, including reasonable attorneys' fees, which arises from the gross negligence or willful misconduct of BIOTRINE in manufacturing, labeling, packaging or holding the Meters or in otherwise performing its services hereunder.

                  9.2 BIOTRINE's Responsibilities in Governmental Actions - BIOTRINE will defend, indemnify and hold harmless CENTER, its officers, directors, agents and employees from any damages, expenses and costs (including reasonable attorneys' fees) arising out of actions and proceedings brought by any federal, state, local or foreign governmental authority or any agency or instrumentality thereof against CENTER, its officers, directors, agents, and employees or against the Products by reason of any claim or finding by any said public authority that the Meters were defective at the time of shipment as a result of BIOTRINE's gross negligence or willful misconduct.

                  9.3 CENTER's Responsibilities in Governmental Actions -
CENTER will defend, indemnify and hold harmless BIOTRINE, its officers, directors, agents and employees, from any damages, expenses and costs arising out of actions and proceedings brought by any federal, state, local or foreign governmental authority or any agency or instrumentality thereof against BIOTRINE, its officers, directors, agents and employees or against the Meters by reason of any claims or findings by any said public authority relating to the Meters, other than a claim or finding that there existed a defect in said Meters at the time of shipment as a result of BIOTRINE's gross negligence or willful misconduct.

                  9.4 Indemnification Procedures - In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification will be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest, or otherwise protect against any such claim or suit at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party will be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. In the event the indemnifying party fails to timely defend, contest, or otherwise protect against any such claim or suit, the indemnified party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the defense of such matter, the indemnified party will not be entitled to recover from the indemnifying party costs incurred in the defense thereof other than the reasonable costs of investigation undertaken by the indemnified party and reasonable costs of providing assistance. The indemnified party will cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

                  9.5 Products Liability Insurance - CENTER will maintain products liability insurance containing a broad form vendor's endorsement covering all Meters sold pursuant to the terms of this Agreement with minimum limits of ten million dollars ($10,000,000) for combined bodily injury and property damage and said insurance will not be cancelled without at least thirty
(30) calendar days prior written notice to BIOTRINE. CENTER will provide BIOTRINE, upon BIOTRINE's request therefore, with a certificate from the insurance company providing such insurance evidencing compliance with the provision of the preceding sentence. BIOTRINE will, for so long as it supplies Meters under this Agreement, maintain products liability insurance on the

Meters for BIOTRINE's gross negligence or willful misconduct in the principal amount of not less than one million dollars ($1,000,000) for combined bodily injury and property damage and said insurance will not be cancelled without at least thirty (30) calendar days prior written notice to CENTER. BIOTRINE will provide CENTER, upon CENTER's request therefore, with a certificate from the insurance company providing such insurance evidencing compliance with the provision of the preceding sentence.

         10.0     FORCE MAJEURE

                  BIOTRINE will not be liable for any delay or failure to perform its obligations hereunder due to any contingency beyond its reasonable control. BIOTRINE agrees to reasonably endeavor to resume its performance hereunder if such performance is delayed or interrupted by reason of force majeure.

         11.0     TERM OF AGREEMENT

                  11.1 Term - Unless earlier terminated by either party in accordance with Paragraph 11.2, the term of this Agreement will expire upon the expiration of the Patent Rights. Upon expiration of this Agreement, all rights and obligations of the parties will cease. Notwithstanding the foregoing, obligations which accrued hereunder prior to expiration and obligations arising under Paragraphs 3.6, 3.7, 4.6, 7.0 and 9.0 will survive expiration of this Agreement.

                  11.2 Default - Should either party be in default as to any material term of this Agreement and fail to remedy same within sixty (60) days after receipt of written notice of such default by the nondefaulting party, then the nondefaulting party will have, in addition to all other remedies available at law or in equity, the right to terminate this Agreement upon delivery of written notice of termination to the defaulting party. The failure of the nondefaulting party to terminate this Agreement for any cause will not constitute a waiver of such right in the future as to any subsequent default.

                  11.3 Effect of Termination - Upon termination of this Agreement under Paragraphs 11.1 or 11.2, all rights and obligations of the parties will cease. Notwithstanding the foregoing, obligations which accrued prior to termination and obligations arising under Paragraphs 3.7, 4.7, 7.0 and
9.0 will survive termination of this Agreement.

         12.0     NOTICES

                  All notices provided for in this Agreement will be in writing and will be considered delivered when they are deposited in the United States mail, certified first class or air mail postage prepaid, addressed to the respective parties as follows:

        If to CENTER:                      Center Laboratories

                                           35 Channel Drive
                                           P.O. Box 3947
                                           Port Washington, NY 11050
                                           Attention:  President

        with a copy to:                    EM Industries, Incorporated
                                           5 Skyline Drive
                                           Hawthorne, NY 10532
                                           Attention:  General Counsel

        If to BIOTRINE:                    BIOTRINE Corporation
                                           52 Dragon Court
                                           Woburn, MA 01801
                                           Attention:  President

        with a copy to:                    John M. Cornish
                                           Choate, Hall and Stewart
                                           Exchange Place
                                           Boston, MA 02109

         13.0     SEVERABILITY

                  In the event a court of competent jurisdiction holds any provision of this Agreement to be invalid, such holding will have no effect on the remaining provision, and they will continue in full force and effort.

         14.0     ASSIGNMENT

                  Neither party will assign this Agreement to another without the prior written consent of the other party; provided, however, that either party may assign this Agreement to an Affiliate or a successor in ownership of all or substantially all of the business assets to which this Agreement pertains. Any other purported assignment will be void. This Agreement will be a binding obligation of the heirs, successors and permitted assigns of all the rights, title and interest of either party hereto.

         15.0     DISPUTE RESOLUTION

                  Any controversy or claim arising out of or relating to this Agreement shall be submitted to arbitration in accordance with the Commercial Rules of the American Arbitration Association; provided, however, that this clause shall not be construed to limit or to preclude either party from bringing any action in any court of competent jurisdiction for injunctive or other provisional relief as necessary or appropriate. The arbitration shall be conducted in New York, NY. Any award or determination of the arbitration tribunal shall be final, nonappealable, and conclusive upon the parties, and judgment thereon may be entered by any court of competent jurisdiction.

         16.0     PUBLIC STATEMENTS

                  Except as may be required by law, neither party will make any public announcement or authorize or author any statement to the press regarding this Agreement or any of its terms or conditions or the relationships between the parties created by this Agreement without the prior written permission of the other party. The terms and conditions of this Agreement will be maintained as confidential in accordance with Article 7.0 hereof.

         17.0     ENTIRE AGREEMENT, MODIFICATION

                  17.1 Supremacy of this Agreement - This Agreement takes precedence over and will control all terms of any purchase order, order acknowledgment, invoice or any other document issued hereunder or pursuant hereto.

                  17.2 Entire Agreement - This instrument contains the entire and only agreement between the parties respecting the subject matter hereof and supersedes all previous negotiations, representations, understandings, promises or conditions, both written and oral, heretofore made between the parties with respect to the subject matter hereof.

                  17.3 Modification - No waiver, alteration, modification, renewal or extension of this Agreement will be valid unless made in writing and signed by a duly authorized representative of CENTER and BIOTRINE.

         IN WITNESS WHEREOF, the parties hereto have signed this Agreement by their duly authorized representatives as of the day and year first written above.

EM INDUSTRIES, INCORPORATED                       BIOTRINE CORPORATION
CENTER LABORATORIES

By /s/ Alan Pernick                               By /s/ Peter Gazzara
   -------------------------                         ----------------------
         Alan Pernick                                     Peter Gazzara

Date       2/2/95                                 Date 2/1/95
     -----------------------                           --------------------
                                      -12-
c:\word\center\biotrm3.doc

                                    EXHIBIT A

Patent Rights

United States Patent # 5,246,010 - Method and Apparatus for Exhalation Analysis

         Issued September 21, 1993

                              TRADEMARK ASSIGNMENT

         Trademark Assignment dated April 1, 1994, between BIOTRINE Corporation, a Massachusetts corporation, having a principal place of business at 52 Dragon Court, Woburn, MA 01801 ("Assignor"), and EM Industries, Incorporated, a New York corporation, having a principal place of business at 5 Skyline Drive, Hawthorne, NY 10532 ("Assignee").

                              W I T N E S S E T H :

         WHEREAS, Assignor has developed the trademark ASTECH and its stylized presentation (the "Trademark"); and

         WHEREAS, pursuant to an Technology Purchase Agreement dated April 1, 1994, between Assignor and Assignee, Assignor has agreed to sell, transfer, assign and deliver to Assignee, and Assignee has agreed to purchase all rights and interest in the Trademark; and

         WHEREAS, Assignee desires to acquire the Trademark and to pursue the registration thereof.

         NOW, THEREFORE, in consideration of Three Thousand Two Hundred Thirty-Four Dollars and No Cents ($3,234.00) paid by Assignee to Assignor and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, Assignor and Assignee agree as follows:

         Assignor hereby assigns to Assignee all right, title and interest in and to the Trademark, together with the good will of the business associated with the Trademark and the rights to pursue the registration thereof.

         IN WITNESS WHEREOF, the undersigned has caused this Trademark Assignment to be executed by a duly authorized officer as of the 1st day of April, 1994.

                                                     BIOTRINE CORPORATION

                                                     By: /s/ Peter Gazzara
                                                         -----------------
                                                         Peter Gazzara
                                                         President

STATE OF MASSACHUSETTS                               )
                                                     )SS.
COUNTY OF MIDDLESEX                                  )

         Then personally appeared Peter Gazzara, the person who signed this instrument, who acknowledged that he signed it as the free act and deed on behalf of the above identified corporation, before me.


                                           /s/ Kristine P. Neary
                                           ---------------------
                                           Notary Public
                                           My Commission Expires 1/29/99
                                                                 -------
                                      -15-

                                    EXHIBIT B

                            ASSIGNMENT OF TECHNOLOGY

         Pursuant to that certain Technology Purchase Agreement, dated as of April 1, 1994, among EM Industries, Incorporated, a New York corporation ("Assignee"), Biotrine Corporation, a Massachusetts corporation ("Assignor"), Assignor hereby assigns to Assignee, effective as of the date hereof (this "Assignment"): (i) all of Assignor's right, title, and interest in any and all patent applications and patents, applied for or issued on the ASTECH home peak flow meter (the "Meters"), and all know-how, information, apparatus, equipment, devices, and technology, whether patented or unpatented, patentable or unpatentable related thereto; (ii) any and all continuations, continuations-in-part, divisions and reissues of any such patents and applications, and all foreign patents or patent applications which correspond to any such patents and applications or are based thereon or are related thereto;
(iii) any and all trademarks, service marks, trade names, logotypes, commercial symbols and other designations identifying the Meters and any and all processes and services associated therewith, including any and all applications for trademark registrations, trade name registrations, if any, trademark and service mark registrations, application for registration of trademarks and service marks, and the right to file for trademark registration and trademark and service mark registration; (iv) any and all common-law copyrights, applications for copyright registrations, copyright registrations, if any, the right to file for copyright registration and copyright renewals, in the United States and elsewhere, owned or controlled directly or indirectly by Assignor which cover any documentation used in connection with the Meters; and (v) all drawings, writings, documents, data, papers, reports, test results, evaluations, plans, studies, instructions, manuals, computer software, computer codes, formulas, and formulations describing the Meters. This Assignment may be executed in counterparts, each of which shall constitute an original and all of which together shall constitute one (1) agreement.

                                                 BIOTRINE CORPORATION

                                                 By: /s/ Peter Gazzara
                                                     ---------------------------
                                                     Peter Gazzara
                                                     President

STATE OF MASSACHUSETTS                               )
                                                     )  SS.
COUNTY OF MIDDLESEX                                  )

         Then personally appeared Peter Gazzara, the person who signed this instrument, who acknowledged that he signed it as the free act and deed on behalf of the above identified corporation, before me.

                                              /s/ Kristine P. Neary
                                              ---------------------
                                              Notary Public

                                              My Commission Expires 1/29/99
                                                                    -------

                                    EXHIBIT C

                 ASTECH(TM) Peak Flow Meter Acceptance Criteria

ASTECH(TM) Peak Flow Meters must be constructed entirely from components approved by Center Laboratories and conform to the following criteria:

I. Tube color meets standard. There will no excessive scratches or mottling.

II.      Each meter is properly assembled:

         A.       One end piece and one mouthpiece.
         B. One each red, yellow and green color zone indicator inserted in proper location: red at the low end, yellow in the middle, and green at the high end of the scale.
         C.       One peak flow indicator.

The meter is contained in a clear plastic tube with an end cap.

Each lot must conform to the following assembly Acceptable Quality Level
(A.Q.L.)

I.       Critical Defects - A.Q.L.   *

         A.       Meter missing part(s).

II.      Major Defects - A.Q.L.  *

         A.       Colored indicators in wrong order.
         B.       Scale plate not adhering to meter.
         C.       Cracked or broken mouthpiece, end-cap or bezel.
         D. Peak Flow Indicator has a resistance of greater than 12 grams as determined by testing with a resistance.

III.     Minor Defects - A.Q.L.  *

         A.       Aluminum tube heavily scratched or mottled.

Each lot must also conform to the following Accuracy and Precision A.Q.L.

I.       Critical Defects - A.Q.L.  *

         A. Each individual unit must test within * of the waveform at 100L/min. and * at 700 L/min. If a unit passes one specification but fails the other, the unit is considered defective. The average accuracy must be greater than * at 700 L/min. and * at 100 L/min. The precision, or coefficient of variance, must be within *.

A completed device history record must be included for each lot of product. The record must show that BIOTRINE testing and release criteria have been successfully met.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                                                         ANNEX 3


                                   AGREEMENT

                                By and Between

                          SURVIVAL TECHNOLOGY, INC.

                                      and

                              EM INDUSTRIES, INC.

                         Dated as of October 21, 1996

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----

         ARTICLE 1........................................................  2

         ARTICLE 2........................................................  5

         ARTICLE 3........................................................  7

         ARTICLE 4........................................................ 10

         ARTICLE 5........................................................ 13

         ARTICLE 6........................................................ 15

         ARTICLE 7........................................................ 16

         ARTICLE 8........................................................ 17

         ARTICLE 9........................................................ 21

         ARTICLE 10....................................................... 22

         ARTICLE 11....................................................... 23

         ARTICLE 12....................................................... 24

         ARTICLE 13....................................................... 24

         ARTICLE 14....................................................... 25

         ARTICLE 15....................................................... 25

         ARTICLE 16....................................................... 26

                                   AGREEMENT

         THIS AGREEMENT, (this "Agreement") made as of the 21st day of October, 1996 between SURVIVAL TECHNOLOGY, INC. ("STI"), a Delaware corporation having its principal offices at 2275 Research Boulevard, Rockville, Maryland 20850, and CENTER LABORATORIES ("Center"), a division and acting on behalf of EM Industries, Inc. ("EM"), a New York corporation, said division having its principal offices located at 35 Channel Drive, Port Washington, New York 11050.

                             W I T N E S S E T H:

         WHEREAS, STI has the capability to produce and fill the EpiPen, the EpiPen Jr., the Epi E-Z Pen and the Epi E-Z Pen, Jr. (as herein defined); and

         WHEREAS, Center is engaged in the business of manufacturing, selling and distributing allergenic products worldwide; and

         WHEREAS, STI previously has granted Center an exclusive right to distribute and sell the Products (as herein defined), and in connection therewith, STI and Center have previously entered into a certain Agreement dated January 1, 1987, which was modified by several subsequent agreements and understandings; and

         WHEREAS, STI and Center wish to modify and restate in their entirety their previous agreements and understandings relating to the Products so as to reflect the terms and conditions contained herein;

         NOW, THEREFORE, upon the foregoing premises and in consideration of the mutual covenants agreed upon herein, the parties agree as follows:

                                   ARTICLE 1

         For the purposes of this Agreement, the following terms shall have the definitions set forth below:

         1.1 "Component Factor" shall mean $  *   plus the CPI Increment.

         1.2 "CPI Increment" shall mean the amount determined by multiplying the Component Factor or Trainer Component Factor, as applicable, for the prior year by the percentage by which the Consumer Price Index for all Urban Consumers (all items: U.S. City Average) compiled by the United States Department of Labor for the month of December immediately preceding the calendar year for which the calculation is made exceeds the Index for the prior month of December.

         1.3 "Epi E-Z Pen" shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit A, as the same may be updated from time to time by STI on not less than 90

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

days' prior notice to Center to conform to improvements, redesigns, modifications, replacement or substitutions.

         1.4 "Epi E-Z Pen Jr." shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit B, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.5 "Epi E-Z Pen Trainer" shall mean automatic injectors not filled with any drug, not capable of injecting medicament and conforming to the specifications set forth in Exhibit C, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.6 "EpiPen" shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit D, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacement or substitutions.

         1.7 "EpiPen Jr." shall mean automatic injectors filled with the drug Epinephrine conforming to the specifications set forth in Exhibit E, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.8 "EpiPen Trainer" shall mean automatic injectors not filled with any drug, not capable of injecting medicament and conforming to the specifications set forth in Exhibit F, as the same may be updated from time to time by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions.

         1.9 "Forecasts" shall mean the forecasts for Products required to be provided pursuant to Section 3.1.

         1.10 "Insurance Cost" shall mean the amount paid by STI during the specified period as product liability insurance premiums relating to the Products, expressed in dollars per unit of Regular Products to be delivered during such period as forecast by Center pursuant to Section 3.2; provided, however, that in the event the amount so calculated is less than $.24 per unit, the Insurance Cost shall be the amount so calculated plus one-half the amount by which $.24 exceeds such amount.

         1.11 "New Auto Injector Technology" shall mean any type of new auto injector products including DCA auto injectors for the drug Epinephrine, but not including existing Products.

         1.12 "Price" shall be that amount determined in accordance with Sections 4.1 through 4.3.

         1.13 "Products" shall mean collectively the Epi E-Z Pen, the Epi E-Z Pen Jr., the Epi E-Z Pen Trainer, the EpiPen, the EpiPen Jr. and the EpiPen Trainer.

         1.14 "Regular Products" shall mean collectively the Epi E-Z Pen, the Epi E-Z Pen Jr., the EpiPen and the EpiPen Jr.

         1.15 "Term" shall mean the term of this Agreement as provided in
Article 14.

         1.16 "Trainer Component Factor" shall mean $ *   in the case of the
Epi E-Z Pen Trainer and $ *   in the case of the EpiPen Trainer plus, in both
cases, the CPI Increment.

         1.17 "United States" shall mean the United States of America, its territories, commonwealths and dependencies.

         1.18 "Worldwide" shall mean all countries of the world other than the United States and Canada.

                                   ARTICLE 2

         2.1 STI hereby confirms Center's exclusive right during the Term to market and sell the Products for delivery and use in the United States, Canada and Worldwide.

         2.2 In the event that during the Term, Center wishes to sell or distribute the Products in any country Worldwide in which the Products have not been previously

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

licensed for sale or distribution, Center may do so if it obtains at its sole cost and expense all governmental licenses and approvals required to qualify the Products for sale and distribution in such country.

         2.3 In the event that during the Term, STI should develop New Auto Injector Technology for the emergency treatment of severe allergic reactions or asthma, STI shall first offer to Center the exclusive right to sell and distribute such new products. If Center is not interested in selling and distributing such new products or if, following good faith negotiations, STI and Center are not able to agree on mutually satisfactory terms for such sale and distribution, STI shall have the right to offer sale and distribution rights to other entities or to sell or distribute such products itself and to enter into appropriate agreements and arrangements with regard thereto, provided that the terms of such agreements and arrangements shall be no less favorable to STI than the final terms offered to STI by Center. The rights granted to Center under this Section 2.3 shall not be applicable to products developed by third parties and brought to STI including, without limitation, projects involving contract filling and the manufacture of auto-injectors in connection therewith.

         2.4 In the event that during the Term, Center wishes to acquire New Auto Injector Technology and/or injectable drug compounds for the treatment of severe allergic reactions or asthma, STI shall have the first right to manufacture such products and to sell them to Center. If STI is not interested in manufacturing and selling such new products or if, following good faith negotiations, STI and Center are not able to agree on mutually satisfactory terms for such manufacture and sale, Center shall have the right to purchase such products from other entities or to manufacture such products itself and to enter into appropriate agreements and arrangements with regard thereto, provided that the terms of such agreements and arrangements are no less favorable to Center than the final terms offered to Center by STI.

                                   ARTICLE 3

         3.1 Center agrees to purchase from STI and STI agrees to sell to Center during the Term all of Center's requirements for the Products. Upon execution of this Agreement and on each February 1, May 1, August 1 and November 1 during the Term, Center shall provide a non-binding rolling 36-month forecast for each Product by country for each calendar quarter in such period ("Forecasts").

         3.2 Center shall issue firm purchase orders on a country-by-country basis specifying the desired quantities of the Products and requested delivery dates at least (i) 90 days before each requested delivery date in the care of Epi E-Z Pen Jr. and EpiPen Jr. and (ii) 120 days before each requested delivery date for all other Products. Orders that exceed 120 percent of those set forth in the Forecast for a particular month shall be shipped not later than 120 days (in the case of Epi E-Z Pen Jr. and EpiPen Jr.) or 150 days (in the case of all other Products) from the receipt of the applicable purchase order.

         3.3 STI shall issue credit for or refurbish, at no charge to Center, all Products received by Center which do not meet the specifications contained in Exhibits A through F, as the case may be, as from time to time updated by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications, replacements or substitutions. Within 30 days following the return by Center to STI of allegedly defective units of Product, STI shall conduct an investigation of the alleged defect and shall report to Center as to the results of such investigation.

         3.4 STI shall maintain product liability insurance on the Products for STI's gross negligence or willful misconduct in the principal amount of not less than one million dollars ($1,000,000); provided, however, that on not less than six months' prior written notice from Center, STI shall obtain a like amount of product liability insurance on the Products that is not restricted to STI's gross negligence or willful misconduct; and provided further, that in the event that STI is unable to procure such coverage, then Center's sole remedy shall be to terminate this Agreement and neither party shall have any further liability to the other except as provided in Section 10.8.

         3.5 STI represents and warrants to Center that all Products delivered to Center hereunder shall meet the specifications contained in Exhibits A through F hereof, as the case may be, as from time to time updated by STI on not less than 90 days' prior notice to Center to conform to improvements, redesigns, modifications or substitutions, and shall meet all requirements of applicable United States state and federal law.

         3.6 Center hereby represents and warrants that all applicable regulatory filings have been and will continue to be made and all necessary approvals obtained to permit Center to sell and distribute the Products in those countries where the Products are sold or distributed. In the event that regulatory agencies of any country where the Products are or are to be sold or distributed require testing of Products prior to sale, the approval of STI shall be required before Center shall agree to any testing protocols or procedures. Such protocols shall be established in accordance with Exhibit I hereto. All costs of such filings and testing shall be borne by Center.

         3.7 STI covenants and agrees that it shall use reasonable efforts to respond promptly to Product complaints received from Center.

                                   ARTICLE 4

         4.1 The Price for each of the Regular Products ordered for delivery during 1996 shall be as set forth on Exhibit G hereto. The Price for each of the Regular Products ordered for delivery during 1997 and each subsequent calendar year during the Term shall be the sum of (1) the Component Factor for such year, (2) the Insurance Cost and (3) such adjustments as are set forth on Exhibit G. The Price shall be subject to further adjustment from time-to-time as provided in this Article 4 and in Article 6.

         4.2 At each renewal of the product liability insurance policy referred to in Section 3.4, STI shall calculate the Insurance Cost for the period covered by such payment. In the event that the Insurance Cost for such period is greater than or less than the Insurance Cost for the immediately preceding period, the Price shall be increased or decreased, respectively, by the amount of such difference. It is agreed for purposes of this Agreement that the Insurance Cost is $.16 per unit for 1996.

         4.3 In the event that the form, content or manner of the packaging of the Products is changed during the Term from that utilized at the date hereof, STI shall determine the difference in unit costs that will result from such change, taking into account items of material, labor and overhead, and the Price shall be increased by the amount so determined if the Unit cost would be greater or decreased by one-half the amount so determined if the unit cost would be less. This Section 4.3 shall apply to successive changes in packaging during the Term.

         4.4 Except as STI may otherwise consent, orders for units of Epi E-Z Pen, EpiPen and EpiPen Jr. shall be in integral multiples of * units and
orders for units of Epi E-Z Pen Jr. shall be in integral multiplies of    *
units, except that all orders for less than   *    units of Epi E-Z Pen Jr.
shall be subject to a surcharge as outlined on Exhibit G. Shipment of Regular Products for more than 110 percent of previously agreed-upon unit amounts per order shall require the consent of Center.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

         4.5 The price for each Epi E-Z Pen Trainer and EpiPen Trainer ordered
for delivery during 1996 shall be $ *   in the case of the Epi E-Z Pen Trainer
and $ *   in the case of the EpiPen Trainer. During 1997 and each subsequent calendar year during the Term, the price for each Epi E-Z Pen Trainer and EpiPen Trainer shall be the Trainer Component Factor determined for such year. Each order for Epi E-Z Pen Trainers and EpiPen Trainers shall be for at least
  * units. Shipment of Epi E-Z Pen Trainer and EpiPen Trainer Products for more than 110 percent of previously agreed-upon unit amounts per order shall require the consent of Center.

         4.6 STI shall ship the Products at Center's expense in accordance with Center's instructions, F.O.B. STI's plant. For purposes of this Agreement, delivery of Products shall be deemed to have occurred upon delivery to a common carrier at STI's plant. Payment to STI shall be net 30 days after date of shipment. Center shall pay interest on all past due balances at a rate of one percent per month.

         4.7 All calculations required pursuant to this Article 4 shall be performed by STI, shall be to the nearest penny and shall be subject to review by Center. In the absence of manifest error, such calculations shall be conclusive and binding for all purposes of this Agreement.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

         4.8 The parties agree to examine the cost and feasibility of providing insurance coverage for Center under STI's insurance policies.

                                   ARTICLE 5

         5.1 Center agrees to order not less than 929,652 units of Regular Products for delivery during 1996. Thereafter during the Term, Center shall order for delivery and receipt during each calendar year not less than the number of units of Regular Products determined as follows: (i) in 1997, 55 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years; (ii) in 1998, 54 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years;
(iii) in 1999, 53 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years; and (iv) in 2000 and thereafter, 52.5 percent of the total number of units of Regular Products ordered for delivery and receipt during the two immediately preceding calendar years.

         5.2 In the event that Center does not order for delivery during any calendar year the minimum quantities determined pursuant to Section 5.1, STI may terminate Center's exclusive right to distribute and sell the Products as provided in Section 2.1, provided that STI notifies Center in writing of its intention to do so within 30 days following the close of the applicable period. STI may terminate this Agreement in the event that Center does not order for delivery during any calendar year 50 percent of the minimum quantities determined pursuant to Section 5.1, provided that STI notifies Center in writing of its intention to do so within 30 days following the close of the applicable period. STI's failure to so notify Center within such periods shall be deemed a waiver of its right to do so for such years, but shall not be deemed a waiver of its right to terminate this Agreement or exclusive territories, as applicable, for Center's failure to order the minimum quantities during any subsequent years.

         5.3 In the event that the exclusive right to distribute and sell the Products is terminated pursuant to Section 5.2 (and this Agreement has not otherwise been terminated), STI shall permit Center to distribute and sell the Products to Center on a non-exclusive basis at such prices as STI shall determine consistent with prices charged by STI for comparable quantities of products in comparable markets.

         5.4 In the event of any termination of this Agreement (whether pursuant to Section 5.2 or otherwise), (a) Center shall take delivery of and pay for all undelivered finished goods manufactured pursuant to firm purchase orders previously provided from Center; and (b) to the extent not duplicative with the preceding clause (a), Center shall pay to STI an amount equal to the sum of (i) STI's cost, taking into account items of material, labor and overhead theretofore incurred, purchased or ordered by STI pursuant to any firm purchase orders provided prior to such date, and (ii) the Insurance Cost then in effect multiplied by the excess of the number of units forecast for delivery during the period based on firm purchase orders with respect to which such Insurance Cost was calculated over the number of units delivered by STI during such period, such product to be reduced by the amount of any rebate of insurance premiums included in the Insurance Cost received by STI as a result of termination of this Agreement.

                                   ARTICLE 6

         All Products ordered by or for Center shall be identified on the label, package container and all product literature as the product of STI. These materials shall also bear the Center mark or logo. Any label to be affixed to the Products or to any package containing the Products which differs from the label in use on the date hereof is subject to STI's prior approval, which approval shall not be unreasonably withheld. The printing and affixing of such labels to the Products shall be done at STI's expense; provided, however, that Center shall bear the incremental expense of preparing and printing any labelling and secondary packaging required for sales of Product in any country other than the United States.

                                   ARTICLE 7

         7.1 In the event of infringement by any third party of any patents relating to the Products, STI may, in its discretion and at it own expense, take steps to prevent such infringement, including the bringing of an appropriate legal action, and shall retain for itself all recoveries therefrom. If STI refuses to bring a legal action within 90 days after notice from Center of an infringement, Center may bring a legal action at its cost and expense and retain for itself all recoveries therefrom.

         7.2 STI shall, at its expense, defend any suit instituted against Center and indemnify Center against any award of damages made against Center by a final judgment of a court of last resort based on a claim that the Products, or any of them, constitute an infringement or any patent or trademark other than the Center mark or logo (as to which Center shall defend any suit instituted against STI and indemnify STI against any such award).

                                   ARTICLE 8

         8.1 STI shall not be liable for, and Center assumes responsibility for, all personal injury and property damage resulting from the handling, possession, or use of the Products or the Epinephrine contained therein following delivery thereof to Center. In no event shall STI be liable for special, incidental or consequential damages, whether Center's claim is in contract, negligence, strict liability or otherwise. Center shall hold harmless, defend and indemnify STI, its officers, directors, agents and employees from and against any and all damages, claims, liabilities, demands, losses or expenses, including reasonable attorneys' fees, arising from or allegedly arising from the Products or the Epinephrine contained therein or any use thereof; provided that Center's agreement to hold harmless, defend and indemnify STI shall not be applicable to, and STI shall indemnify, hold harmless and defend Center from, any damage, claim, liability, demand, loss or expense, including reasonable attorneys' fees, which arises from or allegedly arises from the gross negligence or willful misconduct of STI in formulating, labeling, packaging or holding the Products or the Epinephrine contained therein or in otherwise performing its services hereunder.

         8.2 (a) STI shall defend, indemnify and hold harmless Center, its officers, directors, agents and employees from any damages (other than damages for lost profits), expenses and costs (including reasonable attorneys' fees) arising out of actions and proceedings brought by any United States federal, state or local governmental authority or any agency or instrumentality thereof against Center, its officers, directors, agents, and employees or against the Products by reason of any claim or finding by an said public authority that the Products were defective at the time of shipment.

                  (b) STI shall defend, indemnify and hold harmless Center, its officers, directors, agents and employees from any damages (other than damages for lost profits), expenses and costs (including reasonable attorneys'
fees) arising out of actions and proceedings brought by any foreign governmental authority or any agency or instrumentality thereof against Center, its officers, directors, agents, and employees or against the Products by reason of any claim or finding by an said public authority that the Products were defective at the time of shipment as a result of STI's gross negligence or willful misconduct.

         8.3 (a) Center shall defend, indemnify and hold harmless STI, its officers, directors, agents and employees, from any damages (other than damages for lost profits), expenses and costs arising out of actions and proceedings brought by any United States federal, state or local governmental authority or any agency or instrumentality thereof against STI, its officers, directors, agents and employees or against the Products by reason of any claims or findings by any said public authority relating to the Products, other than a claim or finding that there existed a defect in said Products at the time of shipment.

                  (b) Center shall defend, indemnify and hold harmless STI, its officers, directors, agents and employees, from any damages (other than damages for lost profits), expenses and costs arising out of actions and proceedings brought by any foreign governmental authority or any agency or instrumentality thereof against STI, its officers, directors, agents and employees or against the Products by reason of any claims or findings by any said public authority relating to the Products, other than a claim or finding that there existed a defect in said Products at the time of shipment as a result of STI's gross negligence or willful misconduct.

         8.4 In any case under this Agreement where one party has indemnified the other against any claim or legal action, indemnification shall be conditioned on compliance with the procedure outlined below. Provided that prompt notice is given of any claim or suit for which indemnification might be claimed, the indemnifying party promptly will defend, contest, or otherwise protect against any such claim or suit at its own cost and expense. The indemnified party may, but will not be obligated to, participate at its own expense in a defense thereof by counsel of its own choosing, but the indemnifying party shall be entitled to control the defense unless the indemnified party has relieved the indemnifying party from liability with respect to the particular matter. In the event the indemnifying party fails to defend, contest, or otherwise protect against any such claim or suit in a timely manner, the indemnified party may, but will not be obligated to, defend, contest, or otherwise protect against the same, and make any compromise or settlement thereof and recover the entire costs thereof from the indemnifying party, including reasonable attorneys' fees, disbursements and all amounts paid as a result of such claim or suit or the compromise or settlement thereof; provided, however, that if the indemnifying party undertakes the defense of such matter, the indemnified party shall not be entitled to recover from the indemnifying party for its costs incurred in the defense thereof other than the reasonable costs of investigation undertaken by the indemnified party and reasonable costs of providing assistance. The indemnified party shall cooperate and provide such assistance as the indemnifying party may reasonably request in connection with the defense of the matter subject to indemnification.

                                   ARTICLE 9

         Neither party to this Agreement shall disclose to any third party or commercially use any confidential concepts, information and knowledge concerning the business and products of the other party which it may come to know in dealing with the other party pursuant to the terms of this Agreement, provided that such obligation shall not apply to concepts, information and knowledge:

         1) which were already known at the time of receipt from the other party;

         2) which are subsequently acquired from sources under no obligation of secrecy to the other party; and

         3) which are at the time of receipt from the other party or thereafter become part of the public domain through no fault of the party receiving such information.

                                  ARTICLE 10

         10.1 In the event Center shall be in arrears in payments pursuant to this Agreement for a period of 60 days after the due date thereof, STI shall have the right to terminate this Agreement upon giving Center 60 days' written notice, such termination to be effective at the end of such 60-day period unless Center shall have paid the arrearages due within such time.

         10.2 In the event STI is unable to supply all or any part of Center's orders within six months from the date such orders would otherwise be due to be delivered to Center by virtue of any governmental action or final injunctive decree brought or issued for any reason, Center may terminate this Agreement.

         10.3 In the event STI permanently discontinues its business of producing the Products for any reason, voluntary or involuntary, STI may terminate this Agreement without liability to Center by giving not less than six months prior written notice to Center. STI agrees that in the event it delivers such notice, it will, upon Center's request delivered within 30 days thereafter, use its best efforts to assist Center in establishing an alternative source for the Product on terms mutually agreeable to STI and Center.

         10.4 Either party shall have the right to terminate this Agreement if the other materially breaches any of the material provisions of this Agreement, provided that the terminating party gives the other party written notice of such termination and a 30-day period from the receipt of said notice to cure said breach. For purposes of this Section 10.4, Section 3.7 shall not be considered a material provision.

         10.5 Any election to terminate the Agreement pursuant to the provisions of this Article shall affect neither party's available remedies at law or in equity or as otherwise provided herein.

         10.6 Under no circumstances shall termination of this Agreement under this Article 10 or otherwise relieve the parties of their respective obligations to make any payments due under this Agreement. The provisions of
Section 5.4 and Articles 7, 8, 9, 11 and 16 shall survive any such termination of this Agreement.

                                  ARTICLE 11

         The rights and obligations of the parties under this Agreement shall be construed under, and governed by the substantive laws, but not the rules relating to the choice of law, of the State of New York. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration, in accordance with the Rules of the American Arbitration Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

                                  ARTICLE 12

         This Agreement shall not be assignable by EM or Center without the prior written consent of STI, except (a) by Center to the parent of EM or to a wholly owned subsidiary of EM or of such parent; or (b) by Center to another corporation in connection with the sale to such corporation of substantially all of the assets of EM as a going concern or in connection with a merger or consolidation of Center into or with such corporation, provided that upon any such sale of assets, merger or consolidation, the assignee or successor corporation shall, as a condition to such transaction, expressly assume in writing the obligations of Center hereunder.

                                  ARTICLE 13

         This Agreement is subject to force majeure and failure to perform any part hereof shall not subject any party to any liability to the other or be a cause for termination of this Agreement if such failure is caused by a strike (whether or not the demands of employees involved are reasonable and within the party's power to concede), accident, act of God or the public enemy, weather conditions, default by supplier either in late delivery or delivery of defective goods, or other circumstances of like or different character which are reasonably beyond the control of the party failing to perform.

                                  ARTICLE 14

         Unless previously terminated pursuant to Section 3.4, Section 5.2 or
Article 10, this Agreement shall be for an initial term ending December 31, 2010. Thereafter, this Agreement shall renew automatically for successive two-year terms unless either party shall have provided a notice of termination not less than one year in advance of the original expiration date or of the expiration date of any renewal term.

                                  ARTICLE 15

         STI and Center hereby undertake to exchange and to keep the other currently informed of all market information pertaining to the Products which may be developed or available to the other.

                                  ARTICLE 16

         16.1 This Agreement may be executed in any two counterparts, which are in all respects similar and each of which shall be deemed to be complete in itself so that any one may be introduced in evidence or used for any other purpose without the production of the other counterpart.

         16.2 Any and all notices hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, or by overnight express service, addressed to the parties hereto as follows:

         If to STI:

         Survival Technology, Inc.
         2275 Research Boulevard
         Rockville, Maryland 20850
         Attention: President

         If to Center:

         Center Laboratories
         35 Channel Drive
         Port Washington, New York 11050
         Attention: President

         16.3 This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto, written or oral, other than the agreements between the parties relating to the EpiPen trademark and those agreements attached hereto as Exhibit H. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                                  SURVIVAL TECHNOLOGY, INC.


/s/ Illegible                               By  /s/ Mark D. Ruby
-------------------------------             -----------------------------



ATTEST:                                  CENTER LABORATORIES, A
                                         DIVISION AND ON BEHALF OF EM
                                         INDUSTRIES, INC.


/s/ Arlene S. Mellina                       By /s/ Alan Pernick
-------------------------------             -----------------------------

                               LIST OF EXHIBITS


Exhibit A             EPI E-Z Pen Product Specifications

Exhibit B             EPI E-Z Pen Jr. Product Specifications

Exhibit C             EPI E-Z Pen Trainer Product Specifications

Exhibit D             EPI Pen Product Specifications

Exhibit E             EPI Pen Jr. Product Specifications

Exhibit F             EPI Pen Trainer Product Specifications

Exhibit G             Pricing Schedule

Exhibit H             Letters of Agreement

Exhibit I             Testing Protocol

                                   EXHIBIT A


                     EPI E - Z PEN PRODUCT SPECIFICATIONS

                                   Exhibit A
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPI EZPEN(R) AUTO-INJECTOR


------------------------------------------------------------------------------
Epi EZPen                                                Epinephrine Injection
                                                          1:1,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.   Wrong or missing component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionally; precludes use).
3.   Chip in glass (does not jeopardize functionally or sterility).
4.   Other (must meed definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit A
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPI EZPEN(R) AUTO-INJECTOR

TEST - MAJOR DEFECTS                                          LIMITS - AQL  *

1. Visual (unmagnified) particulate contamination in solution (using white/black background).
2.   Other (must meet definition of "Major").


             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1.   Extended needle length less than  *   or greater than  *  .
2.   Gross injection of foreign material.
3.   Slow dispensing time (greater than  * seconds).
4.   Delivered volume is less than  *      or greater than  *     .**
5.   Leakage.
6.   Injector self-activates during arming.
7.   Missing component renders the unit non-functional.
8.   Fails functionality test (unable to remove safety cap or expel contents).
9.   Other (must meet definition of "Critical").

     ** Regardless of ML-STD


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Delivered volume not within specification ( * ).
2.   Extended needle length not within limits ( * ).
3.   Nose cone loose or not properly seated.
4.   Slow dispensing time; greater than * but less than  * seconds.
5.   Other (must meet definition of "Major").
6.   Activation force less than * lbs. or greater than * lbs.
7.   Gross hook or burr. Reversed needles or missing needle point.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit A
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPI EZPEN(R) AUTO-INJECTOR


TEST - MINOR DEFECTS                                         LIMITS - AQL  *

1.   Difficult to arm.
2.   Other (must meet definition of "Minor").


            TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector label.
2.   Incorrect product component/label (product mix-up).
3.   Wrong color of safe pincap or nose cone.
4.   Injector label oriented in opposite direction.
5.   Non-coapted plunger/barb.
6.   Missing component, renders the unit non-functional.
7.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Nose cone loose or not properly seated.
2.   Smearable, removable label markings (including imprinting).
3.   Poor label adhesion.
4.   Cap is not secure on tube.
5.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS                                          LIMITS - AQL  *

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber greater than            *     .
4.   Incorrect orientation of injectors inside product tube.
5.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 3 of 5

                                   Exhibit A
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPI EZPEN(R) AUTO-INJECTOR


               TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                       LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.   Incorrect product component (product mix-up).
3.   Patient insert, physician outsert, or business reply card missing.
4.   Missing component, renders the unit non-functional.
5.   Other (must meet definition of "Critical").


TEST - CRITICAL DEFECTS (12 Pack Tray)                       LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.
2.   Incorrect 12 pack tray.
3.   Other (must meet definition of "Critical").


TEST - CRITICAL DEFECTS (Shipper)                            LIMITS - AQL  *

1. Incorrect, missing or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.   Incorrect shipper.
3.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS (Blister Tray)                          LIMITS - AQL  *

1.   Smearable, removable lid stock marking.
2.   Lidstock print reversed.
3.   Defective tray.
4.   Incomplete seal of blister tray.
5.   Other (must meet definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit A
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPI EZPEN(R) AUTO-INJECTOR


TEST - MINOR DEFECTS (Blister Tray)                           LIMITS - AQL  *

1.   Incorrect orientation of injector/product tube in blister tray.
2.   Poor workmanship.
3.   Other (must meet definition of "Minor").


TEST - MINOR DEFECTS (12 Pack Tray)                           LIMITS - AQL  *

1.   Incorrect orientation of blister tray in 12 pack tray.
2.   Other (must meet definition of "Minor").


TEST - MINOR DEFECTS (Shipper)                                LIMITS - AQL  *

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing same direction).
2.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 5 of 5

FP-S-A                    FINISHED PRODUCT SPECIFICATION

------------------------------------------------------------------------------
                              Title: EpiE-ZPen(R)
                         Epinephrine Injection, 1:1000
                                 0.3 mL / Dose
------------------------------------------------------------------------------

TEST                          METHOD          SPECIFICATION
----                          ------          -------------

Epinephrine Assay             RDL - 173              *

pH                            current USP            *

Identification                current USP            *

Total Acidity                 current USP            *

Sodium Metabisulfite          RDL - 156              *

Particulate Matter            RDL - 169              *

Color and Clarity             current USP            *

Sterility                     DP-MS 406.0            *

Bacterial Endotoxin Content   DP-MS 503.0            *

Activation Force              DP-QC 394.1            *

Volume Dispensed              DP-QC 394.1            *

Dispensing Time               DP-QC 394.1            *

Exposed Needle Length         DP-QC 331.0            *

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT B

                    EPI E-Z PEN JR. PRODUCT SPECIFICATIONS

                                   Exhibit B
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                         EPI EZPEN JR.(R)AUTO-INJECTOR


------------------------------------------------------------------------------
Epi EZPen Jr.                                            Epinephrine Injection
                                                          1:2,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.   Wrong or missing component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionality; precludes use).
3.   Chip in glass (does not jeopardize functionality or sterility).
4.   Other (must meed definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 1 of 5

                                   Exhibit B
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                         EPI EZPEN JR(R) AUTO-INJECTOR


TEST - MAJOR DEFECTS                                          LIMITS - AQL  *

1. Visual (unmagnified) particulate contamination in solution (using white/black background).
2.   Other (must meet definition of "Major").


             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1.   Extended needle length less than   *   or greater than   *  .
2.   Gross injection of foreign material.
3.   Slow dispensing time (greater than  * seconds).
4.   Delivered volume is less than    *    or greater than    *   .**
5.   Leakage.
6.   Injector self-activates during arming.
7.   Missing component renders the unit non-functional.
8.   Fails functionality test (unable to remove safety cap or expel contents).
9.   Other (must meet definition of "Critical").

     **  Regardless of ML-STD


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Delivered volume not within specification (       *      ).
2.   Extended needle length not within limits (       *      ).
3.   Nose cone loose or not properly seated.
4.   Slow dispensing time; greater than * but less than  * seconds.
5.   Other (must meet definition of "Major").
6.   Activation force less than * lbs. or greater than * lbs.
7.   Gross hook or burr. Reversed needles or missing needle point.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 2 of 5

                                   Exhibit B
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                         EPI EZPEN JR(R) AUTO-INJECTOR

TEST - MINOR DEFECTS                                          LIMITS - AQL  *

1.   Difficult to arm.
2.   Other (must meet definition of "Minor").


            TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong nose cone.
4.   Injector label oriented in opposite direction.
5.   Non-coapted plunger/barb.
6.   Missing component, renders the unit non-functional.
7.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Nose cone loose or not properly seated.
2.   Smearable, removable label markings (including imprinting).
3.   Poor label adhesion.
4.   Cap is not secure on tube.
5.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS                                          LIMITS - AQL  *

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber (greater than)   *        .
4.   Incorrect orientation of injectors inside product tube.
5.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 3 of 5

                                   Exhibit B
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                         EPI EZPEN JR(R) AUTO-INJECTOR

               TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                       LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.   Incorrect product component (product mix-up).
3.   Patent insert, physician outsert, or business reply card missing.
4.   Missing component, renders the unit non-functional.
5.   Other (must meet definition of "Critical").


TEST - CRITICAL DEFECTS (12 Pack Tray)                       LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.
2.   Incorrect 12 pack tray.
3.   Other (must meet definition of "Critical").


TEST - CRITICAL DEFECTS (Shipper)                            LIMITS - AQL  *

1. Incorrect, missing or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.   Incorrect shipper.
3.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS (Blister Tray)                          LIMITS - AQL  *

1.   Smearable, removable lid stock marking.
2.   Lidstock print reversed.
3.   Defective tray.
4.   Incomplete seal of blister tray.
5.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS (Blister Tray)                           LIMITS - AQL  *

1.   Incorrect orientation of injector/product tube in blister tray.
2.   Poor workmanship.
3.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 4 of 5

                                   Exhibit B
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                         EPI EZPEN JR(R) AUTO-INJECTOR


TEST - MINOR DEFECTS (12 Pack Tray)                           LIMITS - AQL  *

1.   Incorrect orientation of blister tray in 12 pack tray.
2.   Other (must meet definition of "Minor")


TEST - MINOR DEFECTS (Shipper)                                LIMITS - AQL  *

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing same direction).
2.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-R-A                    FINISHED PRODUCT SPECIFICATION

------------------------------------------------------------------------------
                            Title: EpiE-ZPen(R) Jr.
                         Epinephrine Injection, 1:2000
                                 0.3 mL / Dose
------------------------------------------------------------------------------


TEST                            METHOD           SPECIFICATION
----                            ------           -------------

Epinephrine Assay               RDL - 173               *

pH                              current USP             *

Identification                  current USP             *

Total Acidity                   current USP             *

Sodium Metabisulfite            RDL - 156               *

Particulate Matter              RDL - 169               *

Color and Clarity               current USP             *

Sterility                       DP-MS 406.0             *

Bacterial Endotoxin Content     DP-MS 503.0             *

Activation Force                DP-QC 394.1             *

Volume Dispensed                DP-QC 394.1             *

Dispensing Time                 DP-QC 394.1             *

Exposed Needle Length           DP-QC 331.0             *


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT C

                  EPI E-Z PEN TRAINER PRODUCT SPECIFICATIONS

                                   Exhibit C
                                   June,1996

                         STI(R) PRODUCT SPECIFICATIONS
                             EPI EZPEN(R) TRAINER


                                    LIMITS

1. Cap cannot be removed unless the clip is aligned with one of the black dots.
2.   Unit is capable of being activated with prod extension.
3.   Push button does not fall out when inverted.
4. Durability: Rub label with finger using moderate pressure. Text should not become smeared or illegible.
5.   Label has sufficient overlap, but does not hide text.

                                   EXHIBIT D

                        EPI PEN PRODUCT SPECIFICATIONS

                                   Exhibit D
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                            EPIPEN(R) AUTO-INJECTOR

------------------------------------------------------------------------------
Epipen                                                   Epinephrine Injection
                                                         1:1,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.   Wrong or missing component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionality; precludes use).
3.   Chip in glass (does not jeopardize functionality or sterility).
4.   Other (must meet definition of "Major").


TEST - MAJOR DEFECTS                                          LIMITS - AQL  *

1. Visual (unmagnified) particulate matter in solution (using white/black background).
2.   Other (must meet the definition of "major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                    Page 1 of 4

                                  Exhibit D
                                  June, 1996
                        STI(R) PRODUCT SPECIFICATIONS
                           EPIPEN(R) AUTO-INJECTOR


TEST - CRITICAL DEFECTS                                      LIMITS - AQL *

1.   Extended needle length less than * or greater than *.
2.   Gross injection of foreign material.
3.   Short outer tube separates from long outer tube on activation.
4.   Slow dispensing time (greater than * seconds).
5.   Delivered volume is less than *   or greater than *.**
6.   Leakage (not obvious prior to use).
7.   Injector self-activates during arming.
8.   Missing component renders the unit non-functional.
9.   Fails functionality test (unable to arm injector or expel contents).
10.  Other (must meet definition of "Critical").

     **    Regardless of MIL-STD

TEST - MAJOR DEFECTS                                         LIMITS - AQL *

1.   Delivered volume not within specification (  *  ).
2.   Activation force less than * lbs. or greater than * lbs.
3.   Extended needle length not within limits (  *  ).
4.   Gross hook, burr or no point on needle.
5.   Nose cone loose or not properly seated.
6.   Slow dispensing time; greater than * but less than * seconds.
7.   Other (must meet definition of "Major").


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                  Exhibit D
                                  June, 1996
                        STI(R) PRODUCT SPECIFICATIONS
                           EPIPEN(R) AUTO-INJECTOR


TEST - MINOR DEFECTS                                         LIMITS - AQL *

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.   Difficult to arm.
2.   Other (must meet definition of "minor").

              TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong nose cone.
4.   Injector label oriented in opposite direction.
5.   Patient and/or physician insert missing in carton.
6.   Non-coapted spacer/plunger. (Spacer to be fully threaded to plunger.)
7.   Missing component, renders the unit non-functional.
8.   Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS                                LIMITS - AQL *(tray)

1. Incorrect product name, potency/strength, volume/contents, lot number or expiration date on injector tray, missing or illegible lot number.
2.   Incorrect tray.

TEST - CRITICAL DEFECTS                             LIMITS - AQL *(shipper)

1. Incorrect product name, potency/strength, volume/contents, lot number or expiration date on injector shipper, missing or illegible lot number.
2.   Incorrect shipper.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit D
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                            EPIPEN(R) AUTO-INJECTOR


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Incorrect text other than product label.
2.   Nose cone loose or not properly seated.
3.   Smearable, removable label markings (including imprinting).
4.   Poor label adhesion.
5. Plug cap is not secure on tube. (Cap is able to be removed when tube is placed upside down and shaken.)
6.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS                                          LIMITS - AQL  *

1.   Label not on straight
2.   Poor workmanship.
3.   Particle or fiber greater than   *       .
4.   Incorrect orientation of injectors inside tubes, (should be tip down).
5.   Other (must meet definition of "minor").


TEST - MINOR DEFECTS                             LIMITS - AQL   *  (innertray)

1.   Incorrect packaging of inner tray (cartons facing same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).


TEST - MINOR DEFECTS                                LIMITS - AQL  *  (shipper)

1. Incorrect orientation of inner trays in shipper. (Print will be visible from the front of shipper.)
2.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                               Title: EpiPen(R)
                         Epinephrine Injection, 1:1000
                                 0.3 mL / Dose

TEST                          METHOD          SPECIFICATION
----                          ------          -------------

Epinephrine Assay             RDL - 173               *

pH                            current USP             *

Identification                current USP             *

Total Acidity                 current USP             *

Sodium Metabisulfite          RDL - 156               *

Particulate Matter            RDL - 169               *

Color and Clarity             current USP             *

Sterility                     DP-MS 406.0             *

Bacterial Endotoxin Content   DP-MS 503.0             *

Activation Force              DP-QC 394.1             *

Volume Dispensed              DP-QC 394.1             *

Dispensing Time               DP-QC 394.1             *

Exposed Needle Length         DP-QC 331.0             *


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT E

                      EPI PEN JR. PRODUCT SPECIFICATIONS

                                   Exhibit E
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPIPEN JR(R) AUTO-INJECTOR

------------------------------------------------------------------------------
Epipen Jr.                                               Epinephrine Injection
                                                         1:2,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.   Crack in glass (jeopardizes functionality or sterility).
2.   Any visual indication of contamination/degradation of solution.
3.   Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.   Wrong or missing component - renders the unit non-functional.
5.   Other (must meet definition of "Critical").


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.   Leakage (obvious prior to use).
2.   Loose hub (jeopardizes functionality; precludes use).
3.   Chip in glass (does not jeopardize functionality or sterility).
4.   Other (must meet definition of "Major").


TEST - MAJOR DEFECTS                                          LIMITS - AQL  *

1. Visual (unmagnified) particulate matter in solution (using white/black background).
2.   Other (must meet the definition of "major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 1 of 4

                                   Exhibit E
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPIPEN JR(R) AUTO-INJECTOR


             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1.   Extended needle length less than   *   or greater than   *  .
2.   Gross injection of foreign material.
3.   Short outer tube separates from long outer tube on activation.
4.   Slow dispensing time (greater than  * seconds).
5.   Delivered volume is less than    *    or greater than    *   .**
6.   Leakage (not obvious prior to use).
7.   Injector self-activates during arming.
8.   Missing component renders the unit non-functional.
9.   Fails functionality test (unable to arm injector or expel contents).
10.  Other (must meet definition of "Critical").

     ** Regardless of MIL-STD


TEST - MAJOR DEFECTS                                         LIMITS - AQL   *

1.   Delivered volume not within specification (       *      ).
2.   Activation force less than * lbs. or greater than * lbs.
3.   Extended needle length not within limits (      *     ).
4.   Gross hook, burr or no point on needle.
5.   Nose cone loose or not properly seated.
6.   Slow dispensing time; greater than *  but less than   *  seconds.
7.   Other (must meet definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 2 of 4

                                   Exhibit E
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPIPEN JR(R) AUTO-INJECTOR


TEST - MINOR DEFECTS                                          LIMITS - AQL  *

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.   Difficult to arm.
2.   Other (must meet the definition of "Minor").


               TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.   Incorrect product component/label (product mix-up).
3.   Wrong or nose cone.
4.   Injector label oriented in opposite direction.
5.   Patient and/or physician insert missing in carton.
6.   Non-coapted spacer/plunger. (Spacer to be fully threaded to plunger.)
7.   Missing component, renders the unit non-functional.
8.   Missing hub adapter.
9.   Other (must meet definition of "Critical").


TEST - CRITICAL DEFECTS                               LIMITS - AQL  *   (tray)

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector tray.
2.   Incorrect tray.


TEST - CRITICAL DEFECTS                            LIMITS - AQL  *   (shipper)

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.   Incorrect shipper.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 3 of 4

                                   Exhibit E
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                          EPIPEN JR(R) AUTO-INJECTOR


                        TEST: FINAL PRODUCT INSPECTION

TEST - MAJOR DEFECTS                                         LIMITS - AQL  *

1.   Incorrect text other than product label.
2.   Nose cone loose or not properly seated.
3.   Smearable, removable label markings (including imprinting).
4.   Poor label adhesion.
5. Plug cap is not secure on tube. (Cap is able to be removed when tube is placed upside down and shaken.)
6.   Cracked or not fully seated hub adapter.
7.   Other (must meet definition of "Major").


TEST - MINOR DEFECTS                                          LIMITS - AQL  *

1.   Label not on straight.
2.   Poor workmanship.
3.   Particle or fiber less than   *           .
4.   Incorrect orientation of injectors inside tubes, (should be tip down).
5.   Other (must meet the definition of "minor").


TEST - MINOR DEFECTS                             LIMITS - AQL   *  (innertray)

1.   Incorrect packaging of inner tray (cartons facing same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).

TEST - MINOR DEFECTS                                LIMITS - AQL  *  (shipper)

1. Incorrect orientation of inner trays in shipper. (Print will be visible from the front of shipper.)
2.   Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-R-X                    FINISHED PRODUCT SPECIFICATION

------------------------------------------------------------------------------
                             Title: EpiPen(R) Jr.
                         Epinephrine Injection, 1:2000
                                 0.3 mL / Dose
------------------------------------------------------------------------------


TEST                          METHOD          SPECIFICATION
----                          ------          -------------

Epinephrine Assay             RDL - 173               *

pH                            current USP             *

Identification                current USP             *

Total Acidity                 current USP             *

Sodium Metabisulfite          RDL - 156               *

Particulate Matter            RDL - 169               *

Color and Clarity             current USP             *

Sterility                     DP-MS 406.0             *

Bacterial Endotoxin Content   DP-MS 503.0             *

Activation Force              DP-QC 394.1             *

Volume Dispensed              DP-QC 394.1             *

Dispensing Time               DP-QC 394.1             *

Exposed Needle Length         DP-QC 331.0             *


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT F

                    EPI PEN TRAINER PRODUCT SPECIFICATIONS

                                   Exhibit F
                                  June, 1996

                         STI(R) PRODUCT SPECIFICATIONS
                            EPIPEN(R) CLICK TRAINER


                                    LIMITS

1.   Assembly will successfully activate and recock.

2.   Assembly simulates activation, with audible click.

3. The front end or tip of the assembly will be black, the safe pin will be gray. The safe pin will be intact.

4. The assembly will include the proper label, with correct and legible printing.

5. Units will be completely and properly manufactured, without damage to the assembly.

6. The label will be unaffected and shall remain entirely adherent when rubbed with moderate pressure.

                                   EXHIBIT G

                               PRICING SCHEDULE

                                   EXHIBIT G
                               PRICING SCHEDULE


CALENDAR YEAR 1996 PRICING


          U.S. LABELLING (per unit)                        NON-U.S. LABELLING (per unit)(2)
------------------------------------------------       ----------------------------------------
BATCH SIZES               *               *                *               *              *

EpiPen                 $  *               N/A            $ *             $ *             N/A

EpiPen Jr.             $  *               N/A            $ *             $ *            $ *

Epi E-Z Pen           $  *   (*)          N/A             TBD              TBD           TBD

Epi E-Z Pen Jr.       $  *   (*)       $  *   (*)         TBD              TBD           TBD


(1)  Reflects $  *   per unit premium over the current EpiPen/EpiPen Jr. price
     which will be applied to the first     *     Epi E-Z Pen and Epi E-Z Pen
     Jr. auto-injectors delivered to Center,subject to paragraph 2 below.

(2)  As provided in Article 6 of the Agreement.


ADDITIONAL PRICING PRINCIPLES

1. The price per unit for Products sold for * shall be $ * per unit for the one year period after the commitment to launch in the United States (provided this occurs in 1996). The price of * in years thereafter shall be * percent of the applicable price for sales to Center.
     * shall not be considered sales for purposes of the calculation of minimum sales of Regular Products provided in Section 5.1 of the Agreement.

2. In the event that Center shall have entered into an agreement providing for the services of a co-marketer, at the end of each year in which sales to Center shall have exceeded the applicable minimums set forth in
     Section 5.1 (excluding * in each case), Center shall be entitled to rebate of * percent of the amount of all sales (excluding *) in excess of such applicable minimums. In the event that through the date of
     such payment, STI shall have not received and aggregate of $   *
     from the $  *   per unit premium on Epi E-Z Pen Jr. Products noted in
     footnote 1 above, STI may reduce such payment up to the difference
     between $   *    and the aggregate amount of premiums received and the
     number of additional delivered Products on which such premium may be charged may be reduced accordingly.

3. As provided in that January 11, 1996 letter agreement between STI and Center appearing in Exhibit H to the Agreement, Center shall receive a
     credit of $ *   per unit on shipments of Epi E-Z Pen and Epi E-Z Pen Jr.,
     after September 1, 1996, up to an aggregate of $   *   .

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT H

                             LETTERS OF AGREEMENT

[LOGO]

October 25, 1994

Mr. Alan Pernick, President
Center Laboratories, Inc.
35 Channel Drive
Port Washington, New York  11050

Dear Alan:

Thank you for the help in moving the packaging and labeling along for the EPI EZ Pen. I anxiously await the launch of the new generation EpiPen(R) product. With an eye to the future, I am proposing the following development program
for Epinephrine in the    *     Auto-Injector with           *              .
Phase I will be scheduled to begin immediately after the execution of this letter agreement.

PHASE 1: FEASIBILITY                    $89,842

The objective of this phase is to evaluate the feasibility to improve the stability of Epinephrine solution in dental cartridges via changes in formulation, filling process, and/or drug container closure system. The following activities are planned:

1.   Formulation Evaluation: The studies include evaluation of Epinephrine
     coverage and       *         on solution stability.
2.   Processing Parameter Evaluation: The objective of this evaluation is to
     protect the product from                *
     utilizing barrier technology. In addition,              *
     will be explored.
3.   Container Closure Evaluation: Since we are focused on          *
     for the new generation EpiPen(R) lines, we will evaluate a
     potentially better      *         than the current       *     . We will
     evaluate both              *               formulations.

All these screening formulations will be placed on short-term (three month) accelerated stability trials. The results will be compared with the current EpiPen(R) product stability before a final formulation and process is selected.

                      * will be required to complete these studies and will be acquired at STI's expense.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

[LOGO]

Alan Pernick
Page Two

PHASE II:  SCALE-UP FOR SUBMISSION PHASE         $178,937 for each product
                                                 (EpiPen(R) Senior and
                                                 EpiPen(R) Junior)

After a feasible Epinephrine formulation and filling process is identified, we will move forward to the scale-up phase. During this phase, three formal stability batches will be required for each strength (total of six batches). These batches will be filled at STI's St. Louis manufacturing facility using production equipment. The batch size for these stability batches must be at least 10% of the projected commercial batch size.

We will manufacture these stability batches           *
         filling equipment that is             *          . The assumption
underlying the above cost proposal is that STI will assure that all validation required to support this production scale-up be performed at STI's expense. Center will be responsible for the actual cost of the six stability/submission batches (three for EpiPen(R) Junior and three for EpiPen(R) Senior) and related stability testing. The recommended batch size is 8,000 units.

The total cost of both products (EpiPen(R) Senior and Junior) for Phases I and II amounts to $447,716. There are no costs associated with the development of
the new     *     . The terms of this proposal require Center to pay STI a
non-refundable down payment equal to 50% of the proposal cost upon initiation of each phase with the remaining balance to be paid upon completion of said phase. Please be advised that an additional phase, Process Validation, will be required before introducing the products to market.

The timeline for Phase I will be 3-5 months including time required for accelerated stability; Phase II would begin within two months after a suitable formulation and filling process is identified. Submission of an application to the FDA will occur 15 months after completion of stability batch manufacture assuming that we file with 12 months real time stability data.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

[LOGO]

Alan Pernick
Page Three

Please be assured that this project will receive preferred customer status due to the importance that it represents to both Center and STI. EpiPen(R) is viewed by STI as its "franchise" product. Upon agreement to the terms and conditions outlined in this proposal, please sign below and return to my attention. Again, many thanks for your courteous help.

Sincerely,


/s/ Frank J. Massino
----------------------------
Frank J. Massino
Executive Director
Commercial Development



APPROVED  November 18, 1994
          ------------------


By: /s/ Alan Pernick
   -------------------------
    Alan Pernick, President

bcc:     J. Church         K. Austin
         C. D'Erasmo       T. Handel
         P. Gallagher      T. Lee
         J. Miller

[LOGO]

Mr. Chris Lo Sardo                                          Ref. No.: FJM95017
March 31, 1995

It is important that we begin this project immediately as real time is the note limiting factor. Please sign below and return one copy to my attention. Thank you for your cooperation.

Respectfully,


/s/ Frank J. Massino
-----------------------
Frank J. Massino
Executive Director
Commercial Development


-----------------------                          ------------------------
Chris Lo Sardo                                        Dated

cc:

K. Austin       A. Pernick, Center Laboratories
J. Church
T. Lee
J. Miller
G. Wickes
J. Wilmot

[LOGO]

January 11, 1996

Mr. Alan Pernick
Center Laboratories
35 Channel Drive
Port Washington, New York  11050

Dear Alan:

This letter will serve to document our discussions regarding the EpiE-ZPen cost reduction program:

o    Center Laboratories ("Center") has agreed to advance $   *    in the form
     of a non-interest bearing loan to Survival Technology, Inc. (STI) to reduce the cost of manufacturing the EpiE-ZPen auto-injector.

o    The proceeds will be used for the following purposes:

     -    High Speed Filling Equipment (Change parts for new        *
          filling machine)

     -    Automation of the final packaging operations

     -    New mold for EPiE-ZPen training device.

          These additions will require six (6) months for installation and validation from the date monies are advanced to STI.

o    The loan of $   *    will be repaid to Center through a $    *     credit
     on all deliveries of EpiE-ZPen after the capital improvements are in service and validated. Repayment of this loan will commence with EpiE-ZPen shipments delivered after September 1, 1996.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

[LOGO]

Alan Pernick                                                  January 11, 1996
Center Laboratories                                            Page Two of Two

o If STI is unable to deliver the new EpiE-ZPen for any reason or the EpiE-ZPen proves unmarketable despite Center Laboratories' best efforts,
     the $    *     credit to repay the $   *    loan will be made against
     deliveries of EpiPen on a monthly basis not to exceed $  *    per month.

If this accurately reflects our discussions, please acknowledge your agreement by signing below.

Very truly yours,


/s/ James H. Miller
------------------------
James H. Miller
President and CEO



ACKNOWLEDGED AND AGREED

By: /s/ Alan Pernick                  Title: President
    -------------------------                --------------------------

Date:  1/21/96
      -----------------------

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   EXHIBIT I


                               TESTING PROTOCOL

[LOGO]

Exhibit I

          TESTING OF EPIPEN(R) PRODUCTS BY INTERNATIONAL DISTRIBUTORS

         To maintain consistency in the testing of Epipen(R) and EpiEZ Pen products by our international distributors, the following guidelines must be applied regarding sample preparation, test methodology and appropriate test limits. Inclusion of these requirements in a contract format is the appropriate vehicle for clarification.

o ANALYTICAL TESTING. A list of tests required by the international distributor/regulatory agency must be supplied to STI(R) for official notification. STI will then supply the distributor with STI approved departmental procedures for conducting the tests. Revisions to the methods, when applicable, will be forwarded to the distributor to maintain testing consistency with STI. Only STI approved analytical methods may be used to test the final product.

     FDA approved shelf life specifications will be provided to the distributor for verification of product potency. Product release specifications are only applicable when the final product is released for sale by STI. After that date, shelf life specifications are to be used by the distributor to verify product potency.

o MICROBIOLOGICAL TESTING. USP sterility testing is performed by STI for product release and is therefore deemed the official result. Due to aseptic technique sensitivity in performing the sterility test and issues associated with product handling in an autoinjector configuration, further sterility testing by the distributor is not recommended.

     In the event of an international regulatory requirement for additional sterility testing, basic unit samples representing the beginning, middle and end of the batch production run will be sent to the distributor for sterility testing. STI approved methods for conducting the USP sterility test will be provided to the distributor and must be followed. USP sterility testing of STI products may only be performed utilizing barrier technology or the Millipore Steritest System.

Epipen(R) Test Specifications
Page 2

     (Microbiological Testing continued)

     Should the international regulatory requirement specify sampling from the distributed batch to perform additional sterility testing, autoinjector samples will be sent to STI for disassembly. Basic unit samples will then be sent to a STI approved testing laboratory for USP sterility testing as outlined above.

     Testing for bacterial endotoxin by the distributor must be conducted per USP requirements, utilizing the gel-clot or turbidimetric LAL test. STI will provide the distributor with test requirements for proper sample dilution and minimum lysate sensitivity.

o PHYSICAL TESTING. Autoinjector functionality testing may only be performed utilizing STI approved testing procedures and test equipment. Sampling and testing of assembled autoinjectors is performed by STI on every batch of distributed product. Should the distributors/regulatory agency require additional functional testing, equipment must be purchased from STI to conduct these tests. Operating procedures for proper performance of these tests will be provided by STI.

                                                                         ANNEX 4


                             DISTRIBUTOR AGREEMENT

This AGREEMENT made as of the 1st day of December, 1994, by and between ALK Laboratories, a Danish corporation, with its Principal office located at Boge Alle 10-12, Postbox 408, DK-2970 Horsholm, Denmark (hereafter called ALK) and the Center Laboratories division of EM Industries, Incorporated, a New York corporation, with its principal office located at 35 Channel Drive, Port Washington, NY 11050 (hereafter called CENTER).

         WHEREAS, CENTER is engaged in the business of manufacturing and distributing allergenic extracts and other prescription and non-prescription products for the treatment of allergy and asthma, including the exclusive distribution of certain epinephrine autoinjector products manufactured by Survival Technology, Inc. under the EpiPen(R) trademark ("EpiPen products") and;

         WHEREAS, ALK is engaged in the business of selling allergenic extracts and other prescription and non-prescription products to the allergy and asthma care market in Europe; and

         WHEREAS, CENTER desires to strengthen and expand its distribution of EpiPen products in the European market and ALK desires to market and distribute EpiPen products in the European market.

         NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants hereinafter expressed, the parties agree as follows:

                                   Article 1

CENTER hereby appoints ALK a distributor of its product(s) referred to in
Article 2 hereof on an exclusive basis pursuant to the terms of this Agreement for sale and distribution in the European countries listed in Schedule A, attached hereto and made a part hereof, and on a non-exclusive basis pursuant to the terms of this Agreement for sale and distribution in the European countries of Switzerland and Spain (collectively the "Territory").

During the term of this Agreement, and any extensions or renewals thereof, ALK shall not, directly or indirectly, distribute any autoinjector product that competes with the EpiPen product of CENTER which is the subject of this Agreement.

It is understood and agreed that ALK will bring to the attention of CENTER opportunities to expand the Territory and CENTER agrees to negotiate in good faith any such extension of the Territory.

                                   Article 2

The EpiPen products referred to herein are those listed on Schedule B attached hereto and made a part hereof. CENTER grants to ALK the first right to distribute any complementary new or improved EpiPen product(s) or any product(s) which will compete with any EpiPen current product(s). The parties agree to negotiate in good faith the specific terms and conditions for distributing any such new or improved complementary EpiPen product(s).

For purposes of this Agreement a "Right of First Refusal" means that CENTER shall present ALK with a written proposal of the financial terms it will require from ALK to be the sole and exclusive distributor or non-exclusive distributor, as the case may be, of any complementary new or improved EpiPen product. ALK will have ninety (90) days to either accept or reject such proposal. If ALK rejects or fails to accept such proposal CENTER may thereafter contract with any third party having the ability to market throughout the proposed territory but only on terms no more favorable than those offered to ALK. CENTER shall not offer a third party any terms which, individually or in the aggregate, are more favorable than those offered to ALK without first offering those terms to ALK in accordance with this procedure.

ALK grants to CENTER the first right to distribute in the United States any complementary new or improved product(s) or any product(s) which will compete with any EpiPen product(s) which ALK might develop or acquire for sale. The parties agree to negotiate in good faith the specific terms and conditions for distributing any such new or improved complementary product(s).

For purposes of this Agreement a "Right of First Refusal" means that ALK shall present CENTER with a written proposal of the financial terms it will require from CENTER to be the sole and exclusive distributor or non-exclusive distributor, as the case may be, of any complementary new or improved product. CENTER will have ninety (90) days to either accept or reject such proposal.
If CENTER rejects or fails to accept such proposal ALK may thereafter contract with any third party in the United States having the ability to market throughout the Territory but only on terms no more favorable than those offered to CENTER. ALK shall not offer a third party any terms which, individually or in the aggregate, are more favorable than those offered to CENTER without first offering those terms to CENTER in accordance with this procedure.

                                   Article 3

Each EpiPen product so offered for sale will be provided with a "generic" label. ALK shall label, at it's cost, each EpiPen product with the appropriate label required by the regulatory authorities of each country into which the EpiPen products are sold. ALK shall submit to CENTER, for both CENTER's and Survival Technology's approval, which shall not be unreasonably withheld, the proposed label, package and package insert text for each country prior to such relabeling.

ALK shall relabel EpiPen products in accordance with (i) Good Manufacturing Practices as required by the United States Food, Drug and Cosmetic Act (the "Act"), and (ii) all pertinent rules and regulations of the United States Food and Drug Administration or such applicable rules and regulations of similar state or national regulatory authority of any country into which EpiPen products are resold by ALK.

                                   Article 4

The price for each EpiPen product offered for sale to ALK hereunder, including any annual volume discount, is set forth on Schedule B and such price(s) shall remain in effect until December 31, 1995.

Commencing January 1, 1996 and on January 1 thereafter, CENTER reserves the right to change the price of any said EpiPen product upon written notice to ALK. Any such price revision shall be limited to the amount equal to the percentage change in the Urban Consumer Price Index published by the Bureau of Labor Statistics, United States Department of Labor ("Index") using the Index published for calendar 1994 as the base year in accordance with the following formula:

         new year - base year x 100 = percentage adjustment
         --------------------
              base year

Notwithstanding the foregoing, in no event shall CENTER increase CENTER's established price for any EpiPen product in any year relative to the prior year by more than six percent (6.0%).

Any price revision shall be effective with any orders received or shipments made, excluding backorder shipments, after the effective date of such price revision.

                                   Article 5

All orders for said EpiPen products shall be subject to acceptance by CENTER at its office in Port Washington, NY. No order specifying less than a full lot quantity (approx. 13,000 units) or less than a ninety (90) day delivery lead time shall be entitled to acceptance. Payment of all orders shipped shall be due net thirty (30) days after date of invoice.

ALK shall purchase the minimum quantities of EpiPen products as listed in Schedule C, attached hereto and made a part hereof. If for any reason registration in an individual country is not obtained, the minimum sales obligations shall be reduced accordingly.

The parties shall negotiate, in good faith, minimum purchases for years four and five of this Agreement. The parties further agree that said negotiations shall commence not later than ninety (90) days from the end of the third year of this Agreement.

In the event ALK fails to purchase, in any year, at least eighty percent (80%) of said year's minimum quantity, CENTER shall have the right to immediately terminate this Agreement within ninety (90) days of the end of any such year.

ALK shall provide CENTER with a written, 12 month forecast of the quantity of products it reasonably anticipates purchasing from CENTER and shall update the 12 month forecast within 10 days of the end of each calendar quarter. Other than the obligation to provide such forecast, ALK is not bound by any such forecast quantity.

                                   Article 6

Requests for the return of any defective EpiPen product purchased from CENTER must first be made in writing setting forth the date of purchase and invoice number, product identification, quantity and reason for return.

                                   Article 7

CENTER shall aid and assist ALK in the sale of EpiPen products by providing ALK with such artwork (mechanicals) concerning the EpiPen products as the same may be available, provide responses to technical questions and to attend sales meetings, if requested.

Subject to the price revision methodology described in Article 4, CENTER shall supply ALK with reasonable quantities of EpiPen Trainer products at a price of $ * per unit, said price effective through December 31, 1995.

                                   Article 8

ALK will maintain an adequate sales force commensurate with the need for effective and competent market coverage and will provide CENTER with current market information. ALK also agrees to maintain appropriate inventory levels of all EpiPen products specified in Schedule A in all warehouse locations, so that adequate customer service can be provided.

ALK shall be responsible for customer service and technical support.

ALK shall adequately fund marketing and promotional efforts designed to maximize sales of EpiPen products throughout ALK's Territory.

Within sixty (60) days of the end of each year, ALK shall provide to CENTER
(i) an annual report of its EpiPen marketing activities for the recently concluded year as well as the upcoming year and (ii) a report showing annual EpiPen product unit sales on a country by country basis.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Article 9

ALK shall indemnify and hold harmless CENTER and its shareholders, officers, directors, employees and representatives against, and in respect of, any and all claims, losses, expenses, costs, obligations and liabilities and damages of every kind, including reasonable attorney's fees for the defense of same, arising out of the sale and distribution of any EpiPen product, except those caused by CENTER or otherwise arising out of or attributed, directly or indirectly, to the negligence of CENTER.

CENTER shall indemnify and hold harmless ALK and its shareholders, officers, directors, employees and representatives against, and in respect of, any and all claims, losses, expenses, costs, obligations and liabilities and damages of every kind, including reasonable attorney's fees for the defense of same, arising out of the sale and distribution of any EpiPen product, except those caused by ALK or otherwise arising out of or attributed, directly or indirectly, to the negligence of ALK.

                                  Article 10

ALK shall be deemed to be an independent contractor with respect to all matters relating to this Agreement and shall bear all of its own expenses in connection with this Agreement. ALK shall have no authority, whether express or implied, to assume or create any obligation on behalf of CENTER nor shall ALK issue or cause to be issued any price quotations or draft any letters or documents under the name of CENTER, but rather shall use its own name for such purposes.

                                  Article 11

The initial term of this Agreement shall be from the date hereof until December 31, 1999 and renewals shall be subject to (i) continuance of CENTER's exclusive distribution rights of EpiPen products from Survival Technology, Inc. on terms and conditions acceptable to CENTER and (ii) renegotiation, in good faith, of all material issues, including, but not limited to, annual minimum quantities, minimum order quantities, and EpiPen product pricing.

In the event that this Agreement is terminated (i) ALK shall take all reasonable and necessary steps to effectively transfer the country by country registration of the EpiPen products from ALK's name to CENTER's, (ii) ALK shall provide CENTER, subject to the confidentiality provisions of Article 15, with a list of customers for its products and (iii) CENTER shall pay, within thirty (30) days of the end of each calendar quarter and for a period of two
(2) years following said termination, a commission of ten percent (10.0%) of the net sales of products sold to such customers. "Net sales" shall mean the total invoiced amount of all sales of products made by CENTER to these specific customers less (i) regular trade and cash discounts actually allowed and taken; (ii) sales, excise or similar taxes; and
(iii) amounts repaid or credited by reason of rejections or returns of goods. Furthermore, CENTER shall pay all costs directly or indirectly connected with the taking over of the registration of the EpiPen products in the Territory. ALK shall offer to resell to CENTER, at landed cost prices, all existing EpiPen product inventory and labeling materials. Should CENTER reject such offer, ALK shall be permitted to sell its remaining inventory of EpiPen products.

During the two year period that CENTER is paying commissions to ALK, ALK shall not offer for sale to these specific customers any autoinjector product which competes with the EpiPen product distributed and sold by CENTER.

For the limited purpose of auditing any commission payments, CENTER shall provide reasonable access by ALK or ALK's designated accounting representative to its sales records to verify the accuracy of such commission payments. ALK or ALK's accounting representative shall, if requested by CENTER, execute a confidentiality agreement prior to obtaining access to CENTER's records.

                                  Article 12

CENTER warrants that EpiPen products have been manufactured in accordance with
(i) Good Manufacturing Practices as required by the United States Food, Drug and Cosmetic Act (the "Act"), and (ii) all pertinent rules and regulations of the United States Food and Drug Administration. CENTER guarantees that no EpiPen product delivered by it under this Agreement will be adulterated or misbranded within the meaning of the Act, or within the meaning of any other applicable law in which the definition of adulteration or misbranding are substantially the same as those contained in the Act, as such laws are constituted and effective at the time of such shipment or delivery, or as an article which may not, under the provisions of Section 404 or 505 of such Act be introduced into interstate commerce.

CENTER warrants the specified quality and quantity of the EpiPen products but makes no representations or warranties as to fitness or merchantability; its guarantee runs solely to the replacement of defective EpiPen products. CENTER agrees to maintain products liability insurance containing a vendor's endorsement and naming ALK as an additional insured covering all products sold pursuant to the terms of this Agreement with minimum limits of $10,000,000 for combined bodily injury and property damage providing that such insurance shall not be canceled without at least thirty (30) days prior written notice to ALK. ALK is required to carry insurance with minimum limits of $10,000,000 for combined bodily injury and property damage with an acceptable insurance carrier providing that such insurance shall not be canceled without at least thirty (30) days prior written notice to CENTER. Each party shall be entitled to request written evidence of such insurance and any such request shall be honored.

                                  Article 13

ALK shall develop and maintain an adequate data base to file and obtain appropriate regulatory approval for the EpiPen products in the various countries of the Territory, and CENTER shall make such data available to ALK and to such governmental and regulatory agencies as ALK may reasonably designate. ALK shall inform CENTER of the priorities of countries and CENTER shall follow this priority in specific regulatory matters.

ALK shall, unless prohibited by law, file such regulatory registration documents in the name of CENTER in each of the countries of the Territory and shall ensure that such registrations are issued in the name of CENTER. ALK shall maintain any such registrations in full force and effect during the initial and any subsequent renewal term of this Agreement. The costs of all necessary registration fees, both initial filing fees and ongoing registration renewal fees, if any, shall be shared equally by the parties; other out of pocket expenses shall be borne by the party incurring them.

ALK shall create and maintain accurate product/lot traceability records on all products shipped to its customers and ALK shall make such data available to CENTER and to such governmental and regulatory agencies as is necessary.

Each party shall keep the other informed of any formal or informal inquiry relating to any EpiPen products sold hereunder by any regulatory agency of any state or national government or supranational authority.

Should any EpiPen product defect or any governmental action require (i) the recall, destruction or withholding from market of any EpiPen product sold hereunder (hereinafter "Recall"); (ii) issuance of a Medical Device Report within the meaning of the Act on any EpiPen product sold hereunder (hereinafter a "MDR"); or (iii) institution of a field correction of any EpiPen product sold hereunder (hereinafter "Field Correction"), CENTER shall bear the costs and expenses of such Recall, MDR or Field Correction if such Recall, MDR or Field Correction is the direct result of any fault or omission attributable to CENTER, and ALK shall bear the costs and expenses of such Recall, MDR or Field Correction if such Recall, MDR or Field Correction is the direct result of any fault or omission attributable to ALK. Should such Recall, MDR or Field Correction result from the equal fault of both parties, or should it prove impossible to assign fault to either party, the parties shall share such costs and expenses equally.

The parties agree that costs and expenses under this Article shall be defined to include the (i) cost of replacement EpiPen products, (ii) cost of shipping such replacement EpiPen products, (iii) costs of postage and mailing, (iv) chargeback costs from wholesalers implementing any such Recall or Field Correction, and (v) any other costs and expenses the parties agree to include prior to implementing a Recall or Field Correction.

In performing this Agreement, each party shall comply with all applicable treaties, laws and regulations and shall not be required to perform or omit to perform any act required or permitted under this Agreement if such performance or omission would violate the provisions of any such treaty, law or regulation.

Upon reasonable prior notice, ALK shall, from time to time during the term of this Agreement, allow representatives of CENTER to tour and inspect all facilities utilized by ALK in relabeling, storage and shipment of EpiPen products sold to ALK under this Agreement, shall provide reasonable access to its manufacturing quality control documentation, and shall cooperate with such representatives in every reasonable manner.

The parties shall allow representatives of the appropriate regulatory agencies having jurisdiction over CENTER's distribution and/or ALK's marketing and distribution of EpiPen products to tour and inspect all facilities utilized by each party in the labeling, testing, packaging, storage, and shipment of EpiPen products sold under this Agreement, and will cooperate with such representatives in every reasonable manner. Each party agrees to notify the other immediately whenever one party receives notice of a pending inspection of any facility, which is used in the manufacturing, packaging, storage or shipment of EpiPen product, by the FDA or any other regulatory agency with jurisdiction over CENTER's distribution of EpiPen product, and/or ALK's marketing and distribution of EpiPen product. Each party shall also provide the other party with a copy of any FDA Form 483 notices of adverse findings, regulatory letters or similar writings it receives from any governmental authority alleging adverse findings or non-compliance with applicable laws, regulations or standards relating to the items supplied by it hereunder within one (1) week of its own receipt. Each party shall also provide the other party with a copy of the party's written response to such governmental authority within one (1) week of its submission thereof.

In the event that either party receives any customer complaint regarding products covered by this Agreement, the parties receiving such complaint shall give the other written notice of the complaint within five (5) days of its own receipt. All customer complaint evaluations and closed records relating thereto shall be forwarded to the other on a timely basis. Each party shall assist the other party in follow-up and correction of product complaints.

                                  Article 14

CENTER shall not be liable for any delay in the delivery of an order caused by conditions beyond its control.

                                  Article 15

For the purposes of this Agreement, the term "Confidential Information" shall be any information embodying technology, concepts, ideas, techniques, know-how, specifications, formulations, design data, market data, customer lists, product specifications and accounting data which: (a) is disclosed by one party hereto to the other; (b) is claimed by the disclosing party to be secret, confidential and proprietary to the disclosing party; and (c) if disclosed in writing, is marked by the disclosing party to indicate its confidential nature or if disclosed orally, is claimed in writing by the disclosing party to be confidential within ten (10) days following disclosure.

During the period this Agreement remains in effect and for a period of three
(3) years following termination hereof, each party (except as is explicitly otherwise required hereby) shall keep confidential, shall not use for itself or for the benefit of others and shall not copy or allow to be copied in whole or in part any Confidential Information disclosed to such party by the other.

The obligations of confidentiality imposed upon the parties by the foregoing paragraph shall not apply with respect to any alleged Confidential Information which: (a) is known to the recipient thereof, as evidenced by said recipient's written records, prior to receipt thereof from the other party hereto; (b) is disclosed to the recipient after the day hereof by a third party who has the right to make such disclosure; (c) is or becomes a part of the public domain through no fault of the said recipient; or (d) is independently developed by the recipient.

                                  Article 16

All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the date of delivery if delivered personally to the party to whom or which notice is to be given, or on the seventh (7th) day after mailing if mailed to the party to whom or which notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed to the party to receive the notice at the following address or at any other address given to the other party in the manner provided by this Article 14.

         If to CENTER:
                  Center Laboratories
                  35 Channel Drive
                  Port Washington, NY  11050
                  Attn:  President

         With a copy to:
                  EM Industries, Incorporated
                  5 Skyline Drive
                  Hawthorne, NY 10532
                  Attn:  Legal Department

         If to ALK:
                  ALK Laboratories
                  Boge Alle 10-12
                  Postbox 408
                  DK-2970 Horsholm

                  Denmark
                  Attn:  President

If notice shall be sent by telefax or cable, a confirming copy of such telefax or cable shall be sent by mail to the addressee. Nothing contained herein shall justify or excuse failure to give oral notice for the purpose of informing the other party hereto when prompt notification is required, but, it is understood that such oral notice shall in no way satisfy the requirement of a written notice.

                                  Article 17

If any provision of this Agreement is determined to be invalid or unenforceable, the provision shall be deemed to be severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of this Agreement.

                                  Article 18

This Agreement constitutes a personal contract with ALK. ALK may not transfer or assign this Agreement or any part thereof without the prior written approval of CENTER. This Agreement shall be binding upon and shall inure to the benefit of CENTER and its successors and assigns, and shall be binding upon and inure to the benefit of ALK and its permitted assignees.

                                  Article 19

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                  Article 20

Any claim or controversy arising out of or related to this Agreement shall be adjudicated pursuant to the laws of the State of New York.

                                  Article 21

This Agreement supersedes all prior agreements, representations, and understanding between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year above written.

                         FOR ALK LABORATORIES


                         /s/ Lars Ingemann
                         -------------------------------------------------------
                         Lars Ingemann, Vice President, International Operations


                         FOR CENTER LABORATORIES, division of
                            EM INDUSTRIES, INCORPORATED


                         /s/ Alan Pernick
                         -------------------------------------------------------
                         Alan Pernick, President, Center Laboratories

                                  SCHEDULE A


  Countries on an Exclusive Basis            Countries on an Non-Exclusive Basis
  -------------------------------            -----------------------------------

        United Kingdom                                  Switzerland

        Austria                                         Spain

        Denmark

        Sweden

        Norway

        Finland

        Netherlands

        Belgium

        Poland

                                  SCHEDULE B


     PRODUCTS                                   PRICE per UNIT
     --------                                   --------------

     EpiPen(R) Junior                             USD $  *

     EpiPen(R) Senior                             USD $  *

     EpiPen(R) Trainer                            USD $  *


Once ALK has purchased    *    units per year, the EpiPen(R) Junior and Senior
products' price per unit shall be reduced by USD $ * each for the balance of any such year.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                  SCHEDULE C

Country Specific Minimum Annual Purchases (units)

                     Year 1            Year 2             Year 3
                     ------            ------             ------

Norway                 1,000             2,000             3,500
Denmark                2,500             2,500             2,500
Sweden                 5,000             6,000             7,000
Finland                5,000             7,000             9,000
United Kingdom        18,000            27,000            35,000
Austria                6,000            11,000            15,000
Netherlands            6,000            20,000            25,000
Belgium                1,000             2,000             4,000
Poland                 1,000             5,000             8,000
Spain                    500               500             3,000
Switzerland            4,000             8,000            12,000
                  ----------         ---------         ---------
                      50,000            91,000           124,000

                                                                         ANNEX 5

                            DISTRIBUTION AGREEMENT

         This Agreement made as of the lst day of January, 1997 between CENTER LABORATORIES ("Center"), a division of EM Industries, Incorporated, with its office and place of business located at 35 Channel Drive, Port Washington, New York 11050, and ALLEREX LABORATORY LTD. ("Allerex") having its principal office located at 580 Terry Fox Drive, Suite 408, Kanata, Ontario, Canada K2L 4B9.

         WHEREAS, Center has been granted by Meridian Medical Technologies, Inc., ("MTEC") the exclusive right to market MTEC's epinephrine auto-injector products EpiPen(R), EpiPen(R) Jr., Epi-EZ-Pen(TM), Epi-EZ-Pen(TM) Jr. (the "Products") and their respective training devices, (the "Trainers") conforming to the Product and Trainer specifications attached as Exhibit A and any improvements thereon throughout Canada from the date hereof through December 31, 2010; and

         WHEREAS, Center previously has granted Allerex an exclusive right to distribute and sell the Products and Trainers , and in connection therewith, Allerex and Center have previously entered into a certain Agreement dated April 1, 1981, which was modified by several subsequent agreements and understandings; and

         WHEREAS, Allerex and Center wish to modify and restate in their entirety their previous agreements and understandings relating to the Products and the Trainers so as to reflect the terms and conditions contained herein;

         NOW THEREFORE, upon the foregoing premises and in consideration of the mutual covenants herein provided, the parties hereto agree as follows:

Article 1: Center hereby grants to Allerex the exclusive right to market and sell the Products and Trainers throughout Canada for the term commencing the date hereof through December 31, 2010. Allerex's exclusive rights are subject to Center maintaining its exclusive rights to the Products and, furthermore, to Allerex's satisfaction of the provisions of Article 2.

Canada shall be defined as the geographic area that comprises the Dominion of Canada as it exists as of the effective date of this Agreement, and this geographic area will continue to be the territory of distribution during the term of this Agreement, regardless of any political redefinition of this geographic area, e.g., the province of Quebec becoming an independent state.

Article 2: During the term of this Agreement, Allerex agrees to purchase and Center agrees to sell to Allerex, all of Allerex's requirements for the Products and Trainers. Center shall have the option to convert the exclusive right in Allerex to a non-exclusive right to market and sell the Products in Canada in the event Allerex fails to order for delivery in the designated years the following minimum quantities:

1997 - 1995 Product unit volume plus 1996 Product unit volume multiplied by .55. 1998 - 1996 Product unit volume plus 1997 Product unit volume multiplied by .55. 1999 - 1997 Product unit volume plus 1998 Product unit volume multiplied by .55. 2000 - 1998 Product unit volume plus 1999 Product unit volume multiplied by .55. 2001 - 1999 Product unit volume plus 2000 Product unit volume multiplied by .55. 2002 - 2000 Product unit volume plus 2001 Product unit volume multiplied by .55. 2003 - 2001 Product unit volume plus 2002 Product unit volume multiplied by .55. 2004 - 2002 Product unit volume plus 2003 Product unit volume multiplied by .55. 2005 - 2003 Product unit volume plus 2004 Product unit volume multiplied by .55. 2006 - 2004 Product unit volume plus 2005 Product unit volume multiplied by .55. 2007 - 2005 Product unit volume plus 2006 Product unit volume multiplied by .55. 2008 - 2006 Product unit volume plus 2007 Product unit volume multiplied by .55. 2009 - 2007 Product unit volume plus 2008 Product unit volume multiplied by .55. 2010 - 2008 Product unit volume plus 2009 Product unit volume multiplied by .55.

Said option for the remainder of the term of this Agreement must be exercised by Center, if at all, within thirty (30) days of the close of any calendar year.

Article 3: The purchase price of Products ordered by Allerex commencing January 1, 1997, shall be as set forth on Exhibit B. In addition, and as long as Center agrees to provide product liability insurance as afforded by Center's own policy covering the sale of Products by Allerex, Allerex agrees to pay Center, in addition, an insurance cost factor of $.30 per unit. Allerex shall have the option, however, to provide said product liability insurance directly for its own account, in which event the additional insurance cost factor shall cease.

The purchase price of Trainers ordered by Allerex commencing January 1, 1997, shall be as set forth on Exhibit B.

All purchases shall be F.O.B. Port Washington, New York.

Article 4: Center reserves the right to increase the price per Product effective January 1, 1998, and each January lst thereafter, by the percentage which the U.S. Consumer Price Index for all urban consumers (all items; U.S. City average) compiled by the United States Department of Labor for the month of December immediately preceding the commencement of the next calendar year exceeds the Index for the prior month of December.

The price for Trainers is established on a cost plus basis and therefore, Center reserves the right to increase the price of Trainers whenever MTEC increases its price of Trainers to Center.

Article 5: Due to the separate labeling requirements of the Product prepared for delivery to Allerex, Allerex agrees to pay Center, thirty (30) days in advance of the scheduled delivery date, 50% of the purchase price of each unit ordered, and the balance thirty (30) days after the date of actual delivery.

Article 6: Center warrants that all Products and Trainers shipped to Allerex shall be packaged for direct resale, shall meet all Product and Trainer specifications set forth in Exhibit A attached, and meet the Allerex label specifications for sale of the Products and Trainers in Canada. Center agrees to accept for return or refund only those Products and Trainers deemed by Center to be defective and then only upon the prior consent of Center that they be returned physically.

Article 7: Center shall defend, indemnify and hold harmless Allerex, its officers, directors, agents and employees from any losses, expenses, costs (including reasonable attorney fees and expenses), claims and/or judgments arising out of bodily injury, property damage, or any other damage or injury if and to the extent such bodily injury, property damage or other damage or injury is caused by a defect in the Product or Trainer at the time of shipment.

         Allerex agrees to notify Center within 15 days of any negative Product or Trainer information which comes to its attention.

         Allerex shall defend, indemnify and hold harmless Center, its officers, directors, agents and employees from any losses, expenses, costs (including reasonable attorney fees and expenses), claims and/or judgments arising out of bodily injury, property damage, or any other damage or injury if and to the extent such bodily injury, property damage or other damage or injury is caused by the negligence of Allerex.

Article 8: Neither party to this Agreement shall disclose to any third party or commercially use any confidential concepts, information and knowledge concerning the business and products of the other party which it may come to know in dealing with the other party pursuant to the terms of this Agreement provided that such obligation shall not apply to concepts, information and knowledge:

         a) which were already known at the time of receipt from the other party;
         b) which are subsequently acquired from sources under no obligation of secrecy to the other party; and
         c) which are at the time of receipt from or thereafter become part of the public domain through no fault of the other party.

Article 9: The rights and obligations of the parties under this Agreement shall be construed under, and governed by the substantive laws of the State of New York without regard to its conflict of laws provisions. The United Nations Convention on Contracts for the International Sales of Goods expressly does not apply. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration, in accordance with the Rules of the American Arbitration

Association, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

Article 10: This Agreement shall not be assignable by either party hereto without the prior written consent of the other party, except by a party to its parent or to a wholly owned subsidiary of such party or of such parent.

Article 11: A failure to perform any part of this Agreement shall not subject either party to any liability to the other party or be a cause for termination of this Agreement if such failure is reasonably beyond the control of the party failing to perform.

Article 12: In the event Allerex shall be in arrears in payments pursuant to this Agreement for a period of 60 days after the due date thereof, Center shall have the right to terminate this Agreement upon giving Allerex 60 days' written notice, such termination to be effective at the end of such 60-day period unless Allerex shall have paid the arrearages due within such time.

         In the event MTEC permanently discontinues its business of producing the Products for any reason, whether voluntary or involuntary, Center may terminate this Agreement without liability to Allerex by giving not less than three months prior written notice to Allerex.

         In the event MTEC discontinues Center's exclusive rights to the Products for any reason, Center may terminate this Agreement without liability to Allerex by giving not less than three months prior written notice to Allerex.

         Either party shall have the right to terminate this Agreement if the other materially breaches any of the material provisions of this Agreement, provided that the terminating party gives the other party written notice of such termination and a 30-day period from the receipt of said notice to cure said breach.

         Any election to terminate the Agreement pursuant to the provisions of this Article shall affect neither party's available remedies at law or in equity or as otherwise provided herein.

         Under no circumstances shall termination of this Agreement under this
Article 12 or otherwise relieve the parties of their respective obligations to make any payments due under this Agreement. The provisions of Articles 3, 5, 7, 8, 9 and 15 shall survive any such termination of this Agreement.

Article 13: This Agreement is subject to force majeure and failure to perform any part hereof shall not subject any party to any liability to the other or be a cause for termination of this Agreement if such failure is caused by a strike (whether or not the demands of employees involved are reasonable and within the party's power to concede), accident, act of God or the public enemy, weather conditions, default by supplier either in late delivery or delivery of defective goods, or other circumstances of like or different character which are reasonably beyond the control of the party failing to perform.

Article 14: Unless previously terminated pursuant to Article 12, this Agreement shall be for an initial term ending December 31, 2010. Thereafter, this Agreement shall renew automatically for successive two-year terms unless either party shall have provided a notice of termination not less than one year in advance of the original expiration date or of the expiration date of any renewal term.

Article 15: This Agreement may be executed in any two counterparts, which are in all respects similar and each of which shall be deemed to be complete in itself so that any one may be introduced in evidence or used for any other purpose without the production of the other counterpart.

         Any and all notices hereunder shall be in writing and sufficient if delivered personally or sent by registered or certified mail, postage prepaid, or by overnight express service, addressed to the parties hereto as follows:

         If to Allerex:
                  Allerex Laboratory Ltd.
                  580 Terry Fox Drive
                  Suite 408
                  Kanata, Ontario, Canada K2L 4B9
                  Attention: President

         If to Center:
                  Center Laboratories
                  35 Channel Drive
                  Port Washington, New York 11050
                  Attention: President

         This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect thereto, written or oral. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations or liabilities.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

ATTEST:                                  CENTER LABORATORIES
                                         Division of EM Industries, Incorporated

/s/Illegible                             By:  /s/ Alan Pernick
----------------------                      ------------------------------

ATTEST:                                  ALLEREX LABORATORY LTD.

/s/Illegible                             By:  /s/ Anna Maria Solinas
----------------------                      ------------------------------

EXHIBIT A

PRODUCT SPECIFICATIONS

- Epi E-Z Pen(TM) Product Specifications

- Epi E-Z Pen(TM) Jr. Product Specifications

- Epi E-Z Pen(TM) Trainer Product Specifications

- EpiPen(R) Product Specifications

- EpiPen(R) Jr. Product Specifications

- EpiPen(R) Trainer

- Testing Protocol

                                    EXHIBIT

                      EPI E-Z PEN PRODUCT SPECIFICATIONS

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPI EZPEN(R) AUTO-INJECTOR
                          --------------------------

------------------------------------------------------------------------------
Epi EZPen                                          Epinephrine Injection
                                                    1:1,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                 Sampled per MIL-STD-105D Level II, Single
                                      Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                        LIMITS - AQL  *
----                                                           ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.       Crack in glass (jeopardizes functionality or sterility).
2.       Any visual indication of contamination/degradation of solution.
3.       Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.       Wrong or missing component - renders the unit non-functional.
5.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                           LIMITS - AQL  *
----                                                           ------

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.       Leakage (obvious prior to use).
2.       Loose hub (jeopardizes functionality; precludes use).
3.       Chip in glass (does not jeopardize functionality or sterility).
4.       Other (must meet definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPI EZPEN(R) AUTO-INJECTOR
                          --------------------------

TEST - MAJOR DEFECTS                                           LIMITS - AQL  *
----                                                           ------

1. Visual (unmagnified) particulate contamination in solution (using white/black background).

2.       Other (must meet definition of "Major").

             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                       LIMITS - AQL  *
----                                                          ------

1.       Extended needle length less than   *   or greater than  *   .
2.       Gross injection of foreign material.
3.       Slow dispensing time (greater than  * seconds).
4.       Delivered volume is less than   *     or greater than    *   .**
5.       Leakage.
6.       Injector self-activates during arming.
7.       Missing component renders the unit non-functional.
8. Fails functionality test (unable to remove safety cap or expel contents).
9.       Other (must meet definition of "Critical").

         **       Regardless of MIL-STD

TEST - MAJOR DEFECTS                                         LIMITS - AQL  *
                                                             ------

1.       Delivered volume not within specification  (       *      ).
2.       Extended needle length not within limits (       *    ).
3.       Nose cone loose or not properly seated.
4.       Slow dispensing time; greater than * but less than  * seconds.
5.       Other (must meet definition of "Major").
6.       Activation force less than * lbs. or greater than * lbs.
7.       Gross hook or burr. Reversed needles or missing needle point.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                    Page 2 of 5

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPI EZPEN(R) AUTO-INJECTOR
                          --------------------------

TEST - MINOR DEFECTS                                          LIMITS - AQL  *
----                                                          ------

1.       Difficult to arm.
2.       Other (must meet definition of "Minor").

            TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                       LIMITS - AQL  *
----                                                          ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector label.
2.       Incorrect product component/label (product mix-up).
3.       Wrong color of safe pincap or nose cone.
4.       Injector label oriented in opposite direction.
5.       Non-coapted plunger/barb.
6.       Missing component, renders the unit non-functional.
7.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                          LIMITS - AQL  *
                                                              ------

1.       Nose cone loose or not properly seated.
2.       Smearable, removable label markings (including imprinting).
3.       Poor label adhesion.
4.       Cap is not secure on tube.
5.       Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                          LIMITS - AQL  *
----                                                          ------

1.       Label not on straight.
2.       Poor workmanship.
3.       Particle or fiber [greater than]    *         .
4.       Incorrect orientation of injectors inside product tube.
5.       Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPI EZPEN(R) AUTO-INJECTOR
                          --------------------------

               TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                      LIMITS - AQL  *
----                                                        ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.       Incorrect product component (product mix-up).
3.       Patient insert, physician outsert, or business reply card missing.
4.       Missing component, renders the unit non-functional.
5.       Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (12 Pack Tray)                      LIMITS - AQL  *
----                                                        ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.
2.       Incorrect 12 pack tray.
3.       Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (Shipper)                           LIMITS - AQL  *
                                                            ------

1. Incorrect, missing or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.       Incorrect shipper.
3.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS (Blister Tray)                         LIMITS - AQL  *
----                                                        ------

1.       Smearable, removable lid stock marking.
2.       Lidstock print reversed.
3.       Defective tray.
4.       Incomplete seal of blister tray.
5.       Other (must meet definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPI EZPEN(R) AUTO-INJECTOR
                          --------------------------

TEST - MINOR DEFECTS (Blister Tray)                          LIMITS - AQL  *
----                                                         ------

1.       Incorrect orientation of injector/product tube in blister tray.
2.       Poor workmanship.
3.       Other (must meet definition of "Minor").

TEST - MINOR DEFECTS (12 Pack Tray)                          LIMITS - AQL  *
----                                                         ------

1.       Incorrect orientation of blister tray in 12 pack tray.
2.       Other (must meet definition of "Minor").

TEST - MINOR DEFECTS (Shipper)                               LIMITS - AQL  *
----                                                         ------

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing same direction).
2.       Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-S-A                  FINISHED PRODUCT SPECIFICATION

------------------------------------------------------------------------------
                              Title: EpiE-ZPen(R)
                         Epinephrine Injection, 1:1000
                                 0.3 mL / Dose
------------------------------------------------------------------------------

           TEST                   METHOD                     SPECIFICATION
           ----                   ------                     -------------

Epinephrine Assay                RDL - 173                          *

pH                               current USP                        *

Identification                   current USP                        *

Total Acidity                    current USP                        *

Sodium Metabisulfite             RDL - 156                          *

Particulate Matter               RDL - 169                          *

Color and Clarity                current USP                        *

Sterility                        DP-MS 406.0                        *

Bacterial Endotoxin Content      DP-MS 503.0                        *

Activation Force                 DP-QC 394.1                        *

Volume Dispensed                 DP-QC 394.1                        *

Dispensing Time                  DP-QC 394.1                        *

Exposed Needle Length            DP-QC 331.0                        *



* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT

                    EPI E-Z PEN JR. PRODUCT SPECIFICATIONS

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                        EPI EZPEN JR.(R) AUTO-INJECTOR
                        ------------------------------

------------------------------------------------------------------------------
Epi EZPen Jr.                                           Epinephrine Injection
                                                        1:2,000; 0.3 mL/dose

------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                     LIMITS - AQL  *
----                                                        ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.       Crack in glass (jeopardizes functionality or sterility).
2.       Any visual indication of contamination/degradation of solution.
3.       Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.       Wrong or missing component - renders the unit non-functional.
5.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                        LIMITS - AQL  *
----                                                        ------

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.       Leakage (obvious prior to use).
2.       Loose hub (jeopardizes functionality; precludes use).
3.       Chip in glass (does not jeopardize functionality or sterility).
4.       Other (must meed definition of "Major").

                                                                  Page 1 of 5

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                        EPI EZPEN JR.(R) AUTO-INJECTOR
                        ------------------------------


TEST - MAJOR DEFECTS                                         LIMITS - AQL  *
----                                                         ------

1. Visual (unmagnified) particulate contamination in solution (using white/black background).

2.       Other (must meet definition of "Major").

             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                     LIMITS - AQL  *
----                                                        ------

1.       Extended needle length less than   *   or greater than   *  .
2.       Gross injection of foreign material.
3.       Slow dispensing time (greater than  * seconds).
4.       Delivered volume is less than    *    or greater than    *   .**
5.       Leakage.
6.       Injector self-activates during arming.
7.       Missing component renders the unit non-functional.
8. Fails functionality test (unable to remove safety cap or expel contents).
9.       Other (must meet definition of "Critical").

         **       Regardless of ML-STD

TEST - MAJOR DEFECTS                                        LIMITS - AQL  *
                                                            ------

1.       Delivered volume not within specification  (       *      ).
2.       Extended needle length not within limits (      *     ).
3.       Nose cone loose or not properly seated.
4.       Slow dispensing time; greater than * but less than *  seconds.
5.       Other (must meet definition of "Major").
6.       Activation force not less than * lbs. or greater than * lbs.
7.       Gross hook or burr. Reversed needles or missing needle point.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 2 of 5

                                    Exhibit
                                  June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                        EPI EZPEN JR.(R) AUTO-INJECTOR
                        ------------------------------

TEST - MINOR DEFECTS                                         LIMITS - AQL  *
----                                                         ------

1.       Difficult to arm.
2.       Other (must meet definition of "Minor").

            TEST: FINAL PRODUCT INSPECTION I (LABELED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *
----                                                         ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.       Incorrect product component/label (product mix-up).
3.       Wrong nose cone.
4.       Injector label oriented in opposite direction.
5.       Non-coapted plunger/barb.
6.       Missing component, renders the unit non-functional.
7.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                         LIMITS - AQL  *
                                                             ------

1.       Nose cone loose or not properly seated.
2.       Smearable, removable label markings (including imprinting).
3.       Poor label adhesion.
4.       Cap is not secure on tube.
5.       Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                          LIMITS - AQL  *
----                                                          ------

1.       Label not on straight.
2.       Poor workmanship.
3.       Particle or fiber greater than   *     .
4.       Incorrect orientation of injectors inside product tube.
5.       Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.
                                                                   Page 3 of 5

                                    Exhibit
                                   June 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                        EPI EZPEN JR.(R) AUTO-INJECTOR
                        ------------------------------

               TEST: FINAL PRODUCT INSPECTION II (FINAL PACKAGE)

TEST - CRITICAL DEFECTS (Blister Pack)                       LIMITS - AQL  *
----                                                         ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on reply card.
2.       Incorrect product component (product mix-up).
3.       Patent insert, physician outsert, or business reply card missing.
4.       Missing component, renders the unit non-functional.
5.       Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (12 Pack Tray)                       LIMITS - AQL  *
----                                                         ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on 12 pack tray.
2.       Incorrect 12 pack tray.
3.       Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS (Shipper)                            LIMITS - AQL  *
                                                             ------

1. Incorrect, missing or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.       Incorrect shipper.
3.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS (Blister Tray)                         LIMITS - AQL  *
----                                                        ------

1.       Smearable, removable lid stock marking.
2.       Lidstock print reversed.
3.       Defective tray.
4.       Incomplete seal of blister tray.
5.       Other (must meet definition of "Major").


TEST - MINOR DEFECTS (Blister Tray)                          LIMITS - AQL  *
----                                                         ------

1.       Incorrect orientation of injector/product tube in blister tray.
2.       Poor workmanship.
3.       Other (must meet definition of "Minor").


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                   June 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                        EPI EZPEN JR.(R) AUTO-INJECTOR
                        ------------------------------


TEST - MINOR DEFECTS (12 Pack Tray)                         LIMITS - AQL  *
----                                                        ------

1.       Incorrect orientation of blister tray in 12 pack tray.
2.       Other (must meet definition of "Minor")

TEST - MINOR DEFECTS (Shipper)                                LIMITS - AQL  *
----                                                          ------

1. Incorrect orientation of 12 pack tray in shipper (Product name visible, facing same direction).
2.       Other (must meet definition of "Minor").

                                                                  Page 5 of 5

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-R-A                  FINISHED PRODUCT SPECIFICATION
                            Title: EpiE-ZPen(R) Jr.
                         Epinephrine Injection, 1:2000
                                 0.3 mL / Dose

             TEST                    METHOD               SPECIFICATION
             ----                    ------               -------------

Epinephrine Assay                  RDL - 173                        *

pH                                 current USP                      *

Identification                     current USP                      *

Total Acidity                      current USP                      *

Sodium Metabisulfite               RDL - 156                        *

Particulate Matter                 RDL - 169                        *

Color and Clarity                  current USP                      *

Sterility                          DP-MS 406.0                      *

Bacterial Endotoxin Content        DP-MS 503.0                      *

Activation Force                   DP-QC 394.1                      *

Volume Dispensed                   DP-QC 394.1                      *

Dispensing Time                    DP-QC 394.1                      *

Exposed Needle Length              DP-QC 331.0                      *

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT

                  EPI E-Z PEN TRAINER PRODUCT SPECIFICATIONS

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                             EPI EZPEN(R) TRAINER
                             --------------------

                                    LIMITS
                                    ------

1. Cap cannot be removed unless the clip is aligned with one of the black dots.

2.       Unit is capable of being activated with prod extension.

3.       Push button does not fall out when inverted.

4. Durability: Rub label with finger using moderate pressure. Text should not become smeared or illegible.

5.       Label has sufficient overlap, but does not hide text.

                                    EXHIBIT

                        EPI PEN PRODUCT SPECIFICATIONS

                                   Exhibit
                                   June, 1996
                          STI(R) PRODUCT SPECIFICATIONS
                             EPIPEN(R) AUTO-INJECTOR

--------------------------------------------------------------------------------
Epipen                                                     Epinephrine Injection
                                                            1:1,000; 0.3 mL/dose
--------------------------------------------------------------------------------
POST 100% INSPECTION:                  Sampled per MIL-STD-105D Level II, Single
                                       Sampling, Normal Inspection

                       TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                    LIMITS - AQL *

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.  Crack in glass (jeopardizes functionality or sterility).
2.  Any visual indication of contamination/degradation of solution.
3.  Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.  Wrong or missing component - renders the unit non-functional.
5.  Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                       LIMITS - AQL *

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.  Leakage (obvious prior to use).
2.  Loose hub (jeopardizes functionality; precludes use).
3.  Chip in glass (does not jeopardize functionality or sterility).
4.  Other (must meet definition of "Major").

TEST - MAJOR DEFECTS                                       LIMITS - AQL *

1. Visual (unmagnified) particulate matter in solution (using white/black background).
2.  Other (must meet the definition of "major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                           EPI PEN(R) AUTO-INJECTOR
                           ------------------------

             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)

TEST - CRITICAL DEFECTS                                    LIMITS - AQL  *
----                                                       ------

1.       Extended needle length less than   *   or greater than   *  .
2.       Gross injection of foreign material.
3.       Short outer tube separates from long outer tube on activation.
4.       Slow dispensing time (greater than  * seconds).
5.       Delivered volume is less than    *    or greater than   *    .**
6.       Leakage (not obvious prior to use).
7.       Injector self-activates during arming.
8.       Missing component renders the unit non-functional.
9.       Fails functionality test (unable to arm injector or expel contents).
10.      Other (must meet definition of "Critical").

         **       Regardless of MIL-STD

TEST - MAJOR DEFECTS                                       LIMITS - AQL  *
----                                                       ------

1.       Delivered volume not within specification  (       *      ).
2.       Activation force less than * lbs. or greater than * lbs.
3.       Extended needle length not within limits (     *      ).
4.       Gross hook, burr or no point or needle.
5.       Nose cone loose or not properly seated.
6.       Slow dispensing time; greater than * but less than  * seconds.
7.       Other (must meet definition of "Major").

                                                                   Page 2 of 4

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                   Exhibit
                                   -------
                                  June, 1996
                                  ----------
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                            EPIPEN(R) AUTO-INJECTOR
                            -----------------------

TEST - MINOR DEFECTS                                       LIMITS - AQL *
                                                           ------

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.      Difficult to arm.
2.      Other (must meet definition of "minor").

              TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)

TEST - CRITICAL DEFECTS                        LIMITS- AQL *
----                                           ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.

2.      Incorrect product component/label (product mix-up).

3.      Wrong nose cone.

4.      Injector label oriented in opposite direction.

5.      Patient and/or physician insert missing in carton.

6.      Non-coapted spacer/plunger. (Spacer to be fully threaded to plunger.)

7.      Missing component, renders the unit non-functional.

8.      Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS                        LIMITS - AQL * (tray)
----                                           ------

1. Incorrect product name, potency/strangth, volume/contents, lot number or expiration date on injector tray, missing or illegible lot number.

2.      Incorrect tray.

TEST - CRITICAL DEFECTS                        LIMITS - AQL * (shipper)
----                                           ------

1. Incorrect product name, potency/strength, volume/contents, lot number or expiration date on injector shipper, missing or illegible lot number.

2.      Incorrect shipper.


                                                                    Page 3 of 4
* Confidential material ommitted and filed seperately with the Securities and Exchange Commision.

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                           EPI PEN(R) AUTO-INJECTOR
                           ------------------------

TEST - MAJOR DEFECTS                               LIMITS - AQL  *
----                                               ------

1.       Incorrect text other than product label.
2.       Nose cone loose or not properly seated.
3.       Smearable, removable label markings (including imprinting).
4.       Poor label adhesion.
5. Plug cap is not secure on tube (Cap is able to be removed when tube is placed upside down and shaken).
6.       Other (must meet definition of "Major").

TEST - MINOR DEFECTS                               LIMITS - AQL  *
----                                               ------

1.       Label not on straight.
2.       Poor workmanship.
3.       Particle or fiber greater than  *
4. Incorrect orientation of injectors inside tubes, (should be tip down).
5.       Other (must meet definition of "minor").

TEST - MINOR DEFECTS                               LIMITS - AQL  *  (innertray)
----                                               ------

1.       Incorrect packaging of inner tray (cartons facing same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).

TEST - MINOR DEFECTS                               LIMITS - AQL  *  (shipper)
----                                               ------

1. Incorrect orientation of inner trays in shipper (Print will be visible from the front of shipper.)
2.       Other (must meet definition of "Minor").

                                                                   Page 4 of 4

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-S-X                  FINISHED PRODUCT SPECIFICATION

------------------------------------------------------------------------------
                               Title: EpiPen(R)
                         Epinephrine Injection, 1:1000
                                 0.3 mL / Dose
------------------------------------------------------------------------------

           TEST                    METHOD            SPECIFICATION
           ----                    ------            -------------

Epinephrine Assay                 RDL - 173                   *

pH                                current USP                 *

Identification                    current USP                 *

Total Acidity                     current USP                 *

Sodium Metabisulfite              RDL - 156                   *

Particulate Matter                RDL - 169                   *

Color and Clarity                 current USP                 *

Sterility                         DP-MS 406.0                 *

Bacterial Endotoxin Content       DP-MS 503.0                 *

Activation Force                  DP-QC 394.1                 *

Volume Dispensed                  DP-QC 394.1                 *

Dispensing Time                   DP-QC 394.1                 *

Exposed Needle Length             DP-QC 331.0                 *



* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT

                      EPI PEN JR. PRODUCT SPECIFICATIONS

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPIPEN JR.(R) AUTO-INJECTOR
                          ---------------------------

--------------------------------------------------------------------------------
Epipen Jr.                                               Epinephrine Injection
                                                         1:2,000; 0.3 mL/dose

--------------------------------------------------------------------------------
POST 100% INSPECTION:                Sampled per MIL-STD-105D Level II, Single
                                     Sampling, Normal Inspection


                        TEST: VISUAL AUDIT (BASIC UNIT)

TEST - CRITICAL DEFECTS                                      LIMITS - AQL  *
----                                                         ------

Definition - Could, through use, present clear hazard to the user/patient. The product will not function as intended by delivering the specified dose, and therefore, causes misdiagnosis or subjects the user to significant risk. The fact that the product will not function is not clearly obvious prior to use.

1.       Crack in glass (jeopardizes functionality or sterility).
2.       Any visual indication of contamination/degradation of solution
3. Hole or split in sheath, sheath missing or sheath penetrated by needle.
4.       Wrong or missing component - renders the unit non-functional
5.       Other (must meet definition of "Critical").

TEST - MAJOR DEFECTS                                        LIMITS - AQL  *
----                                                        ------

DEFINITION Could, through use, cause extreme discomfort to the user/patient. The product will function as intended, but may result in customer dissatisfaction. The defect may or may not be obvious to the user/patient prior to use.

1.       Leakage (obvious prior to use).
2.       Loose hub (jeopardizes functionality; precludes use).
3.       Chip in glass (does not jeopardize functionality or sterility).
4.       Other (must meet definition of "Major").

TEST - MAJOR DEFECTS                                        LIMITS - AQL  *
----                                                        ------

1. Visual (unmagnified) particulate contamination in solution (using white/black background).
2.       Other (must meet the definition of "major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPIPEN JR.(R) AUTO-INJECTOR
                          ---------------------------

             TEST: FUNCTIONALITY TESTING (ASSEMBLED AUTOINJECTOR)


TEST - CRITICAL DEFECTS                                     LIMITS - AQL  *
----                                                        ------

1.       Extended needle length less than   *   or greater than   *  .
2.       Gross injection of foreign material.
3.       Short outer tube separates from long outer tube on activation.
4.       Slow dispensing time (greater than  * seconds).
5.       Delivered volume is less than    *    or greater than    *   .**
6.       Leakage (not obvious prior to use).
7.       Injector self-activates during arming.
8.       Missing component renders the unit non-functional.
9.       Fails functionality test (unable to arm injector or expel contents).
10.      Other (must meet definition of "Critical").

         **       Regardless of MIL-STD

TEST - MAJOR DEFECTS                                         LIMITS - AQL  *
----                                                         ------

1.       Delivered volume not within specification (       *      ).
2.       Activation force less than * lbs. or greater than * lbs.
3.       Extended needle length not within limits (      *     ).
4.       Gross hook, burr or no point on needle.
5.       Nose cone loose or not properly seated.
6.       Slow dispensing time; greater than * but less than  * seconds.
7.       Other (must meet definition of "Major").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPIPEN JR.(R) AUTO-INJECTOR
                          ---------------------------

TEST - MINOR DEFECTS                                        LIMITS - AQL  *
----                                                        ------

Definition - Defect will not present hazard or be injurious to user/patient. Aesthetic defect is viewed by the customer as less than desired quality and is clearly evident to the user/patient prior to use. Significantly impairs further processing or assembly of the batch and results in significant cost increase.

1.       Difficult to arm.
2.       Other (must meet the definition of "Minor").


               TEST: FINAL PRODUCT INSPECTION (FINISHED PRODUCT)

TEST - CRITICAL DEFECTS                              LIMITS - AQL   *
----                                                 ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector carton.
2.       Incorrect product component/label (product mix-up).
3.       Wrong or nose cone.
4.       Injector label oriented in opposite direction.
5.       Patient and/or physician insert missing in carton.
6.       Non-coapted spacer/plunger. (Spacer to be fully threaded to plunger.)
7.       Missing component, renders the unit non-functional.
8.       Missing hub adapter.
9.       Other (must meet definition of "Critical").

TEST - CRITICAL DEFECTS                              LIMITS - AQL   *  (tray)
----                                                 ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector tray.
2.       Incorrect tray.

TEST - CRITICAL DEFECTS                              LIMITS - AQL   *  (shipper)
----                                                 ------

1. Incorrect, missing, or illegible product name, potency/strength, volume/contents, lot number or expiration date on injector shipper.
2.       Incorrect shipper.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    Exhibit
                                   June, 1996
                         STI(R) PRODUCT SPECIFICATIONS
                         -----------------------------
                          EPIPEN JR.(R) AUTO-INJECTOR
                          ---------------------------


                        TEST: FINAL PRODUCT INSPECTION

TEST - MAJOR DEFECTS                                     LIMITS - AQL   *
----                                                     ------

1.       Incorrect text other than product label.
2.       Nose cone loose or not properly seated.
3.       Smearable, removable label markings (including imprinting).
4.       Poor label adhesion.
5. Plug cap is not secure on tube. (Cap is able to be removed when tube is placed upside down and shaken.)
6.       Cracked or not fully seated hub adapter.
7.       Other (must meet definition of "Major").

TEST - MINOR DEFECTS                                      LIMITS - AQL  *
----                                                      ------

1.       Label not on straight
2.       Poor workmanship.
3.       Particle or fiber less than   *     .
4. Incorrect orientation of injectors inside tubes, (should be tip down).
5.       Other (must meet definition of "minor").

TEST - MINOR DEFECTS                             LIMITS - AQL   *  (inner tray)
----                                             ------

1.       Incorrect packaging of inner tray (cartons facing same direction).
2. Shrinkwrap allows cartons to be removed (aesthetically incorrect or does not provide a proper seal).

TEST - MINOR DEFECTS                              LIMITS - AQL  *  (shipper)
----                                              ------

1. Incorrect orientation of inner trays in shipper. (Print will be visible from the front of shipper.)
2.       Other (must meet definition of "Minor").

* Confidential material omitted and filed separately with the Securities and Exchange Commission.

FP-R-X                  FINISHED PRODUCT SPECIFICATION

--------------------------------------------------------------------------------
                             Title: EpiPen(R) Jr.
                         Epinephrine Injection, 1:2000
                                 0.3 mL / Dose
--------------------------------------------------------------------------------

            TEST                     METHOD              SPECIFICATION
            ----                     ------              -------------


Epinephrine Assay                  RDL - 173                   *

pH                                 current USP                 *

Identification                     current USP                 *

Total Acidity                      current USP                 *

Sodium Metabisulfite               RDL - 156                   *

Particulate Matter                 RDL - 169                   *

Color and Clarity                  current USP                 *

Sterility                          DP-MS 406.0                 *

Bacterial Endotoxin Content        DP-MS 503.0                 *

Activation Force                   DP-QC 394.1                 *

Volume Dispensed                   DP-QC 394.1                 *

Dispensing Time                    DP-QC 394.1                 *

Exposed Needle Length              DP-QC 331.0                 *


* Confidential material omitted and filed separately with the Securities and Exchange Commission.

                                    EXHIBIT

                    EPI PEN TRAINER PRODUCT SPECIFICATIONS

                                    Exhibit
                                  June, 1996
                          STI PRODUCT SPECIFICATIONS
                          --------------------------
                             EPIPEN CLICK TRAINER
                             --------------------

                                    LIMITS
                                    ------

1.       Assembly will successfully activate and recock.

2.       Assembly simulates activation, with audible click.

3. The front end or tip of the assembly will be black, the safe pin will be gray. The safe pin will be intact.

4. The assembly will include the proper label, with correct and legible printing.

5. Units will be completely and properly manufactured, without damage to the assembly.

6. The label will be unaffected and shall remain entirely adherent when rubbed with moderate pressure.

                                    EXHIBIT

                               TESTING PROTOCOL

[LOGO]

Exhibit
-------


          TESTING OF EPIPEN(R) PRODUCTS BY INTERNATIONAL DISTRIBUTORS

         To maintain consistency in the testing of Epipen(R) and EpiEZ Pen products by our international distributors, the following guidelines must be applied regarding sample preparation, test methodology and appropriate test limits. Inclusion of these requirements in a contract format is the appropriate vehicle for clarification.

         o ANALYTICAL TESTING. A list of tests required by the international distributor/regulatory agency must be supplied to STI(R) for official notification. STI will then supply the distributor with STI approved departmental procedures for conducting the tests. Revisions to the methods, when applicable, will be forwarded to the distributor to maintain testing consistency with STI. Only STI approved analytical methods may be used to test the final product.

             FDA approved shelf life specifications will be provided to the distributor for verification of product potency. Product release specifications are only applicable when the final product is released for sale by STI. After that date, shelf life specifications are to be used by the distributor to verify product potency.

         o MICROBIOLOGICAL TESTING. USP sterility testing is performed by STI for product release and is therefore deemed the official result. Due to aseptic technique sensitivity in performing the sterility test and issues associated with product handling in an autoinjector configuration, further sterility testing by the distributor is not recommended.

             In the event of an international regulatory requirement for additional sterility testing, basic unit samples representing the beginning, middle and end of the batch production run will be sent to the distributor for sterility testing. STI approved methods for conducting the USP sterility test will be provided to the distributor and must be followed. USP sterility testing of STI products may only be performed utilizing barrier technology or the Millipore Steritest System.

Epipen(R) Test Specifications
Page 2

             (Microbiological Testing continued)

             Should the international regulatory requirement specify sampling from the distributed batch to perform additional sterility testing, autoinjector samples will be sent to STI for disassembly. Basic unit samples will then be sent to a STI approved testing laboratory for USP sterility testing as outlined above.

             Testing for bacterial endotoxin by the distributor must be conducted per USP requirements, utilizing the gel-clot or turbidimetric LAL test. STI will provide the distributor with test requirements for proper sample dilution and minimum lysate sensitivity.

         o PHYSICAL TESTING. Autoinjector functionality testing may only be performed utilizing STI approved testing procedures and test equipment. Sampling and testing of assembled autoinjectors is performed by STI on every batch of distributed product. Should the distributor/regulatory agency require additional functional testing, equipment must be purchased from STI to conduct these tests. Operating procedures for proper performance of these tests will be provided by STI.

EXHIBIT B

PRODUCT PRICING

Product                                     Price per unit
-------                                     --------------

EpiPen(R)                                       $   *
EpiPen(R)Jr.                                    $   *
Epi E-Z Pen(TM)                                 $   *
Epi E-Z Pen(TM)Jr.                              $   *
EpiPen(R)Trainer                                $   *
Epi E-Z Pen(TM)Trainer                          $   *


                          Quantity Purchased/Prices(1)

Product                      *           *            *

EpiPen(R)                  $ *         $ *            -
EpiPen(R)Jr.               $ *         $ *          $ *

Epi E-Z Pen(TM)              -         $ *          $ *
Epi E-Z Pen(TM)Jr.           -         $ *          $ *


1 Reflects surcharge for custom packaging materials (French/English) and the price for the Training Device. Price does not reflect one time costs for Epi E-Z Pen(TM) (French/English) artwork.
2 All surcharges are based on allocating a partial lot from one batch intended for U.S. distribution, manufactured at the standard batch size.

* Confidential material omitted and filed separately with the Securities and Exchange Commission.